NATIONWIDE VA

SEPARATE

ACCOUNT-B

Annual Report

To

Contract Owners

December 31, 2022

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

HOME OFFICE: COLUMBUS, OHIO

KPMG LLP
Suite 500 191 West Nationwide Blvd.
Columbus, OH 43215-2568

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Nationwide Life and Annuity Insurance Company and

Contract Owners of Nationwide VA Separate Account-B:

Opinion on the Financial Statements

We have audited the accompanying statement of assets, liabilities and contract owners’ equity of the sub-accounts listed in the Appendix that comprise the Nationwide VA Separate Account-B (the Separate Account), as of the date listed in the Appendix, the related statements of operations for the year or period listed in the Appendix and changes in contract owners’ equity for the years or periods listed in the Appendix, and the related notes including the financial highlights in Note 6 (collectively, the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of each sub-account as of the date listed in the Appendix, the results of its operations for the year or period listed in the Appendix, the changes in its contract owners’ equity for the years or periods listed in the Appendix, and the financial highlights for each of the years or periods indicated in Note 6, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Such procedures also included confirmation of securities owned as of December 31, 2022, by correspondence with the transfer agent of the underlying mutual funds or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/     KPMG LLP

We have not been able to determine the specific year that we began serving as the auditor of one or more Nationwide Life Insurance Company separate account investment companies, however we are aware that we have served as the auditor of one or more Nationwide Life Insurance Company separate account investment companies since at least 1981.

Columbus, Ohio

April 3, 2023

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with
KPMG International Limited, a private English company limited by guarantee.

Appendix

Statement of assets, liabilities and contract owners’ equity as of December 31, 2022, the related statement of operations for the year then ended, and the statements of changes in contract owners’ equity for each of the years in the two-year period then ended.

ALLSPRING GLOBAL INVESTMENTS

Allspring Variable Trust - VT Discovery Fund: Class 2 (SVDF)

Allspring Variable Trust - VT Opportunity Fund: Class 2 (SVOF)

AMERICAN CENTURY INVESTMENTS

American Century Variable Portfolios, Inc. - American Century VP Balanced Fund: Class I (ACVB)

American Century Variable Portfolios, Inc. - American Century VP Capital Appreciation Fund: Class I (ACVCA)

American Century Variable Portfolios, Inc. - American Century VP International Fund: Class I (ACVI)

American Century Variable Portfolios, Inc. - American Century VP Disciplined Core Value Fund: Class I (ACVIG)

American Century Variable Portfolios II, Inc. - American Century VP Inflation Protection Fund: Class II (ACVIP2)

American Century Variable Portfolios, Inc. - American Century VP Ultra(R) Fund: Class I (ACVU1)

BNY MELLON INVESTMENT MANAGEMENT

BNY Mellon Variable Investment Fund - Appreciation Portfolio: Initial Shares (DCAP)

BNY Mellon Variable Investment Fund - Growth and Income Portfolio: Initial Shares (DGI)

BNY Mellon Stock Index Fund, Inc.: Initial Shares (DSIF)

BNY Mellon Sustainable U.S. Equity Portfolio, Inc.: Initial Shares (DSRG)

BNY Mellon Investment Portfolios - Small Cap Stock Index Portfolio: Service Shares (DVSCS)

FEDERATED HERMES, INC.

Federated Hermes Insurance Series - Federated Hermes Quality Bond Fund II: Primary Shares (FQB)

FIDELITY INVESTMENTS

Fidelity Variable Insurance Products Fund - VIP Asset Manager Portfolio: Initial Class (FAMP)

Fidelity Variable Insurance Products Fund - VIP Equity-Income Portfolio: Initial Class (FEIP)

Fidelity Variable Insurance Products Fund - VIP Growth Portfolio: Initial Class (FGP)

Fidelity Variable Insurance Products Fund - VIP High Income Portfolio: Initial Class (FHIP)

Fidelity Variable Insurance Products Fund - VIP Investment Grade Bond Portfolio: Service Class (FIGBS)

Fidelity Variable Insurance Products Fund - VIP Overseas Portfolio: Initial Class (FOP)

Fidelity Variable Insurance Products Fund - VIP Value Strategies Portfolio: Service Class (FVSS)

INVESCO INVESTMENTS

Invesco - Invesco V.I. Discovery Mid Cap Growth Fund: Series I (OVAG)

Invesco - Invesco V.I. Main Street Fund: Series I (OVGI)

Invesco - Invesco V.I. Global Fund: Series I (OVGS)

Invesco - Invesco V.I. Conservative Balanced Fund: Series I (OVMS)

J.P. MORGAN INVESTMENT MANAGEMENT INC.

JPMorgan Insurance Trust - JPMorgan Insurance Trust Mid Cap Value Portfolio: Class 1 (JPMMV1)

JANUS HENDERSON INVESTORS

Janus Aspen Series - Janus Henderson Forty Portfolio: Service Shares (JACAS)

Janus Aspen Series - Janus Henderson Global Technology and Innovation Portfolio: Service Shares (JAGTS)

Janus Aspen Series - Janus Henderson Overseas Portfolio: Service Shares (JAIGS)

MORGAN STANLEY

Morgan Stanley Variable Insurance Fund, Inc. - Emerging Markets Debt Portfolio: Class I (MSEM)

Morgan Stanley Variable Insurance Fund, Inc. - U.S. Real Estate Portfolio: Class I (MSVRE)

NATIONWIDE FUNDS GROUP

Nationwide Variable Insurance Trust - NVIT BlackRock Equity Dividend Fund: Class II (EIF2)

Nationwide Variable Insurance Trust - NVIT Government Bond Fund: Class I (GBF)

Nationwide Variable Insurance Trust - NVIT Emerging Markets Fund: Class I (GEM)

Nationwide Variable Insurance Trust - NVIT International Equity Fund: Class I (GIG)

Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderately Aggressive Fund: Class II (GVDMA)

Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderately Conservative Fund: Class II (GVDMC)

Nationwide Variable Insurance Trust - NVIT S&P 500 Index Fund: Class I (GVEX1)

Nationwide Variable Insurance Trust - NVIT Investor Destinations Aggressive Fund: Class II (GVIDA)

Nationwide Variable Insurance Trust - NVIT Investor Destinations Conservative Fund: Class II (GVIDC)

Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderate Fund: Class II (GVIDM)

Nationwide Variable Insurance Trust - NVIT Mid Cap Index Fund: Class I (MCIF)

Nationwide Variable Insurance Trust - NVIT Amundi Multi Sector Bond Fund: Class I (MSBF)

Nationwide Variable Insurance Trust - NVIT BNY Mellon Dynamic U.S. Equity Income: Class I (NVAMV1)

Nationwide Variable Insurance Trust - NVIT BNY Mellon Dynamic U.S. Equity Income: Class X (NVAMVX)

Nationwide Variable Insurance Trust - NVIT Core Bond Fund: Class I (NVCBD1)

A-1

Nationwide Variable Insurance Trust - NVIT NS Partners International Focused Growth Fund: Class I (NVMIG1) (1)

Nationwide Variable Insurance Trust - NVIT Columbia Overseas Value Fund: Class X (NVMIVX)

Nationwide Variable Insurance Trust - NVIT Jacobs Levy Large Cap Growth Fund: Class I (NVMLG1)

Nationwide Variable Insurance Trust - NVIT Allspring Discovery Fund: Class I (NVMMG1)

Nationwide Variable Insurance Trust - NVIT Multi-Manager Mid Cap Value Fund: Class II (NVMMV2)

Nationwide Variable Insurance Trust - NVIT Neuberger Berman Multi Cap Opportunities Fund: Class I (NVNMO1)

Nationwide Variable Insurance Trust - NVIT BNY Mellon Dynamic U.S. Core Fund: Class I (NVOLG1)

Nationwide Variable Insurance Trust - NVIT Real Estate Fund: Class I (NVRE1)

Nationwide Variable Insurance Trust - NVIT Government Money Market Fund: Class I (SAM)

Nationwide Variable Insurance Trust - NVIT Multi-Manager Small Company Fund: Class I (SCF)

Nationwide Variable Insurance Trust - NVIT Multi-Manager Small Cap Growth Fund: Class I (SCGF)

Nationwide Variable Insurance Trust - NVIT Multi-Manager Small Cap Value Fund: Class I (SCVF)

Nationwide Variable Insurance Trust - NVIT AQR Large Cap Defensive Style Fund: Class I (TRF)

NEUBERGER & BERMAN MANAGEMENT, INC.

Neuberger Berman Advisers Management Trust - Mid-Cap Growth Portfolio: I Class Shares (AMCG)

Neuberger Berman Advisers Management Trust - Sustainable Equity Portfolio: Class I Shares (AMSRS)

Neuberger Berman Advisers Management Trust - Short Duration Bond Portfolio: I Class Shares (AMTB)

T. ROWE PRICE

T. Rowe Price Equity Series, Inc. - T. Rowe Price Health Sciences Portfolio: II (TRHS2)

VAN ECK ASSOCIATES CORPORATION

VanEck VIP Trust - VanEck VIP Emerging Markets Bond Fund: Initial Class (VWBF) (1)

VanEck VIP Trust - VanEck VIP Emerging Markets Fund: Initial Class (VWEM) (1)

VanEck VIP Trust - VanEck VIP Global Resources Fund: Initial Class (VWHA) (1)

VanEck VIP Trust - VanEck VIP Global Resources Fund: Class S (VWHAS) (1)

Statement of assets, liabilities and contract owners’ equity as of December 31, 2022, the related statement of operations for the year then ended, and the statements of changes in contract owners’ equity for the year ended December 31, 2022 and the period from December 15, 2021 (inception) to December 31, 2021.

NATIONWIDE FUNDS GROUP

Nationwide Variable Insurance Trust - NVIT Short Term Bond Fund: Class II (NVSTB2)

Statement of assets, liabilities and contract owners’ equity as of December 31, 2022, and the related statements of operations and changes in contract owners’ equity for the period from April 29, 2022 (inception) to December 31, 2022.

INVESCO INVESTMENTS

Invesco - Invesco V.I. Core Plus Bond Fund: Series I Shares (IVCPBI)

Statement of operations for the period from January 1, 2022 to April 29, 2022 (merger) and the statements of changes in contract owners’ equity for the period from January 1, 2022 to April 29, 2022 (merger) and the year ended December 31, 2021.

INVESCO INVESTMENTS

Invesco - Invesco V.I. Core Bond Fund: Series I (OVB)

(1) See Note 1 to the financial statements for the former name of the sub-account.

A-2

NATIONWIDE VA SEPARATE ACCOUNT-B

STATEMENTS OF ASSETS, LIABILTIES AND CONTRACT OWNERS’ EQUITY

DECEMBER 31, 2022

Subaccount*,**	Shares	Cost	Investments, at fair value	Accounts Receivable	Total Assets	Accounts Payable	Contract Owners’ Equity	Accumulation Units	Contracts in Payout	Contract Owners’ Equity
SVDF	3,518	$111,922	$59,909	$-	$59,909	$38	$59,871	$59,871	$-	$59,871
SVOF	54,879	1,355,196	1,224,907	-	1,224,907	228	1,224,679	1,220,129	4,550	1,224,679
ACVB	92,050	675,495	616,737	20	616,757	-	616,757	616,757	-	616,757
ACVI	25,787	276,066	245,753	-	245,753	2	245,751	245,751	-	245,751
ACVIG	45,682	418,362	327,542	11	327,553	-	327,553	327,553	-	327,553
ACVIP2	29,921	313,382	280,357	-	280,357	61	280,296	279,392	904	280,296
ACVU1	3,344	63,058	64,668	-	64,668	28	64,640	64,640	-	64,640
DGI	6,838	212,996	197,423	14	197,437	-	197,437	197,437	-	197,437
DSIF	77,357	4,276,845	4,472,027	-	4,472,027	174	4,471,853	4,468,315	3,538	4,471,853
DSRG	4,542	175,182	189,539	-	189,539	7	189,532	189,532	-	189,532
DVSCS	14,518	261,000	250,589	-	250,589	7	250,582	250,582	-	250,582
FQB	25,405	279,257	249,224	-	249,224	5	249,219	249,219	-	249,219
FAMP	67,932	1,059,378	972,784	-	972,784	46	972,738	971,433	1,305	972,738
FEIP	184,209	4,569,035	4,339,961	-	4,339,961	152	4,339,809	4,338,253	1,556	4,339,809
FGP	29,423	2,456,212	2,104,027	-	2,104,027	12	2,104,015	2,102,608	1,407	2,104,015
FHIP	543,885	2,619,382	2,398,535	-	2,398,535	38	2,398,497	2,395,967	2,530	2,398,497
FIGBS	210,696	2,320,307	2,243,915	-	2,243,915	14	2,243,901	2,243,901	-	2,243,901
FOP	56,457	1,175,481	1,225,119	-	1,225,119	55	1,225,064	1,224,677	387	1,225,064
FVSS	8,616	129,988	123,374	-	123,374	14	123,360	123,360	-	123,360
IVCPBI	90,341	527,912	502,298	-	502,298	8	502,290	502,290	-	502,290
OVAG	1,258	92,857	69,854	-	69,854	7	69,847	69,847	-	69,847
OVGS	46,023	1,784,096	1,431,323	-	1,431,323	158	1,431,165	1,430,159	1,006	1,431,165
OVMS	27,650	444,462	384,890	-	384,890	53	384,837	383,163	1,674	384,837
JPMMV1	19,247	241,276	200,743	-	200,743	16	200,727	200,727	-	200,727
JACAS	7,256	276,903	221,006	-	221,006	10	220,996	220,996	-	220,996
JAGTS	14,467	205,923	150,602	-	150,602	8	150,594	150,594	-	150,594
JAIGS	1,302	45,936	47,855	-	47,855	17	47,838	47,838	-	47,838
MSEM	1,064	8,327	5,725	-	5,725	11	5,714	5,714	-	5,714
MSVRE	34,130	555,587	443,003	-	443,003	19	442,984	442,984	-	442,984
EIF2	24,896	529,920	475,271	7	475,278	-	475,278	475,278	-	475,278
GBF	39,132	388,886	363,932	-	363,932	-	363,932	363,932	-	363,932
GEM	52,682	518,687	539,462	2	539,464	-	539,464	539,464	-	539,464
GIG	12,083	106,794	109,712	-	109,712	4	109,708	109,708	-	109,708
GVDMA	22,233	237,839	173,416	-	173,416	3	173,413	173,413	-	173,413
GVDMC	113,631	1,139,997	939,727	-	939,727	4	939,723	939,723	-	939,723
GVEX1	265,030	1,950,033	1,958,573	-	1,958,573	1	1,958,572	1,958,572	-	1,958,572
GVIDA	5,634	63,280	48,734	-	48,734	11	48,723	48,723	-	48,723

See accompanying notes to financial statements.

NATIONWIDE VA SEPARATE ACCOUNT-B

STATEMENTS OF ASSETS, LIABILTIES AND CONTRACT OWNERS’ EQUITY

DECEMBER 31, 2022

Subaccount*,**	Shares	Cost	Investments, at fair value	Accounts Receivable	Total Assets	Accounts Payable	Contract Owners’ Equity	Accumulation Units	Contracts in Payout	Contract Owners’ Equity
GVIDC	10,692	102,974	93,230	-	93,230	14	93,216	93,216	-	93,216
GVIDM	148,580	1,496,264	1,120,292	-	1,120,292	3	1,120,289	1,120,289	-	1,120,289
MCIF	121,358	2,563,243	2,105,566	-	2,105,566	-	2,105,566	2,105,304	262	2,105,566
MSBF	50,319	457,675	433,246	2	433,248	-	433,248	433,248	-	433,248
NVAMV1	34,671	631,503	575,880	-	575,880	7	575,873	575,666	207	575,873
NVAMVX	14,238	259,812	236,073	4	236,077	-	236,077	236,077	-	236,077
NVCBD1	46,394	448,441	416,618	-	416,618	1	416,617	416,617	-	416,617
NVMIG1	15,575	111,498	106,691	-	106,691	3	106,688	106,688	-	106,688
NVMIVX	22,393	229,824	233,113	-	233,113	7	233,106	233,106	-	233,106
NVMLG1	45,613	414,495	317,922	-	317,922	8	317,914	317,914	-	317,914
NVMMG1	78,953	518,831	410,558	13	410,571	-	410,571	410,571	-	410,571
NVMMV2	17,900	164,794	152,149	13	152,162	-	152,162	152,162	-	152,162
NVNMO1	15,343	188,852	169,540	-	169,540	10	169,530	169,530	-	169,530
NVOLG1	374,550	6,779,223	6,468,472	-	6,468,472	49	6,468,423	6,465,860	2,563	6,468,423
NVRE1	90,786	756,636	620,974	-	620,974	5	620,969	620,969	-	620,969
NVSTB2	898	8,779	8,472	-	8,472	4	8,468	8,468	-	8,468
SAM	1,649,773	1,649,773	1,649,773	-	1,649,773	61	1,649,712	1,649,423	289	1,649,712
SCF	107,324	2,005,512	1,734,352	-	1,734,352	87	1,734,265	1,733,546	719	1,734,265
SCGF	10,899	145,998	127,303	9	127,312	-	127,312	127,312	-	127,312
SCVF	47,390	472,731	401,397	1	401,398	-	401,398	401,143	255	401,398
TRF	57,705	1,381,420	1,269,508	-	1,269,508	24	1,269,484	1,269,484	-	1,269,484
AMCG	9,474	253,355	213,538	1	213,539	-	213,539	213,539	-	213,539
AMSRS	32,186	843,345	862,588	9	862,597	-	862,597	862,597	-	862,597
AMTB	224,788	2,236,190	2,144,481	24	2,144,505	-	2,144,505	2,142,850	1,655	2,144,505
TRHS2	5,173	264,526	271,674	-	271,674	16	271,658	271,658	-	271,658
VWBF	14,107	122,924	100,722	-	100,722	7	100,715	100,715	-	100,715
VWEM	13,378	117,193	116,390	4	116,394	-	116,394	116,394	-	116,394
VWHA	4,124	119,804	117,075	-	117,075	11	117,064	117,064	-	117,064
VWHAS	1,595	38,104	43,334	-	43,334	2	43,332	43,332	-	43,332

*	Represents abbreviation of investment name. For full investment name and related abbreviation, see note 1(b).
**

For all subaccounts not included herein but listed as an investment option in note 1(b), Total Assets and Contract Owners’ Equity at the end of the period are $0. See note 1(b) for all investments available for which no contract owners were invested at December 31, 2022, if applicable.

See accompanying notes to financial statements.

NATIONWIDE VA SEPARATE ACCOUNT-B

STATEMENTS OF OPERATIONS

YEAR ENDED DECEMBER 31, 2022

Investment Activity*:	SVDF	SVOF	ACVB	ACVI	ACVIG	ACVIP2	ACVU1	DCAP
Reinvested dividends	$-	-	8,222	4,164	6,160	18,131	-	-
Mortality and expense risk charges (note 2)	(1,116)	(19,690)	(9,997)	(4,013)	(5,075)	(5,062)	(1,109)	-

Net investment income (loss)	(1,116)	(19,690)	(1,775)	151	1,085	13,069	(1,109)	-

Realized gain (loss) on investments	(8,380)	24,044	(1,192)	(3,344)	(3,851)	(6,656)	2,212	(26)
Change in unrealized gain (loss) on investments	(63,251)	(630,385)	(256,308)	(134,359)	(136,496)	(64,116)	(42,718)	(4)

Net gain (loss) on investments	(71,631)	(606,341)	(257,500)	(137,703)	(140,347)	(70,772)	(40,506)	(30)

Reinvested capital gains	25,839	255,404	109,309	43,829	85,028	1,892	8,014	17

Net increase (decrease) in contract owners’ equity resulting from operations	$(46,908)	(370,627)	(149,966)	(93,723)	(54,234)	(55,811)	(33,601)	(13)

Investment Activity*:	DGI	DSIF	DSRG	DVSCS	FQB	FAMP	FEIP	FGP
Reinvested dividends	$2,013	81,044	1,078	2,443	7,357	21,526	83,897	14,880
Mortality and expense risk charges (note 2)	(3,813)	(92,758)	(3,023)	(3,885)	(4,069)	(16,370)	(47,407)	(35,000)

Net investment income (loss)	(1,800)	(11,714)	(1,945)	(1,442)	3,288	5,156	36,490	(20,120)

Realized gain (loss) on investments	10,614	665,362	318	(22)	(6,142)	38,944	370,880	290,517
Change in unrealized gain (loss) on investments	(119,696)	(2,794,348)	(73,219)	(85,984)	(34,752)	(356,811)	(782,835)	(1,283,963)

Net gain (loss) on investments	(109,082)	(2,128,986)	(72,901)	(86,006)	(40,894)	(317,867)	(411,955)	(993,446)

Reinvested capital gains	56,004	566,092	14,770	32,719	4,373	78,026	145,199	179,455

Net increase (decrease) in contract owners’ equity resulting from operations	$(54,878)	(1,574,608)	(60,076)	(54,729)	(33,233)	(234,685)	(230,266)	(834,111)

See accompanying notes to financial statements.

NATIONWIDE VA SEPARATE ACCOUNT-B

STATEMENTS OF OPERATIONS

YEAR ENDED DECEMBER 31, 2022

Investment Activity*:	FHIP	FIGBS	FOP	FVSS	IVCPBI	OVAG	OVGS	OVMS
Reinvested dividends	$128,847	53,144	13,885	1,313	6,125	-	-	5,721
Mortality and expense risk charges (note 2)	(35,479)	(17,556)	(10,688)	(1,790)	(13,416)	(1,114)	(24,525)	(6,161)

Net investment income (loss)	93,368	35,588	3,197	(477)	(7,291)	(1,114)	(24,525)	(440)

Realized gain (loss) on investments	(270,289)	(138,213)	56,430	14,709	(81,931)	(160)	2,964	77,843
Change in unrealized gain (loss) on investments	(177,435)	(99,184)	(181,654)	(27,943)	(25,614)	(52,750)	(1,040,597)	(198,273)

Net gain (loss) on investments	(447,724)	(237,397)	(125,224)	(13,234)	(107,545)	(52,910)	(1,037,633)	(120,430)

Reinvested capital gains	-	52,403	5,826	5,860	664	21,235	275,516	31,174

Net increase (decrease) in contract owners’ equity resulting from operations	$(354,356)	(149,406)	(116,201)	(7,851)	(114,172)	(32,789)	(786,642)	(89,696)

Investment Activity*:	JPMMV1	JACAS	JAGTS	JAIGS	MSEM	MSVRE	EIF2	GBF
Reinvested dividends	$1,966	128	-	810	447	6,481	6,156	8,323
Mortality and expense risk charges (note 2)	(3,378)	(3,738)	(2,661)	(728)	(85)	(7,928)	(7,870)	(7,277)

Net investment income (loss)	(1,412)	(3,610)	(2,661)	82	362	(1,447)	(1,714)	1,046

Realized gain (loss) on investments	42,309	31,998	1,949	9,629	(34)	40,362	165,554	(66,300)
Change in unrealized gain (loss) on investments	(100,766)	(170,014)	(131,697)	(13,290)	(1,750)	(340,360)	(242,633)	(16,369)

Net gain (loss) on investments	(58,457)	(138,016)	(129,748)	(3,661)	(1,784)	(299,998)	(77,079)	(82,669)

Reinvested capital gains	29,553	42,915	33,959	-	-	113,406	49,798	-

Net increase (decrease) in contract owners’ equity resulting from operations	$(30,316)	(98,711)	(98,450)	(3,579)	(1,422)	(188,039)	(28,995)	(81,623)

See accompanying notes to financial statements.

NATIONWIDE VA SEPARATE ACCOUNT-B

STATEMENTS OF OPERATIONS

YEAR ENDED DECEMBER 31, 2022

Investment Activity*:	GEM	GIG	GVDMA	GVDMC	GVEX1	GVIDA	GVIDC	GVIDM
Reinvested dividends	$1,900	12,475	-	-	25,419	-	-	-
Mortality and expense risk charges (note 2)	(2,985)	(9,795)	(2,733)	(14,468)	(5,934)	(754)	(1,431)	(17,397)

Net investment income (loss)	(1,085)	2,680	(2,733)	(14,468)	19,485	(754)	(1,431)	(17,397)

Realized gain (loss) on investments	(7,197)	(73,349)	8,954	(15,572)	(36,528)	1,311	(3,763)	(101,958)
Change in unrealized gain (loss) on investments	355	(202,411)	(104,209)	(305,113)	6,370	(24,382)	(15,717)	(448,517)

Net gain (loss) on investments	(6,842)	(275,760)	(95,255)	(320,685)	(30,158)	(23,071)	(19,480)	(550,475)

Reinvested capital gains	-	98,365	61,394	178,120	29,265	13,749	7,177	355,681

Net increase (decrease) in contract owners’ equity resulting from operations	$(7,927)	(174,715)	(36,594)	(157,033)	18,592	(10,076)	(13,734)	(212,191)

Investment Activity*:	MCIF	MSBF	NVAMV1	NVAMVX	NVCBD1	NVMIG1	NVMIVX	NVMLG1
Reinvested dividends	$26,118	26,905	6,909	3,160	10,399	-	8,501	17,995
Mortality and expense risk charges (note 2)	(34,200)	(22,696)	(9,121)	(3,335)	(7,638)	(1,653)	(3,536)	(4,928)

Net investment income (loss)	(8,082)	4,209	(2,212)	(175)	2,761	(1,653)	4,965	13,067

Realized gain (loss) on investments	(76,773)	(62,283)	129,090	71,927	(100,841)	(50,220)	34,920	(1,817)
Change in unrealized gain (loss) on investments	(930,840)	(24,357)	(222,442)	(106,572)	(4,545)	(7,858)	(53,460)	(118,156)

Net gain (loss) on investments	(1,007,613)	(86,640)	(93,352)	(34,645)	(105,386)	(58,078)	(18,540)	(119,973)

Reinvested capital gains	595,049	-	80,058	32,450	581	4,631	-	64,196

Net increase (decrease) in contract owners’ equity resulting from operations	$(420,646)	(82,431)	(15,506)	(2,370)	(102,044)	(55,100)	(13,575)	(42,710)

See accompanying notes to financial statements.

NATIONWIDE VA SEPARATE ACCOUNT-B

STATEMENTS OF OPERATIONS

YEAR ENDED DECEMBER 31, 2022

Investment Activity*:	NVMMG1	NVMMV2	NVNMO1	NVOLG1	NVRE1	NVSTB2	SAM	SCF
Reinvested dividends	$-	2,140	705	63,064	11,194	217	24,010	8,431
Mortality and expense risk charges (note 2)	(6,859)	(2,597)	(2,584)	(106,210)	(10,899)	(263)	(27,761)	(29,767)

Net investment income (loss)	(6,859)	(457)	(1,879)	(43,146)	295	(46)	(3,751)	(21,336)

Realized gain (loss) on investments	(239,735)	8,622	31,839	19,709	208,575	(1,294)	-	(31,387)
Change in unrealized gain (loss) on investments	(71,573)	(25,265)	(80,894)	(2,507,280)	(469,880)	(308)	-	(892,743)

Net gain (loss) on investments	(311,308)	(16,643)	(49,055)	(2,487,571)	(261,305)	(1,602)	-	(924,130)

Reinvested capital gains	126,280	11,683	19,872	464,877	55,416	-	40	456,175

Net increase (decrease) in contract owners’ equity resulting from operations	$(191,887)	(5,417)	(31,062)	(2,065,840)	(205,594)	(1,648)	(3,711)	(489,291)

Investment Activity*:	SCGF	SCVF	TRF	AMCG	AMSRS	AMTB	TRHS2	VWBF
Reinvested dividends	$-	1,448	17,133	-	4,160	56,243	-	4,515
Mortality and expense risk charges (note 2)	(2,096)	(6,360)	(39,432)	(3,500)	(14,561)	(16,511)	(4,047)	(1,455)

Net investment income (loss)	(2,096)	(4,912)	(22,299)	(3,500)	(10,401)	39,732	(4,047)	3,060

Realized gain (loss) on investments	(23,285)	16,480	562,397	2,600	36,473	(14,314)	30,578	(2,315)
Change in unrealized gain (loss) on investments	(43,145)	(129,512)	(1,251,962)	(135,959)	(356,276)	(75,955)	(77,714)	(10,067)

Net gain (loss) on investments	(66,430)	(113,032)	(689,565)	(133,359)	(319,803)	(90,269)	(47,136)	(12,382)

Reinvested capital gains	21,525	65,558	315,144	43,668	88,367	-	4,586	-

Net increase (decrease) in contract owners’ equity resulting from operations	$(47,001)	(52,386)	(396,720)	(93,191)	(241,837)	(50,537)	(46,597)	(9,322)

See accompanying notes to financial statements.

NATIONWIDE VA SEPARATE ACCOUNT-B

STATEMENTS OF OPERATIONS

YEAR ENDED DECEMBER 31, 2022

Investment Activity*:	VWEM	VWHA	VWHAS	OVB
Reinvested dividends	$1,693	1,977	671	59,420
Mortality and expense risk charges (note 2)	(7,717)	(1,785)	(594)	(8,977)

Net investment income (loss)	(6,024)	192	77	50,443

Realized gain (loss) on investments	(357,802)	(523)	2,316	(302,308)
Change in unrealized gain (loss) on investments	(3,458)	8,103	74	50,465

Net gain (loss) on investments	(361,260)	7,580	2,390	(251,843)

Reinvested capital gains	117,440	-	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	$(249,844)	7,772	2,467	(201,400)

*

For all subaccounts not included herein but listed as an investment option in note 1(b), there was no activity during the period. See note 1(b) for all investments available for which no contract owners were invested at December 31, 2022, if applicable.

See accompanying notes to financial statements.

NATIONWIDE VA SEPARATE ACCOUNT-B

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2022 AND DECEMBER 31, 2021

	SVDF		SVOF		ACVB		ACVCA
	2022	2021	2022	2021	2022	2021	2022	2021
Investment activity*:
Net investment income (loss)	$(1,116)	(1,925)	(19,690)	(23,432)	(1,775)	(5,876)	-	(5,997)
Realized gain (loss) on investments	(8,380)	17,551	24,044	98,029	(1,192)	7,827	-	166,855
Change in unrealized gain (loss) on investments	(63,251)	(34,660)	(630,385)	183,099	(256,308)	66,024	-	(140,073)
Reinvested capital gains	25,839	8,627	255,404	84,146	109,309	36,052	-	55,515

Net increase (decrease) in contract owners’ equity resulting from operations	(46,908)	(10,407)	(370,627)	341,842	(149,966)	104,027	-	76,300

Equity transactions:
Purchase payments received from contract owners (note 4)	-	-	-	5,527	-	-	-	-
Transfers between funds	(21,464)	43,391	(10,077)	(62,252)	(855)	7,931	-	(510,485)
Redemptions (notes 2, 3, and 4)	(7,240)	(50,893)	(109,854)	(123,113)	(62,632)	(44,769)	-	(49,269)
Adjustments to maintain reserves	31	(16)	5,247	24	-	22	-	41

Net equity transactions	(28,673)	(7,518)	(114,684)	(179,814)	(63,487)	(36,816)	-	(559,713)

Net change in contract owners’ equity	(75,581)	(17,925)	(485,311)	162,028	(213,453)	67,211	-	(483,413)
Contract owners’ equity at beginning of period	135,452	153,377	1,709,990	1,547,962	830,210	762,999	-	483,413

Contract owners’ equity at end of period	$59,871	135,452	1,224,679	1,709,990	616,757	830,210	-	-

CHANGE IN UNITS:
Beginning units	1,358	1,439	17,254	19,273	19,936	20,905	-	8,067
Units purchased	12	397	4	-	12	206	-	-
Units redeemed	(389)	(478)	(1,430)	(2,019)	(1,784)	(1,175)	-	(8,067)

Ending units	981	1,358	15,828	17,254	18,164	19,936	-	-

See accompanying notes to financial statements.

NATIONWIDE VA SEPARATE ACCOUNT-B

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2022 AND DECEMBER 31, 2021

	ACVI		ACVIG		ACVIP2		ACVU1
	2022	2021	2022	2021	2022	2021	2022	2021
Investment activity*:
Net investment income (loss)	$151	(5,325)	1,085	(1,385)	13,069	6,006	(1,109)	(1,964)
Realized gain (loss) on investments	(3,344)	30,882	(3,851)	1,450	(6,656)	2,439	2,212	31,750
Change in unrealized gain (loss) on investments	(134,359)	(7,104)	(136,496)	18,306	(64,116)	8,031	(42,718)	(15,854)
Reinvested capital gains	43,829	12,731	85,028	49,708	1,892	-	8,014	12,389

Net increase (decrease) in contract owners’ equity resulting from operations	(93,723)	31,184	(54,234)	68,079	(55,811)	16,476	(33,601)	26,321

Equity transactions:
Purchase payments received from contract owners (note 4)	(255)	2,105	-	-	54	-	-	-
Transfers between funds	5,637	(30,393)	(196)	24,397	45,224	44,020	(4,311)	(29,297)
Redemptions (notes 2, 3, and 4)	(32,925)	(71,929)	(7,517)	(13,850)	(76,981)	(12,913)	(492)	(66,911)
Adjustments to maintain reserves	240	14	29	(20)	300	65	(46)	45

Net equity transactions	(27,303)	(100,203)	(7,684)	10,527	(31,403)	31,172	(4,849)	(96,163)

Net change in contract owners’ equity	(121,026)	(69,019)	(61,918)	78,606	(87,214)	47,648	(38,450)	(69,842)
Contract owners’ equity at beginning of period	366,777	435,796	389,471	310,865	367,510	319,862	103,090	172,932

Contract owners’ equity at end of period	$245,751	366,777	327,553	389,471	280,296	367,510	64,640	103,090

CHANGE IN UNITS:
Beginning units	9,528	12,133	11,004	10,702	23,199	21,136	1,775	3,615
Units purchased	203	138	26	769	3,253	2,941	-	-
Units redeemed	(1,122)	(2,743)	(270)	(467)	(5,816)	(878)	(104)	(1,840)

Ending units	8,609	9,528	10,760	11,004	20,636	23,199	1,671	1,775

See accompanying notes to financial statements.

NATIONWIDE VA SEPARATE ACCOUNT-B

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2022 AND DECEMBER 31, 2021

	DCAP		DGI		DSIF		DSRG
	2022	2021	2022	2021	2022	2021	2022	2021
Investment activity*:
Net investment income (loss)	$-	(7,868)	(1,800)	(3,026)	(11,714)	(23,588)	(1,945)	(1,657)
Realized gain (loss) on investments	(26)	259,489	10,614	3,020	665,362	213,864	318	5,274
Change in unrealized gain (loss) on investments	(4)	(143,804)	(119,696)	44,796	(2,794,348)	1,231,791	(73,219)	42,137
Reinvested capital gains	17	83,475	56,004	19,575	566,092	315,603	14,770	4,941

Net increase (decrease) in contract owners’ equity resulting from operations	(13)	191,292	(54,878)	64,365	(1,574,608)	1,737,670	(60,076)	50,695

Equity transactions:
Purchase payments received from contract owners (note 4)	-	5,001	(222)	-	808	5,327	-	-
Transfers between funds	-	(985,853)	450	(2,598)	(1,687,600)	304,206	30	(432)
Redemptions (notes 2, 3, and 4)	-	(23,006)	(79,675)	(4,414)	(568,692)	(311,196)	(878)	(109)
Adjustments to maintain reserves	13	(25)	162	(19)	267	(50)	(17)	2

Net equity transactions	13	(1,003,883)	(79,285)	(7,031)	(2,255,217)	(1,713)	(865)	(539)

Net change in contract owners’ equity	-	(812,591)	(134,163)	57,334	(3,829,825)	1,735,957	(60,941)	50,156
Contract owners’ equity at beginning of period	-	812,591	331,600	274,266	8,301,678	6,565,721	250,473	200,317

Contract owners’ equity at end of period	$-	-	197,437	331,600	4,471,853	8,301,678	189,532	250,473

CHANGE IN UNITS:
Beginning units	-	18,755	6,576	6,734	106,570	106,713	4,235	4,239
Units purchased	-	73	665	29	37	6,397	1	504
Units redeemed	-	(18,828)	(2,577)	(187)	(35,306)	(6,540)	(20)	(508)

Ending units	-	-	4,664	6,576	71,301	106,570	4,216	4,235

See accompanying notes to financial statements.

NATIONWIDE VA SEPARATE ACCOUNT-B

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2022 AND DECEMBER 31, 2021

	DVSCS		FQB		FAMP		FEIP
	2022	2021	2022	2021	2022	2021	2022	2021
Investment activity*:
Net investment income (loss)	$(1,442)	(2,350)	3,288	3,834	5,156	300	36,490	13,579
Realized gain (loss) on investments	(22)	1,743	(6,142)	(431)	38,944	24,858	370,880	21,824
Change in unrealized gain (loss) on investments	(85,984)	57,746	(34,752)	(15,895)	(356,811)	90,912	(782,835)	256,986
Reinvested capital gains	32,719	4,061	4,373	2,988	78,026	7,544	145,199	345,871

Net increase (decrease) in contract owners’ equity resulting from operations	(54,729)	61,200	(33,233)	(9,504)	(234,685)	123,614	(230,266)	638,260

Equity transactions:
Purchase payments received from contract owners (note 4)	-	-	268	-	268	57,147	851	117,082
Transfers between funds	(38)	(3,665)	9,213	-	9,213	(4,102)	1,375,246	11,142
Redemptions (notes 2, 3, and 4)	(2,493)	(2,298)	(33,405)	(40,399)	(205,579)	(409,799)	(186,442)	(290,792)
Adjustments to maintain reserves	1	(5)	(9)	(15)	18,531	34	87,672	95

Net equity transactions	(2,530)	(5,968)	(23,933)	(40,414)	(177,567)	(356,720)	1,277,327	(162,473)

Net change in contract owners’ equity	(57,259)	55,232	(57,166)	(49,918)	(412,252)	(233,106)	1,047,061	475,787
Contract owners’ equity at beginning of period	307,841	252,609	306,385	356,303	1,384,990	1,618,096	3,292,748	2,816,961

Contract owners’ equity at end of period	$250,582	307,841	249,219	306,385	972,738	1,384,990	4,339,809	3,292,748

CHANGE IN UNITS:
Beginning units	6,513	6,644	17,629	19,921	36,965	46,832	62,602	65,950
Units purchased	15	21	552	-	258	1,614	29,968	3,267
Units redeemed	(74)	(152)	(2,143)	(2,292)	(6,262)	(11,481)	(4,444)	(6,615)

Ending units	6,454	6,513	16,038	17,629	30,961	36,965	88,126	62,602

See accompanying notes to financial statements.

NATIONWIDE VA SEPARATE ACCOUNT-B

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2022 AND DECEMBER 31, 2021

	FGP		FHIP		FIGBS		FOP
	2022	2021	2022	2021	2022	2021	2022	2021
Investment activity*:
Net investment income (loss)	$(20,120)	(43,961)	93,368	129,568	35,588	6,383	3,197	(7,251)
Realized gain (loss) on investments	290,517	121,581	(270,289)	(9,683)	(138,213)	22,734	56,430	13,513
Change in unrealized gain (loss) on investments	(1,283,963)	(110,266)	(177,435)	(38,062)	(99,184)	(93,641)	(181,654)	63,458
Reinvested capital gains	179,455	613,585	-	-	52,403	34,035	5,826	57,940

Net increase (decrease) in contract owners’ equity resulting from operations	(834,111)	580,939	(354,356)	81,823	(149,406)	(30,489)	(116,201)	127,660

Equity transactions:
Purchase payments received from contract owners (note 4)	(191)	3,667	41	4,778	-	-	25,600	2,110
Transfers between funds	(77,747)	9,608	249,470	672,589	1,339,114	9,567	596,530	(2,859)
Redemptions (notes 2, 3, and 4)	(179,572)	(216,117)	(746,759)	(314,063)	(56,288)	(335,085)	(62,920)	(33,567)
Adjustments to maintain reserves	66,584	23	9,893	(20)	6,861	15	(36,386)	41

Net equity transactions	(190,926)	(202,819)	(487,355)	363,284	1,289,687	(325,503)	522,824	(34,275)

Net change in contract owners’ equity	(1,025,037)	378,120	(841,711)	445,107	1,140,281	(355,992)	406,623	93,385
Contract owners’ equity at beginning of period	3,129,052	2,750,932	3,240,208	2,795,101	1,103,620	1,459,612	818,441	725,056

Contract owners’ equity at end of period	$2,104,015	3,129,052	2,398,497	3,240,208	2,243,901	1,103,620	1,225,064	818,441

CHANGE IN UNITS:
Beginning units	33,438	35,739	136,415	121,187	67,709	87,615	23,661	24,726
Units purchased	113	190	13,530	28,874	97,444	593	26,926	80
Units redeemed	(3,335)	(2,491)	(34,358)	(13,646)	(4,540)	(20,499)	(2,981)	(1,145)

Ending units	30,216	33,438	115,587	136,415	160,613	67,709	47,606	23,661

See accompanying notes to financial statements.

NATIONWIDE VA SEPARATE ACCOUNT-B

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2022 AND DECEMBER 31, 2021

	FVSS		IVCPBI		OVAG		OVGI
	2022	2021	2022	2021	2022	2021	2022	2021
Investment activity*:
Net investment income (loss)	$(477)	120	(7,291)	-	(1,114)	(1,444)	-	(993)
Realized gain (loss) on investments	14,709	1,536	(81,931)	-	(160)	2,995	-	41,499
Change in unrealized gain (loss) on investments	(27,943)	14,930	(25,614)	-	(52,750)	3,563	-	(8,853)
Reinvested capital gains	5,860	10,402	664	-	21,235	10,414	-	10,725

Net increase (decrease) in contract owners’ equity resulting from operations	(7,851)	26,988	(114,172)	-	(32,789)	15,528	-	42,378

Equity transactions:
Purchase payments received from contract owners (note 4)	-	-	(9,299)	-	-	-	-	-
Transfers between funds	8,672	30,379	656,121	-	757	(11,390)	-	(203,616)
Redemptions (notes 2, 3, and 4)	(4,555)	(6,227)	(36,420)	-	-	-	-	(15,378)
Adjustments to maintain reserves	(3,526)	(38)	6,060	-	(11)	(16)	-	7

Net equity transactions	591	24,114	616,462	-	746	(11,406)	-	(218,987)

Net change in contract owners’ equity	(7,260)	51,102	502,290	-	(32,043)	4,122	-	(176,609)
Contract owners’ equity at beginning of period	130,620	79,518	-	-	101,890	97,768	-	176,609

Contract owners’ equity at end of period	$123,360	130,620	502,290	-	69,847	101,890	-	-

CHANGE IN UNITS:
Beginning units	3,224	2,581	-	-	4,333	4,880	-	7,013
Units purchased	220	804	178,155	-	63	28	-	-
Units redeemed	(116)	(161)	(124,874)	-	(29)	(575)	-	(7,013)

Ending units	3,328	3,224	53,281	-	4,367	4,333	-	-

See accompanying notes to financial statements.

NATIONWIDE VA SEPARATE ACCOUNT-B

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2022 AND DECEMBER 31, 2021

	OVGS		OVMS		JPMMV1		JACAS
	2022	2021	2022	2021	2022	2021	2022	2021
Investment activity*:
Net investment income (loss)	$(24,525)	(35,070)	(440)	271	(1,412)	(1,455)	(3,610)	(4,858)
Realized gain (loss) on investments	2,964	63,971	77,843	9,353	42,309	1,741	31,998	19,877
Change in unrealized gain (loss) on investments	(1,040,597)	156,155	(198,273)	7,194	(100,766)	47,508	(170,014)	5,575
Reinvested capital gains	275,516	121,684	31,174	25,819	29,553	14,018	42,915	41,510

Net increase (decrease) in contract owners’ equity resulting from operations	(786,642)	306,740	(89,696)	42,637	(30,316)	61,812	(98,711)	62,104

Equity transactions:
Purchase payments received from contract owners (note 4)	107	4,382	-	1,970	-	-	-	-
Transfers between funds	(3,502)	(36,215)	333	(1,533)	(703)	23,959	(5,190)	(33,560)
Redemptions (notes 2, 3, and 4)	(213,903)	(168,341)	(36,563)	(12,224)	(72,034)	(6,014)	(3,495)	(6,996)
Adjustments to maintain reserves	2,971	21	1,334	55	5,150	(21)	(21,751)	17

Net equity transactions	(214,327)	(200,153)	(34,896)	(11,732)	(67,587)	17,924	(30,436)	(40,539)

Net change in contract owners’ equity	(1,000,969)	106,587	(124,592)	30,905	(97,903)	79,736	(129,147)	21,565
Contract owners’ equity at beginning of period	2,432,134	2,325,547	509,429	478,524	298,630	218,894	350,143	328,578

Contract owners’ equity at end of period	$1,431,165	2,432,134	384,837	509,429	200,727	298,630	220,996	350,143

CHANGE IN UNITS:
Beginning units	23,829	25,971	16,551	17,014	7,110	6,671	7,763	8,803
Units purchased	372	34	13	69	6	640	82	19
Units redeemed	(3,333)	(2,176)	(1,315)	(532)	(1,836)	(201)	(342)	(1,059)

Ending units	20,868	23,829	15,249	16,551	5,280	7,110	7,503	7,763

See accompanying notes to financial statements.

NATIONWIDE VA SEPARATE ACCOUNT-B

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2022 AND DECEMBER 31, 2021

	JAGTS		JAIGS		MSEM		MSVRE
	2022	2021	2022	2021	2022	2021	2022	2021
Investment activity*:
Net investment income (loss)	$(2,661)	(3,837)	82	(257)	362	265	(1,447)	3,826
Realized gain (loss) on investments	1,949	47,249	9,629	551	(34)	(1)	40,362	13,985
Change in unrealized gain (loss) on investments	(131,697)	(38,225)	(13,290)	6,254	(1,750)	(518)	(340,360)	176,002
Reinvested capital gains	33,959	36,320	-	-	-	-	113,406	-

Net increase (decrease) in contract owners’ equity resulting from operations	(98,450)	41,507	(3,579)	6,548	(1,422)	(254)	(188,039)	193,813

Equity transactions:
Purchase payments received from contract owners (note 4)	-	-	-	-	-	-	1,417	2,183
Transfers between funds	-	(72,829)	-	-	-	-	(29,256)	24,588
Redemptions (notes 2, 3, and 4)	(14,109)	(9,991)	(7,460)	(1,332)	-	-	(51,313)	(16,583)
Adjustments to maintain reserves	(8)	9	(2,595)	(11)	1	-	24	65

Net equity transactions	(14,117)	(82,811)	(10,055)	(1,343)	1	-	(79,128)	10,253

Net change in contract owners’ equity	(112,567)	(41,304)	(13,634)	5,205	(1,421)	(254)	(267,167)	204,066
Contract owners’ equity at beginning of period	263,161	304,465	61,472	56,267	7,135	7,389	710,151	506,085

Contract owners’ equity at end of period	$150,594	263,161	47,838	61,472	5,714	7,135	442,984	710,151

CHANGE IN UNITS:
Beginning units	8,458	11,355	3,647	3,727	235	235	8,541	8,387
Units purchased	-	-	-	-	-	-	27	411
Units redeemed	(647)	(2,897)	(487)	(80)	-	-	(1,156)	(257)

Ending units	7,811	8,458	3,160	3,647	235	235	7,412	8,541

See accompanying notes to financial statements.

NATIONWIDE VA SEPARATE ACCOUNT-B

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2022 AND DECEMBER 31, 2021

	EIF2		GBF		GEM		GIG
	2022	2021	2022	2021	2022	2021	2022	2021
Investment activity*:
Net investment income (loss)	$(1,714)	(2,366)	1,046	611	(1,085)	(1,048)	2,680	6,747
Realized gain (loss) on investments	165,554	17,170	(66,300)	1,212	(7,197)	42,052	(73,349)	153,050
Change in unrealized gain (loss) on investments	(242,633)	78,922	(16,369)	(26,729)	355	(49,011)	(202,411)	(21,181)
Reinvested capital gains	49,798	6,465	-	-	-	-	98,365	-

Net increase (decrease) in contract owners’ equity resulting from operations	(28,995)	100,191	(81,623)	(24,906)	(7,927)	(8,007)	(174,715)	138,616

Equity transactions:
Purchase payments received from contract owners (note 4)	-	-	-	1,505	-	-	-	-
Transfers between funds	(1,063)	8,920	36,216	19,429	397,770	2,378	(605,777)	(401,373)
Redemptions (notes 2, 3, and 4)	(128,058)	(23,361)	(196,119)	(128,794)	(3,504)	(162,885)	(20,769)	(85,749)
Adjustments to maintain reserves	(9,230)	(14)	544	(1)	(7,287)	-	(27,737)	(4)

Net equity transactions	(138,351)	(14,455)	(159,359)	(107,861)	386,979	(160,507)	(654,283)	(487,126)

Net change in contract owners’ equity	(167,346)	85,736	(240,982)	(132,767)	379,052	(168,514)	(828,998)	(348,510)
Contract owners’ equity at beginning of period	642,624	556,888	604,914	737,681	160,412	328,926	938,706	1,287,216

Contract owners’ equity at end of period	$475,278	642,624	363,932	604,914	539,464	160,412	109,708	938,706

CHANGE IN UNITS:
Beginning units	21,005	21,525	31,320	36,857	6,256	11,722	50,083	76,250
Units purchased	44	374	2,168	1,358	22,286	108	-	852
Units redeemed	(4,579)	(894)	(11,624)	(6,895)	(174)	(5,574)	(43,167)	(27,019)

Ending units	16,470	21,005	21,864	31,320	28,368	6,256	6,916	50,083

See accompanying notes to financial statements.

NATIONWIDE VA SEPARATE ACCOUNT-B

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2022 AND DECEMBER 31, 2021

	GVDMA		GVDMC		GVEX1		GVIDA
	2022	2021	2022	2021	2022	2021	2022	2021
Investment activity*:
Net investment income (loss)	$(2,733)	(2,918)	(14,468)	(13,986)	19,485	96	(754)	(805)
Realized gain (loss) on investments	8,954	3,356	(15,572)	384	(36,528)	26	1,311	170
Change in unrealized gain (loss) on investments	(104,209)	21,347	(305,113)	60,159	6,370	2,014	(24,382)	7,288
Reinvested capital gains	61,394	3,326	178,120	9,471	29,265	80	13,749	1,011

Net increase (decrease) in contract owners’ equity resulting from operations	(36,594)	25,111	(157,033)	56,028	18,592	2,216	(10,076)	7,664

Equity transactions:
Purchase payments received from contract owners (note 4)	-	-	-	-	-	-	-	-
Transfers between funds	-	-	(131)	1,591	1,905,611	65,062	-	-
Redemptions (notes 2, 3, and 4)	(11,687)	(11,429)	(17,707)	(19,781)	(35,367)	(1)	(2,157)	(1,980)
Adjustments to maintain reserves	(7,215)	3	(18,757)	(17)	(1,909)	12	(2,226)	4

Net equity transactions	(18,902)	(11,426)	(36,595)	(18,207)	1,868,335	65,073	(4,383)	(1,976)

Net change in contract owners’ equity	(55,496)	13,685	(193,628)	37,821	1,886,927	67,289	(14,459)	5,688
Contract owners’ equity at beginning of period	228,909	215,224	1,133,351	1,095,530	71,645	4,356	63,182	57,494

Contract owners’ equity at end of period	$173,413	228,909	939,723	1,133,351	1,958,572	71,645	48,723	63,182

CHANGE IN UNITS:
Beginning units	7,683	8,089	54,678	55,581	4,264	328	1,954	2,024
Units purchased	-	-	14	79	143,035	3,936	-	-
Units redeemed	(456)	(406)	(957)	(982)	(2,501)	-	(69)	(70)

Ending units	7,227	7,683	53,735	54,678	144,798	4,264	1,885	1,954

See accompanying notes to financial statements.

NATIONWIDE VA SEPARATE ACCOUNT-B

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2022 AND DECEMBER 31, 2021

	GVIDC		GVIDM		MCIF		MSBF
	2022	2021	2022	2021	2022	2021	2022	2021
Investment activity*:
Net investment income (loss)	$(1,431)	(1,350)	(17,397)	(17,528)	(8,082)	(5,983)	4,209	74,148
Realized gain (loss) on investments	(3,763)	156	(101,958)	(9,065)	(76,773)	(1,252)	(62,283)	9,272
Change in unrealized gain (loss) on investments	(15,717)	1,902	(448,517)	126,517	(930,840)	473,806	(24,357)	(13,868)
Reinvested capital gains	7,177	673	355,681	15,647	595,049	46,838	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	(13,734)	1,381	(212,191)	115,571	(420,646)	513,409	(82,431)	69,552

Equity transactions:
Purchase payments received from contract owners (note 4)	-	-	-	-	-	-	-	-
Transfers between funds	-	-	-	10,909	(120,423)	116,654	(1,319,880)	(58,370)
Redemptions (notes 2, 3, and 4)	(2,015)	(2,007)	(27,057)	(191,291)	(188,365)	(74,004)	(26,039)	(49,770)
Adjustments to maintain reserves	(912)	8	(33,271)	(16)	(75)	34	21	(10)

Net equity transactions	(2,927)	(1,999)	(60,328)	(180,398)	(308,863)	42,684	(1,345,898)	(108,150)

Net change in contract owners’ equity	(16,661)	(618)	(272,519)	(64,827)	(729,509)	556,093	(1,428,329)	(38,598)
Contract owners’ equity at beginning of period	109,877	110,495	1,392,808	1,457,635	2,835,075	2,278,982	1,861,577	1,900,175

Contract owners’ equity at end of period	$93,216	109,877	1,120,289	1,392,808	2,105,566	2,835,075	433,248	1,861,577

CHANGE IN UNITS:
Beginning units	6,720	6,844	55,645	63,310	55,191	54,328	89,791	95,055
Units purchased	-	-	-	437	1,619	3,012	19	7,651
Units redeemed	(131)	(124)	(1,221)	(8,102)	(8,780)	(2,149)	(68,108)	(12,915)

Ending units	6,589	6,720	54,424	55,645	48,030	55,191	21,702	89,791

See accompanying notes to financial statements.

NATIONWIDE VA SEPARATE ACCOUNT-B

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2022 AND DECEMBER 31, 2021

	NVAMV1		NVAMVX		NVCBD1		NVMIG1
	2022	2021	2022	2021	2022	2021	2022	2021
Investment activity*:
Net investment income (loss)	$(2,212)	(1,389)	(175)	(249)	2,761	(4,541)	(1,653)	(2,149)
Realized gain (loss) on investments	129,090	8,174	71,927	5,166	(100,841)	28,496	(50,220)	1,005
Change in unrealized gain (loss) on investments	(222,442)	183,636	(106,572)	57,459	(4,545)	(68,906)	(7,858)	(10,239)
Reinvested capital gains	80,058	-	32,450	-	581	17,375	4,631	6,323

Net increase (decrease) in contract owners’ equity resulting from operations	(15,506)	190,421	(2,370)	62,376	(102,044)	(27,576)	(55,100)	(5,060)

Equity transactions:
Purchase payments received from contract owners (note 4)	-	-	-	-	-	-	-	-
Transfers between funds	(39,048)	(24,804)	11,762	10,783	(88,988)	(916,482)	(8,026)	6,016
Redemptions (notes 2, 3, and 4)	(106,970)	(31,440)	(19,396)	(1,106)	(27,760)	(46,179)	(1,189)	(2,760)
Adjustments to maintain reserves	(9,408)	(6)	(3,091)	(7)	2,243	(8)	(10,886)	(2)

Net equity transactions	(155,426)	(56,250)	(10,725)	9,670	(114,505)	(962,669)	(20,101)	3,254

Net change in contract owners’ equity	(170,932)	134,171	(13,095)	72,046	(216,549)	(990,245)	(75,201)	(1,806)
Contract owners’ equity at beginning of period	746,805	612,634	249,172	177,126	633,166	1,623,411	181,889	183,695

Contract owners’ equity at end of period	$575,873	746,805	236,077	249,172	416,617	633,166	106,688	181,889

CHANGE IN UNITS:
Beginning units	18,583	20,210	15,902	15,006	45,404	113,545	10,204	10,046
Units purchased	-	-	915	1,781	78	2,045	787	300
Units redeemed	(3,875)	(1,627)	(1,372)	(885)	(9,947)	(70,186)	(1,207)	(142)

Ending units	14,708	18,583	15,445	15,902	35,535	45,404	9,784	10,204

See accompanying notes to financial statements.

NATIONWIDE VA SEPARATE ACCOUNT-B

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2022 AND DECEMBER 31, 2021

	NVMIVX		NVMLG1		NVMMG1		NVMMV2
	2022	2021	2022	2021	2022	2021	2022	2021
Investment activity*:
Net investment income (loss)	$4,965	5,324	13,067	(4,875)	(6,859)	(4,366)	(457)	(1,579)
Realized gain (loss) on investments	34,920	2,053	(1,817)	(13,046)	(239,735)	26,305	8,622	(2,530)
Change in unrealized gain (loss) on investments	(53,460)	16,478	(118,156)	72,825	(71,573)	(124,815)	(25,265)	46,953
Reinvested capital gains	-	-	64,196	55,800	126,280	32,566	11,683	-

Net increase (decrease) in contract owners’ equity resulting from operations	(13,575)	23,855	(42,710)	110,704	(191,887)	(70,310)	(5,417)	42,844

Equity transactions:
Purchase payments received from contract owners (note 4)	-	-	-	-	-	-	-	-
Transfers between funds	-	-	13,009	-	(2,251)	492,016	-	-
Redemptions (notes 2, 3, and 4)	(30,444)	(5,282)	(13,026)	(70,984)	(10,169)	(185,299)	(69,440)	(8,193)
Adjustments to maintain reserves	(7,715)	(9)	(9,022)	(61)	(71,089)	(5)	(2,704)	20

Net equity transactions	(38,159)	(5,291)	(9,039)	(71,045)	(83,509)	306,712	(72,144)	(8,173)

Net change in contract owners’ equity	(51,734)	18,564	(51,749)	39,659	(275,396)	236,402	(77,561)	34,671
Contract owners’ equity at beginning of period	284,840	266,276	369,663	330,004	685,967	449,565	229,723	195,052

Contract owners’ equity at end of period	$233,106	284,840	317,914	369,663	410,571	685,967	152,162	229,723

CHANGE IN UNITS:
Beginning units	22,252	22,669	5,674	7,010	12,387	7,624	5,751	5,968
Units purchased	-	-	205	-	136	8,311	-	-
Units redeemed	(2,623)	(417)	(221)	(1,336)	(465)	(3,548)	(1,780)	(217)

Ending units	19,629	22,252	5,658	5,674	12,058	12,387	3,971	5,751

See accompanying notes to financial statements.

NATIONWIDE VA SEPARATE ACCOUNT-B

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2022 AND DECEMBER 31, 2021

	NVNMO1		NVOLG1		NVRE1		NVSTB2
	2022	2021	2022	2021	2022	2021	2022	2021
Investment activity*:
Net investment income (loss)	$(1,879)	(2,196)	(43,146)	(69,215)	295	(4,465)	(46)	(15)
Realized gain (loss) on investments	31,839	875	19,709	57,572	208,575	30,604	(1,294)	-
Change in unrealized gain (loss) on investments	(80,894)	39,182	(2,507,280)	1,751,661	(469,880)	315,546	(308)	-
Reinvested capital gains	19,872	3,889	464,877	126,896	55,416	-	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	(31,062)	41,750	(2,065,840)	1,866,914	(205,594)	341,685	(1,648)	(15)

Equity transactions:
Purchase payments received from contract owners (note 4)	-	-	(198)	134,427	-	-	-	-
Transfers between funds	-	-	(7,849)	977,780	(47,097)	(236,107)	-	23,488
Redemptions (notes 2, 3, and 4)	(1,686)	(1,382)	(611,806)	(558,455)	(2,314)	(8,269)	(13,336)	-
Adjustments to maintain reserves	(7,144)	(9)	107	120	(71,068)	(10)	(23)	2

Net equity transactions	(8,830)	(1,391)	(619,746)	553,872	(120,479)	(244,386)	(13,359)	23,490

Net change in contract owners’ equity	(39,892)	40,359	(2,685,586)	2,420,786	(326,073)	97,299	(15,007)	23,475
Contract owners’ equity at beginning of period	209,422	169,063	9,154,009	6,733,223	947,042	849,743	23,475	-

Contract owners’ equity at end of period	$169,530	209,422	6,468,423	9,154,009	620,969	947,042	8,468	23,475

CHANGE IN UNITS:
Beginning units	4,158	4,187	153,894	145,323	19,110	24,798	2,353	-
Units purchased	-	-	595	23,190	1,020	83	-	2,353
Units redeemed	(40)	(29)	(12,829)	(14,619)	(2,342)	(5,771)	(1,440)	-

Ending units	4,118	4,158	141,660	153,894	17,788	19,110	913	2,353

See accompanying notes to financial statements.

NATIONWIDE VA SEPARATE ACCOUNT-B

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2022 AND DECEMBER 31, 2021

	SAM		SCF		SCGF		SCVF
	2022	2021	2022	2021	2022	2021	2022	2021
Investment activity*:
Net investment income (loss)	$(3,751)	(35,168)	(21,336)	(35,290)	(2,096)	(3,013)	(4,912)	(6,871)
Realized gain (loss) on investments	-	-	(31,387)	41,942	(23,285)	5,543	16,480	(34,518)
Change in unrealized gain (loss) on investments	-	-	(892,743)	563,847	(43,145)	(4,057)	(129,512)	162,262
Reinvested capital gains	40	-	456,175	23,671	21,525	17,309	65,558	-

Net increase (decrease) in contract owners’ equity resulting from operations	(3,711)	(35,168)	(489,291)	594,170	(47,001)	15,782	(52,386)	120,873

Equity transactions:
Purchase payments received from contract owners (note 4)	189,994	444,058	(266)	6,619	-	-	-	-
Transfers between funds	130,840	(155,052)	(208,964)	(106,293)	(10,278)	6,462	(274)	(5,287)
Redemptions (notes 2, 3, and 4)	(861,144)	(722,391)	(38,876)	(161,141)	(4,620)	(6,163)	(20,363)	(80,113)
Adjustments to maintain reserves	137	14	(847)	(103)	(14,790)	(37)	(16,331)	(10)

Net equity transactions	(540,173)	(433,371)	(248,953)	(260,918)	(29,688)	262	(36,968)	(85,410)

Net change in contract owners’ equity	(543,884)	(468,539)	(738,244)	333,252	(76,689)	16,044	(89,354)	35,463
Contract owners’ equity at beginning of period	2,193,596	2,662,135	2,472,509	2,139,257	204,001	187,957	490,752	455,289

Contract owners’ equity at end of period	$1,649,712	2,193,596	1,734,265	2,472,509	127,312	204,001	401,398	490,752

CHANGE IN UNITS:
Beginning units	195,790	234,166	24,235	27,059	8,202	8,213	8,875	10,714
Units purchased	51,396	59,012	310	637	-	735	-	198
Units redeemed	(99,706)	(97,388)	(3,298)	(3,461)	(745)	(746)	(416)	(2,037)

Ending units	147,480	195,790	21,247	24,235	7,457	8,202	8,459	8,875

See accompanying notes to financial statements.

NATIONWIDE VA SEPARATE ACCOUNT-B

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2022 AND DECEMBER 31, 2021

	TRF		AMCG		AMSRS		AMTB
	2022	2021	2022	2021	2022	2021	2022	2021
Investment activity*:
Net investment income (loss)	$(22,299)	(17,816)	(3,500)	(4,525)	(10,401)	(13,882)	39,732	13,862
Realized gain (loss) on investments	562,397	166,854	2,600	4,772	36,473	36,880	(14,314)	50
Change in unrealized gain (loss) on investments	(1,251,962)	232,440	(135,959)	(847)	(356,276)	200,147	(75,955)	(21,864)
Reinvested capital gains	315,144	145,629	43,668	33,184	88,367	25,134	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	(396,720)	527,107	(93,191)	32,584	(241,837)	248,279	(50,537)	(7,952)

Equity transactions:
Purchase payments received from contract owners (note 4)	53	-	-	-	-	-	-	-
Transfers between funds	(1,666,871)	437,557	-	-	(36)	(59,211)	1,375,862	285,217
Redemptions (notes 2, 3, and 4)	(92,019)	(310,004)	(9,090)	(6,401)	(198,919)	(63,217)	(171,754)	(99,617)
Adjustments to maintain reserves	(6)	13	46	(24)	3,119	12	784	78

Net equity transactions	(1,758,843)	127,566	(9,044)	(6,425)	(195,836)	(122,416)	1,204,892	185,678

Net change in contract owners’ equity	(2,155,563)	654,673	(102,235)	26,159	(437,673)	125,863	1,154,355	177,726
Contract owners’ equity at beginning of period	3,425,047	2,770,374	315,774	289,615	1,300,270	1,174,407	990,150	812,424

Contract owners’ equity at end of period	$1,269,484	3,425,047	213,539	315,774	862,597	1,300,270	2,144,505	990,150

CHANGE IN UNITS:
Beginning units	59,149	57,467	13,998	14,295	31,195	34,287	72,021	58,646
Units purchased	544	8,136	-	-	20	6	109,495	20,588
Units redeemed	(35,396)	(6,454)	(521)	(297)	(5,464)	(3,098)	(14,525)	(7,213)

Ending units	24,297	59,149	13,477	13,998	25,751	31,195	166,991	72,021

See accompanying notes to financial statements.

NATIONWIDE VA SEPARATE ACCOUNT-B

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2022 AND DECEMBER 31, 2021

	TRHS2		VWBF		VWEM		VWHA
	2022	2021	2022	2021	2022	2021	2022	2021
Investment activity*:
Net investment income (loss)	$(4,047)	(4,537)	3,060	4,309	(6,024)	(4,643)	192	(1,193)
Realized gain (loss) on investments	30,578	8,591	(2,315)	(1,814)	(357,802)	13,985	(523)	(1,331)
Change in unrealized gain (loss) on investments	(77,714)	5,746	(10,067)	(9,024)	(3,458)	(155,906)	8,103	20,067
Reinvested capital gains	4,586	21,272	-	-	117,440	21,157	-	-

Net increase (decrease) in contract owners’ equity resulting from operations	(46,597)	31,072	(9,322)	(6,529)	(249,844)	(125,407)	7,772	17,543

Equity transactions:
Purchase payments received from contract owners (note 4)	-	-	-	-	-	-	-	-
Transfers between funds	10,155	33,141	-	-	(437,884)	57,958	-	-
Redemptions (notes 2, 3, and 4)	(28,630)	(9,709)	(2,432)	(3,369)	(10,734)	(10,866)	(6,184)	(5,559)
Adjustments to maintain reserves	761	(5)	(7)	(7)	2	23	(14)	(12)

Net equity transactions	(17,714)	23,427	(2,439)	(3,376)	(448,616)	47,115	(6,198)	(5,571)

Net change in contract owners’ equity	(64,311)	54,499	(11,761)	(9,905)	(698,460)	(78,292)	1,574	11,972
Contract owners’ equity at beginning of period	335,969	281,470	112,476	122,381	814,854	893,146	115,490	103,518

Contract owners’ equity at end of period	$271,658	335,969	100,715	112,476	116,394	814,854	117,064	115,490

CHANGE IN UNITS:
Beginning units	5,421	5,050	6,138	6,315	26,652	25,372	4,616	4,849
Units purchased	224	652	-	-	8	2,627	-	-
Units redeemed	(551)	(281)	(146)	(177)	(21,552)	(1,347)	(236)	(233)

Ending units	5,094	5,421	5,992	6,138	5,108	26,652	4,380	4,616

See accompanying notes to financial statements.

NATIONWIDE VA SEPARATE ACCOUNT-B

STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY

YEARS ENDED DECEMBER 31, 2022 AND DECEMBER 31, 2021

	VWHAS		OVB
	2022	2021	2022	2021
Investment activity*:
Net investment income (loss)	$77	(424)	50,443	15,156
Realized gain (loss) on investments	2,316	5,304	(302,308)	271
Change in unrealized gain (loss) on investments	74	(119)	50,465	(156,043)
Reinvested capital gains	-	-	-	77,811

Net increase (decrease) in contract owners’ equity resulting from operations	2,467	4,761	(201,400)	(62,805)

Equity transactions:
Purchase payments received from contract owners (note 4)	-	-	-	-
Transfers between funds	6,765	8,789	(1,778,222)	184,131
Redemptions (notes 2, 3, and 4)	(1,262)	(5,413)	(3,861)	(74,857)
Adjustments to maintain reserves	8	(9)	746	(15)

Net equity transactions	5,511	3,367	(1,781,337)	109,259

Net change in contract owners’ equity	7,978	8,128	(1,982,737)	46,454
Contract owners’ equity at beginning of period	35,354	27,226	1,982,737	1,936,283

Contract owners’ equity at end of period	$43,332	35,354	-	1,982,737

CHANGE IN UNITS:
Beginning units	4,481	4,035	125,534	118,823
Units purchased	1,195	2,744	226	18,422
Units redeemed	(523)	(2,298)	(125,760)	(11,711)

Ending units	5,153	4,481	-	125,534

*

For all subaccounts not included herein but listed as an investment option in note 1(b), there was no activity during the two-year period. See note 1(b) for all investments available for which no contract owners were invested at December 31, 2022, if applicable.

See accompanying notes to financial statements.

NATIONWIDE VA SEPARATE ACCOUNT-B NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2022

(1) Background and Summary of Significant Accounting Policies

(a) Organization and Nature of Operations

The Nationwide VA Separate Account-B (the Separate Account) was established pursuant to a resolution of the Board of Directors of Nationwide Life and Annuity Insurance Company (the Company) on March 6, 1991. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940. The Separate Account is an Investment Company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946, Financial Services – Investment Companies. The Company offers tax qualified and non-tax qualified Individual Deferred Variable Annuity Contracts through the Separate Account.

(b) The Contracts

The Separate Account offers variable annuity insurance benefits intended to serve the long-term saving needs of investors. The primary distribution for the contracts is through the brokerage community; however, other distributors are utilized. Contract features are described in the applicable prospectus.

A contract owner may choose from among a number of different underlying mutual fund options. The underlying mutual fund options are not available to the general public directly. The underlying mutual funds are available as investment options in variable life insurance policies or variable annuity contracts issued by life insurance companies or, in some cases, through participation in certain qualified pension or retirement plans.

Some of the underlying mutual funds have been established by investment advisers which manage publicly traded mutual funds having similar names and investment objectives. While some of the underlying mutual funds may be similar to, and may in fact be modeled after, publicly traded mutual funds, the underlying mutual funds are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and any corresponding underlying mutual funds may differ substantially.

With certain exceptions, contract owners in either the accumulation or payout phase may invest in any of the following:

ALLSPRING GLOBAL INVESTMENTS

Allspring Variable Trust - VT Discovery Fund: Class 2 (SVDF)

Allspring Variable Trust - VT Opportunity Fund: Class 2 (SVOF)

AMERICAN CENTURY INVESTMENTS

American Century Variable Portfolios, Inc. - American Century VP Balanced Fund: Class I (ACVB)

American Century Variable Portfolios, Inc. - American Century VP Capital Appreciation Fund: Class I (ACVCA)*

American Century Variable Portfolios, Inc. - American Century VP International Fund: Class I (ACVI)

American Century Variable Portfolios, Inc. - American Century VP Disciplined Core Value Fund: Class I (ACVIG)

American Century Variable Portfolios II, Inc. - American Century VP Inflation Protection Fund: Class II (ACVIP2)

American Century Variable Portfolios, Inc. - American Century VP Ultra(R) Fund: Class I (ACVU1)

BNY MELLON INVESTMENT MANAGEMENT

BNY Mellon Variable Investment Fund - Appreciation Portfolio: Initial Shares (DCAP)*

BNY Mellon Variable Investment Fund - Growth and Income Portfolio: Initial Shares (DGI)

BNY Mellon Stock Index Fund, Inc.: Initial Shares (DSIF)

BNY Mellon Sustainable U.S. Equity Portfolio, Inc.: Initial Shares (DSRG)

BNY Mellon Investment Portfolios - Small Cap Stock Index Portfolio: Service Shares (DVSCS)

FEDERATED HERMES, INC.

Federated Hermes Insurance Series - Federated Hermes Quality Bond Fund II: Primary Shares (FQB)

FIDELITY INVESTMENTS

Fidelity Variable Insurance Products Fund - VIP Asset Manager Portfolio: Initial Class (FAMP)

Fidelity Variable Insurance Products Fund - VIP Equity-Income Portfolio: Initial Class (FEIP)

Fidelity Variable Insurance Products Fund - VIP Growth Portfolio: Initial Class (FGP)

Fidelity Variable Insurance Products Fund - VIP High Income Portfolio: Initial Class (FHIP)

Fidelity Variable Insurance Products Fund - VIP Investment Grade Bond Portfolio: Service Class (FIGBS)

Fidelity Variable Insurance Products Fund - VIP Overseas Portfolio: Initial Class (FOP)

Fidelity Variable Insurance Products Fund - VIP Value Strategies Portfolio: Service Class (FVSS)

INVESCO INVESTMENTS

Invesco - Invesco V.I. Core Plus Bond Fund: Series I Shares (IVCPBI)

Invesco - Invesco V.I. Discovery Mid Cap Growth Fund: Series I (OVAG)

Invesco - Invesco V.I. Main Street Fund: Series I (OVGI)*

Invesco - Invesco V.I. Global Fund: Series I (OVGS)

Invesco - Invesco V.I. Conservative Balanced Fund: Series I (OVMS)

J.P. MORGAN INVESTMENT MANAGEMENT INC.

JPMorgan Insurance Trust - JPMorgan Insurance Trust Mid Cap Value Portfolio: Class 1 (JPMMV1)

JANUS HENDERSON INVESTORS

Janus Aspen Series - Janus Henderson Forty Portfolio: Service Shares (JACAS)

Janus Aspen Series - Janus Henderson Global Technology and Innovation Portfolio: Service Shares (JAGTS)

Janus Aspen Series - Janus Henderson Overseas Portfolio: Service Shares (JAIGS)

NATIONWIDE VA SEPARATE ACCOUNT-B NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2022

MORGAN STANLEY

Morgan Stanley Variable Insurance Fund, Inc. - Emerging Markets Debt Portfolio: Class I (MSEM)

Morgan Stanley Variable Insurance Fund, Inc. - U.S. Real Estate Portfolio: Class I (MSVRE)

NATIONWIDE FUNDS GROUP

Nationwide Variable Insurance Trust - NVIT BlackRock Equity Dividend Fund: Class II (EIF2)

Nationwide Variable Insurance Trust - NVIT Government Bond Fund: Class I (GBF)

Nationwide Variable Insurance Trust - NVIT Emerging Markets Fund: Class I (GEM)

Nationwide Variable Insurance Trust - NVIT International Equity Fund: Class I (GIG)

Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderately Aggressive Fund: Class II (GVDMA)

Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderately Conservative Fund: Class II (GVDMC)

Nationwide Variable Insurance Trust - NVIT S&P 500 Index Fund: Class I (GVEX1)

Nationwide Variable Insurance Trust - NVIT Investor Destinations Aggressive Fund: Class II (GVIDA)

Nationwide Variable Insurance Trust - NVIT Investor Destinations Conservative Fund: Class II (GVIDC)

Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderate Fund: Class II (GVIDM)

Nationwide Variable Insurance Trust - NVIT Mid Cap Index Fund: Class I (MCIF)

Nationwide Variable Insurance Trust - NVIT Amundi Multi Sector Bond Fund: Class I (MSBF)

Nationwide Variable Insurance Trust - NVIT BNY Mellon Dynamic U.S. Equity Income: Class I (NVAMV1)

Nationwide Variable Insurance Trust - NVIT BNY Mellon Dynamic U.S. Equity Income: Class X (NVAMVX)

Nationwide Variable Insurance Trust - NVIT Core Bond Fund: Class I (NVCBD1)

Nationwide Variable Insurance Trust - NVIT NS Partners International Focused Growth Fund: Class I (NVMIG1)

Nationwide Variable Insurance Trust - NVIT Columbia Overseas Value Fund: Class X (NVMIVX)

Nationwide Variable Insurance Trust - NVIT Jacobs Levy Large Cap Growth Fund: Class I (NVMLG1)

Nationwide Variable Insurance Trust - NVIT Allspring Discovery Fund: Class I (NVMMG1)

Nationwide Variable Insurance Trust - NVIT Multi-Manager Mid Cap Value Fund: Class II (NVMMV2)

Nationwide Variable Insurance Trust - NVIT Neuberger Berman Multi Cap Opportunities Fund: Class I (NVNMO1)

Nationwide Variable Insurance Trust - NVIT BNY Mellon Sustainable U.S. Equity Fund: Class I (NVNSR1)*

Nationwide Variable Insurance Trust - NVIT BNY Mellon Dynamic U.S. Core Fund: Class I (NVOLG1)

Nationwide Variable Insurance Trust - NVIT Real Estate Fund: Class I (NVRE1)

Nationwide Variable Insurance Trust - NVIT Short Term Bond Fund: Class II (NVSTB2)

Nationwide Variable Insurance Trust - NVIT Government Money Market Fund: Class I (SAM)

Nationwide Variable Insurance Trust - NVIT Multi-Manager Small Company Fund: Class I (SCF)

Nationwide Variable Insurance Trust - NVIT Multi-Manager Small Cap Growth Fund: Class I (SCGF)

Nationwide Variable Insurance Trust - NVIT Multi-Manager Small Cap Value Fund: Class I (SCVF)

Nationwide Variable Insurance Trust - NVIT AQR Large Cap Defensive Style Fund: Class I (TRF)

NEUBERGER & BERMAN MANAGEMENT, INC.

Neuberger Berman Advisers Management Trust - Mid-Cap Growth Portfolio: I Class Shares (AMCG)

Neuberger Berman Advisers Management Trust - Sustainable Equity Portfolio: Class I Shares (AMSRS)

Neuberger Berman Advisers Management Trust - Short Duration Bond Portfolio: I Class Shares (AMTB)

T. ROWE PRICE

T. Rowe Price Equity Series, Inc. - T. Rowe Price Health Sciences Portfolio: II (TRHS2)

VAN ECK ASSOCIATES CORPORATION

VanEck VIP Trust - VanEck VIP Emerging Markets Bond Fund: Initial Class (VWBF)

VanEck VIP Trust - VanEck VIP Emerging Markets Fund: Initial Class (VWEM)

VanEck VIP Trust - VanEck VIP Global Resources Fund: Initial Class (VWHA)

VanEck VIP Trust - VanEck VIP Global Resources Fund: Class S (VWHAS)

*	At December 31, 2022, contract owners were not invested in this fund.

Unless listed below, the financial statements presented are as of December 31, 2022 and for each of the years in the two-year period ended December 31, 2022. For the subaccounts listed below with inception dates in 2022, the financial statements are as of December 31, 2022 and for the period from the inception date to December 31, 2022. For the subaccounts listed below with liquidation dates in 2022, the financial statements are for the period from January 1, 2022 to the liquidation date. For the subaccounts listed below with inception dates in 2021, the prior year financial statements reflect the period from inception date to December 31, 2021.

	Inception Date	Liquidation Date
Nationwide Variable Insurance Trust - NVIT Short Term Bond Fund: Class II (NVSTB2)	12/15/2021
Invesco - Invesco V.I. Core Plus Bond Fund: Series I Shares (IVCPBI)	4/29/2022

NATIONWIDE VA SEPARATE ACCOUNT-B NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2022

For the two-year period ending December 31, 2022, the following underlying mutual fund mergers occurred. Underlying mutual funds that were acquired during the period ending December 31, 2022 are no longer available as of December 31, 2022. Underlying mutual funds that were acquired during the period ending December 31, 2021 are no longer available as of December 31, 2021.

Acquired Underlying Mutual Fund	Acquiring Underlying Mutual Fund	Effective Date
Invesco - Invesco V.I. Core Bond Fund: Series I (OVB)	Invesco - Invesco V.I. Core Plus Bond Fund: Series I Shares (IVCPBI)	4/29/2022

For the one-year period ended December 31, 2022, the following subaccount name changes occurred:

Subaccount Abbreviation	Current Legal Name	Prior Legal Name	Effective Date
NVMIG1	Nationwide Variable Insurance Trust - NVIT NS Partners International Focused Growth Fund: Class I	Nationwide Variable Insurance Trust - NVIT AllianzGI International Growth Fund: Class I	7/18/2022
VWBF	VanEck VIP Trust - VanEck VIP Emerging Markets Bond Fund: Initial Class	VanEck VIP Trust - Emerging Markets Bond Fund: Initial Class	5/1/2022
VWEM	VanEck VIP Trust - VanEck VIP Emerging Markets Fund: Initial Class	VanEck VIP Trust - Emerging Markets Fund: Initial Class	5/1/2022
VWHA	VanEck VIP Trust - VanEck VIP Global Resources Fund: Initial Class	VanEck VIP Trust - Global Resources Fund: Initial Class	5/1/2022
VWHAS	VanEck VIP Trust - VanEck VIP Global Resources Fund: Class S	VanEck VIP Trust - Global Resources Fund: Class S	5/1/2022

The contract owners’ equity is affected by the investment results of each fund, equity transactions by contract owners and certain contract expenses (see note 2). The accompanying financial statements include only contract owners’ purchase payments pertaining to the variable portions of their contracts and exclude any purchase payments for fixed dollar benefits, the latter being included in the accounts of the Company.

A purchase payment could be presented as a negative equity transaction in the Statements of Changes in Contract Owners’ Equity if a prior period purchase payment is refunded to a contract owner due to a contract cancellation during the free look period, and/or if a gain is realized by the contract owner during the free look period.

The Company allocates purchase payments to subaccounts and/or the fixed account as instructed by the contract owner. Shares of the subaccounts are purchased at Net Asset Value, then converted into accumulation units. Certain transactions may be subject to conditions imposed by the underlying mutual funds, as well as those set forth in the contract.

(c) Security Valuation, Transactions and Related Investment Income

Investments in underlying mutual funds are valued at the closing Net Asset Value per share at December 31, 2022 of such funds. The cost of investments sold is determined on a first in - first out basis. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed), and dividends and capital gain distributions are accrued as of the ex-dividend date and are reinvested in the underlying mutual funds.

(d) Federal Income Taxes

Operations of the Separate Account form a part of, and are taxed with, operations of the Company which is taxed as a life insurance company under the Internal Revenue Code. The Company does not provide for income taxes within the Separate Account. Taxes are generally the responsibility of the contract owner upon termination or withdrawal.

(e) Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements in conformity with U.S. generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities, if any, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(f) Calculation of Annuity Reserves

At each financial reporting date, the Separate Account financial statements include an aggregate amount of net assets allocated to future contract benefits for the contracts in the payout (annuitization) period. The payout (annuitization) period begins when amounts accumulated under the contract (the contract value) are applied according to the payment method selected by the contract owner.

Annuity reserves are computed for contracts in the variable payout stage according to industry standard mortality tables. The assumed investment return is 3.5% unless the annuitant elects otherwise, in which case the rate may vary from 3.5% to 6%, as regulated by the laws of the respective states. The mortality risk is fully borne by the Company and may result in additional amounts being transferred into the Separate Account by the Company to cover greater longevity of annuitants than expected. Conversely, if reserves exceed amounts required, transfers may be made to the Company.

NATIONWIDE VA SEPARATE ACCOUNT-B NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2022

(g) Adjustments to Maintain reserves (ATM)

Adjustments to Maintain reserves primarily represent timing related adjustments absorbed by the general account in order to maintain appropriate contract owner account balances.

(h) Subsequent Events

The Company evaluated subsequent events through the date the financial statements were available to be issued with the Securities and Exchange Commission, and no subsequent events have occurred requiring accrual or disclosures.

(2) Expenses

The Separate Account assesses charges associated with the contract. These charges are either assessed as a direct reduction in unit values or through a redemption of units from the subaccounts contained within the Separate Account. The assessment of charges varies based on the contract and any additional riders or benefits elected. The additional riders or benefits and related charges specific to each contract are described in detail in the applicable prospectus. The maximum variable account charge for contracts offered through the Separate Account is 1.45%.

Contract Charges
Recurring Variable Account Charges - assessed through a reduction in unit values	Equal, on an annualized basis, to 1.45% of the daily value of the allocations to the underlying fund options

(3) Annuity Benefits

Annuity benefit proceeds result in a redemption of the policy value from the Separate Account and payment of those proceeds, less any outstanding policy loans (and policy charges), to the legal beneficiary. For last survivor flexible premium policies, the proceeds are payable on the death of the last surviving insured. In the event that the guaranteed death benefit exceeds the policy value on the date of death, the excess is paid by the Company’s general account.

(4) Related Party Transactions

The Company performs various services on behalf of the mutual fund companies in which the Separate Account invests and may receive fees for the services performed. These services include, among other things, shareholder communications, postage, fund transfer agency and various other record keeping and customer service functions. These fees are paid to an affiliate of the Company.

Contract owners may, with certain restrictions, transfer their assets between the Separate Account and a fixed dollar contract (fixed account) maintained in the accounts of the Company. The fixed account assets are not reflected in the accompanying financial statements. In addition, the Separate Account portion of contract owner loans is transferred to the accounts of the Company for administration and collection. Loan repayments are transferred to the Separate Account at the direction of the contract owner. For the years ended December 31, 2022 and 2021, total transfers to the Separate Account from the fixed account were $0 and $0, respectively, and total transfers from the Separate Account to the fixed account were $0 and $0, respectively. Transfers from the Separate Account to the fixed account are included in redemptions, and transfers to the Separate Account from the fixed account are included in purchase payments received from contract owners, as applicable, on the accompanying Statements of Changes in Contract Owners’ Equity.

(5) Fair Value Measurement

FASB ASC 820, Fair Value Measurements and Disclosures, defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In determining fair value, the Separate Account generally uses the market approach as the valuation technique due to the nature of the mutual fund investments offered in the Separate Account. This technique maximizes the use of observable inputs and minimizes the use of unobservable inputs.

In accordance with FASB ASC 820, the Separate Account categorized its financial instruments into a three-level hierarchy based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument in its entirety.

The Separate Account categorizes financial assets recorded at fair value as follows:

•

Level 1 – Unadjusted quoted prices accessible in active markets and mutual funds where the value per share (unit) is determined and published and is the basis for current transactions for identical assets or liabilities at the measurement date.

•

Level 2 – Unadjusted quoted prices for similar assets or liabilities in active markets, quotes prices for identical or similar assets or liabilities in markets that are not active or inputs (other than quotes prices) that are observable or that are derived principally from or corroborated by observable market data through correlation or other means. Primary inputs to this valuation technique may include comparative trades, bid/asks, interest rate movements, U.S. Treasury rates, Secures Overnight Financing Rate, prime rates, cash flows, maturity dates, callability, estimated prepayments and/or underlying collateral values.

•

Level 3 – Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. Inputs reflect management’s best estimate about the assumptions market participants would use at the measurement date in pricing the asset or liability. Consideration is given to the risk inherent in both the method of valuation and the valuation inputs.

NATIONWIDE VA SEPARATE ACCOUNT-B NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2022

The investments used by all subaccounts are mutual funds and are valued using daily Net Asset Values (NAVs), which are deemed to approximate fair values. As such, all funds are classified as Level 1 Investments.

The cost of purchases and proceeds from sales of Investments for the year ended December 31, 2022 are as follows:

Subaccount Abbreviation*	Purchases of Investments	Sales of Investments
SVDF	$26,692	$30,620
SVOF	255,463	134,238
ACVB	117,732	73,687
ACVI	56,696	40,003
ACVIG	91,753	13,358
ACVIP2	67,143	83,458
ACVU1	8,014	5,916
DCAP	17	56
DGI	92,667	117,766
DSIF	647,447	2,348,170
DSRG	15,864	3,889
DVSCS	35,573	6,832
FQB	20,931	37,200
FAMP	1,288,197	1,382,479
FEIP	4,708,138	3,248,906
FGP	2,693,812	2,725,369
FHIP	2,707,754	3,101,719
FIGBS	2,429,267	1,051,581
FOP	1,238,108	706,126
FVSS	134,194	128,242
IVCPBI	3,558,455	2,948,612
OVAG	22,577	1,718
OVGS	301,850	264,969
OVMS	456,702	460,770
JPMMV1	313,407	352,855
JACAS	289,398	280,495
JAGTS	33,959	16,766
JAIGS	50,155	60,125
MSEM	447	91
MSVRE	121,610	88,725
EIF2	644,333	734,605
GBF	587,714	746,035
GEM	522,841	136,949
GIG	882,953	1,436,193
GVDMA	251,170	211,416
GVDMC	1,156,448	1,029,409
GVEX1	2,008,779	91,688
GVIDA	65,867	57,258
GVIDC	104,759	101,940
GVIDM	1,522,197	1,244,261
MCIF	658,936	380,789
MSBF	27,109	1,368,830
NVAMV1	705,202	782,785
NVAMVX	264,240	242,693
NVCBD1	554,288	665,457
NVMIG1	113,643	130,774
NVMIVX	256,440	289,638
NVMLG1	429,947	361,738
NVMMG1	538,530	502,626
NVMMV2	170,325	231,253
NVNMO1	192,094	182,931
NVOLG1	554,359	752,250
NVRE1	825,460	890,214
NVSTB2	19,841	33,241

NATIONWIDE VA SEPARATE ACCOUNT-B NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2022

SAM	2,588,174	3,131,987
SCF	476,816	290,907
SCGF	151,362	161,645
SCVF	495,746	472,063
TRF	359,225	1,825,192
AMCG	43,668	12,564
AMSRS	92,837	210,695
AMTB	1,426,494	181,812
TRHS2	282,682	299,823
VWBF	4,515	3,893
VWEM	119,290	456,483
VWHA	1,977	7,974
VWHAS	11,040	5,473
OVB	62,382	1,794,028

*	Represents abbreviation of investment name. For full investment name and related abbreviation, see note 1(b).

NATIONWIDE VA SEPARATE ACCOUNT-B NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2022

(6) Financial Highlights

The Company offers several variable annuity products through the Separate Account that have unique combinations of features and fees that are assessed to the contract owner. Differences in fee structures result in a variety of contract expense rates, unit fair values and total returns. The following tabular presentation is a summary of units, unit fair values, contract owners’ equity outstanding and contract expense rates for variable annuity contracts as of December 31, 2022, and the investment income ratio and total return for each of the periods in the five-year period ended December 31, 2022. The information is presented as a value or range of minimum to maximum values based upon product grouping. The range is determined by identifying the lowest and the highest contract expense rate for contracts with units outstanding as of the balance sheet date. The unit fair values and total returns related to these identified contract expense rates are also disclosed as a value or range below. Accordingly, some individual contract amounts may not be within the ranges presented. Total return and investment income ratio for periods with no ending Contract Owners’ Equity were considered to be irrelevant, and therefore are not presented. Contract Owners’ Equity presented below may not agree to the Contract Owners’ Equity presented in the Statements of Changes in Contract Owners’ Equity due to reserves for annuity contracts in payout.

	Contract Expense Rate*	Units	Unit Fair Value	Contract Owners’ Equity	Investment Income Ratio**	Total Return***
Allspring Variable Trust - VT Discovery Fund: Class 2 (SVDF)
2022	1.45%	981	$61.09	$59,871	0.00%	-38.75%
2021	1.45%	1,358	99.74	135,452	0.00%	-6.42%
2020	1.45%	1,439	106.59	153,377	0.00%	60.29%
2019	1.45%	3,504	66.49	232,994	0.00%	37.00%
2018	1.45%	3,958	48.53	192,097	0.00%	-8.42%
Allspring Variable Trust - VT Opportunity Fund: Class 2 (SVOF)
2022	1.45%	15,828	77.09	1,220,129	0.00%	-21.95%
2021	1.45%	17,254	98.77	1,704,191	0.04%	22.97%
2020	1.45%	19,273	80.32	1,547,962	0.45%	19.25%
2019	1.45%	22,583	67.36	1,521,085	0.28%	29.56%
2018	1.45%	25,844	51.99	1,343,577	0.18%	-8.50%
American Century Variable Portfolios, Inc. - American Century VP Balanced Fund: Class I (ACVB)
2022	1.45%	18,164	33.95	616,757	1.20%	-18.46%
2021	1.45%	19,936	41.64	830,210	0.72%	14.09%
2020	1.45%	20,905	36.50	762,999	1.18%	10.90%
2019	1.45%	23,121	32.91	760,966	1.57%	18.11%
2018	1.45%	22,627	27.86	630,496	1.40%	-5.23%
American Century Variable Portfolios, Inc. - American Century VP Capital Appreciation Fund: Class I (ACVCA)
2020	1.45%	8,067	59.93	483,413	0.00%	40.39%
2019	1.45%	11,932	42.69	509,368	0.00%	33.60%
2018	1.45%	13,317	31.95	425,489	0.00%	-6.58%
American Century Variable Portfolios, Inc. - American Century VP International Fund: Class I (ACVI)
2022	1.45%	8,609	28.55	245,751	1.51%	-25.84%
2021	1.45%	9,528	38.49	366,777	0.17%	7.17%
2020	1.45%	12,133	35.92	435,796	0.49%	24.05%
2019	1.45%	13,651	28.95	395,272	0.88%	26.56%
2018	1.45%	14,685	22.88	335,955	1.29%	-16.46%
American Century Variable Portfolios, Inc. - American Century VP Disciplined Core Value Fund: Class I (ACVIG)
2022	1.45%	10,760	30.44	327,553	1.77%	-14.00%
2021	1.45%	11,004	35.40	389,471	1.08%	21.86%
2020	1.45%	10,702	29.05	310,865	1.96%	10.19%
2019	1.45%	10,459	26.36	275,691	2.01%	22.15%
2018	1.45%	15,215	21.58	328,356	1.95%	-8.23%
American Century Variable Portfolios II, Inc. - American Century VP Inflation Protection Fund: Class II (ACVIP2)
2022	1.45%	20,636	13.54	279,392	5.22%	-14.34%
2021	1.45%	23,199	15.80	366,654	3.15%	4.73%
2020	1.45%	21,136	15.09	318,969	1.35%	7.97%
2019	1.45%	24,604	13.98	343,908	2.27%	7.32%
2018	1.45%	29,331	13.02	381,992	2.79%	-4.24%
American Century Variable Portfolios, Inc. - American Century VP Ultra(R) Fund: Class I (ACVU1)
2022	1.45%	1,671	38.71	64,640	0.00%	-33.36%
2021	1.45%	1,775	58.08	103,090	0.00%	21.37%
2020	1.45%	3,615	47.85	172,932	0.00%	47.68%
2019	1.45%	3,513	32.40	113,824	0.00%	32.63%
2018	1.45%	3,774	24.43	92,222	0.23%	-0.71%

NATIONWIDE VA SEPARATE ACCOUNT-B NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2022

	Contract Expense Rate*	Units	Unit Fair Value	Contract Owners’ Equity	Investment Income Ratio**	Total Return***
BNY Mellon Variable Investment Fund - Appreciation Portfolio: Initial Shares (DCAP)
2020	1.45%	18,755	43.33	812,591	0.78%	21.90%
2019	1.45%	21,157	35.55	752,041	1.16%	34.12%
2018	1.45%	24,770	26.50	656,432	1.23%	-8.21%
BNY Mellon Variable Investment Fund - Growth and Income Portfolio: Initial Shares (DGI)
2022	1.45%	4,664	42.33	197,437	0.77%	-16.05%
2021	1.45%	6,576	50.43	331,600	0.47%	23.81%
2020	1.45%	6,734	40.73	274,266	0.78%	22.83%
2019	1.45%	6,882	33.16	228,204	1.07%	27.25%
2018	1.45%	6,999	26.06	182,385	0.78%	-6.08%
BNY Mellon Stock Index Fund, Inc.: Initial Shares (DSIF)
2022	1.45%	71,301	62.67	4,468,315	1.28%	-19.50%
2021	1.45%	106,570	77.85	8,296,454	1.14%	26.55%
2020	1.45%	106,713	61.52	6,564,678	1.54%	16.30%
2019	1.45%	131,258	52.90	6,943,090	1.71%	29.28%
2018	1.45%	140,995	40.92	5,768,857	1.62%	-6.03%
BNY Mellon Sustainable U.S. Equity Portfolio, Inc.: Initial Shares (DSRG)
2022	1.45%	4,216	44.96	189,532	0.52%	-23.99%
2021	1.45%	4,235	59.14	250,473	0.73%	25.16%
2020	1.45%	4,239	47.26	200,317	1.07%	22.34%
2019	1.45%	4,241	38.63	163,809	1.51%	32.41%
2018	1.45%	4,934	29.17	143,929	1.71%	-5.80%
BNY Mellon Investment Portfolios - Small Cap Stock Index Portfolio: Service Shares (DVSCS)
2022	1.45%	6,454	38.83	250,582	0.92%	-17.86%
2021	1.45%	6,513	47.27	307,841	0.67%	24.32%
2020	1.45%	6,644	38.02	252,609	1.21%	9.03%
2019	1.45%	8,994	34.87	313,628	0.93%	20.44%
2018	1.45%	10,860	28.95	314,426	0.81%	-10.30%
Federated Hermes Insurance Series - Federated Hermes Quality Bond Fund II: Primary Shares (FQB)
2022	1.45%	16,038	15.54	249,219	2.64%	-10.59%
2021	1.45%	17,629	17.38	306,385	2.63%	-2.83%
2020	1.45%	19,921	17.88	356,303	2.76%	6.55%
2019	1.45%	21,474	16.79	360,446	3.06%	7.86%
2018	1.45%	26,798	15.56	417,045	3.11%	-2.04%
Fidelity Variable Insurance Products Fund - VIP Asset Manager Portfolio: Initial Class (FAMP)
2022	1.45%	30,961	31.38	971,433	1.92%	-16.17%
2021	1.45%	36,965	37.43	1,383,526	1.48%	8.33%
2020	1.45%	46,832	34.55	1,618,096	1.45%	13.21%
2019	1.45%	53,273	30.52	1,625,895	1.75%	16.53%
2018	1.45%	60,270	26.19	1,578,451	1.62%	-6.73%
Fidelity Variable Insurance Products Fund - VIP Equity-Income Portfolio: Initial Class (FEIP)
2022	1.45%	88,126	49.23	4,338,253	2.59%	-6.33%
2021	1.45%	62,602	52.56	3,290,170	1.89%	23.08%
2020	1.45%	65,950	42.70	2,816,037	1.78%	5.15%
2019	1.45%	74,837	40.61	3,039,087	2.01%	25.60%
2018	1.45%	81,868	32.33	2,647,076	2.03%	-9.63%
Fidelity Variable Insurance Products Fund - VIP Growth Portfolio: Initial Class (FGP)
2022	1.45%	30,216	69.59	2,102,608	0.62%	-25.55%
2021	1.45%	33,438	93.47	3,125,359	0.00%	21.43%
2020	1.45%	35,739	76.97	2,750,932	0.08%	41.81%
2019	1.45%	41,175	54.28	2,234,960	0.25%	32.37%
2018	1.45%	62,287	41.01	2,554,162	0.24%	-1.62%
Fidelity Variable Insurance Products Fund - VIP High Income Portfolio: Initial Class (FHIP)
2022	1.45%	115,587	20.73	2,395,967	5.30%	-12.66%
2021	1.45%	136,415	23.73	3,237,494	5.70%	2.90%
2020	1.45%	121,187	23.06	2,795,101	4.96%	1.26%
2019	1.45%	132,527	22.78	3,018,710	3.98%	13.44%
2018	1.45%	177,491	20.08	3,564,028	6.12%	-4.70%

NATIONWIDE VA SEPARATE ACCOUNT-B NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2022

	Contract Expense Rate*	Units	Unit Fair Value	Contract Owners’ Equity	Investment Income Ratio**	Total Return***
Fidelity Variable Insurance Products Fund - VIP Investment Grade Bond Portfolio: Service Class (FIGBS)
2022	1.45%	160,613	13.97	2,243,901	4.38%	-14.28%
2021	1.45%	67,709	16.30	1,103,620	1.92%	-2.16%
2020	1.45%	87,615	16.66	1,459,612	2.11%	7.67%
2019	1.45%	93,888	15.47	1,452,697	2.50%	7.99%
2018	1.45%	114,644	14.33	1,642,583	2.20%	-2.08%
Fidelity Variable Insurance Products Fund - VIP Overseas Portfolio: Initial Class (FOP)
2022	1.45%	47,606	25.73	1,224,677	1.93%	-25.58%
2021	1.45%	23,661	34.57	817,906	0.53%	17.96%
2020	1.45%	24,726	29.30	724,560	0.42%	13.94%
2019	1.45%	28,988	25.72	745,538	1.74%	25.91%
2018	1.45%	31,798	20.43	649,500	1.53%	-16.05%
Fidelity Variable Insurance Products Fund - VIP Value Strategies Portfolio: Service Class (FVSS)
2022	1.45%	3,328	37.07	123,360	1.07%	-8.54%
2021	1.45%	3,224	40.53	130,620	1.56%	31.55%
2020	1.45%	2,581	30.81	79,518	1.28%	6.61%
2019	1.45%	3,246	28.90	93,805	1.60%	32.34%
2018	1.45%	3,056	21.84	66,730	0.86%	-18.54%
Invesco - Invesco V.I. Core Plus Bond Fund: Series I Shares (IVCPBI)
2022	1.45%	53,281	9.43	502,290	0.44%	-5.73%	****
Invesco - Invesco V.I. Discovery Mid Cap Growth Fund: Series I (OVAG)
2022	1.45%	4,367	15.99	69,847	0.00%	-31.98%
2021	1.45%	4,333	23.51	101,890	0.00%	17.37%
2020	1.45%	4,880	20.03	97,768	0.05%	38.65%
2019	1.45%	20,314	14.45	293,517	0.00%	37.34%
2018	1.45%	17,530	10.52	184,432	0.00%	-7.45%
Invesco - Invesco V.I. Main Street Fund: Series I (OVGI)
2020	1.45%	7,013	25.18	176,609	1.32%	12.29%
2019	1.45%	9,225	22.43	206,887	1.05%	30.17%
2018	1.45%	9,851	17.23	169,726	1.18%	-9.23%
Invesco - Invesco V.I. Global Fund: Series I (OVGS)
2022	1.45%	20,868	68.53	1,430,159	0.00%	-32.75%
2021	1.45%	23,829	101.91	2,428,628	0.00%	13.82%
2020	1.45%	25,971	89.54	2,325,547	0.68%	25.79%
2019	1.45%	29,167	71.19	2,076,305	0.89%	29.88%
2018	1.45%	32,983	54.81	1,807,885	0.99%	-14.45%
Invesco - Invesco V.I. Conservative Balanced Fund: Series I (OVMS)
2022	1.45%	15,249	25.13	383,163	1.36%	-18.06%
2021	1.45%	16,551	30.66	507,533	1.51%	9.03%
2020	1.45%	17,014	28.13	478,524	1.96%	13.19%
2019	1.45%	19,558	24.85	485,968	2.26%	15.81%
2018	1.45%	21,617	21.46	463,799	1.97%	-6.70%
JPMorgan Insurance Trust - JPMorgan Insurance Trust Mid Cap Value Portfolio: Class 1 (JPMMV1)
2022	1.45%	5,280	38.02	200,727	0.84%	-9.49%
2021	1.45%	7,110	42.00	298,630	0.93%	28.00%
2020	1.45%	6,671	32.81	218,894	1.46%	-1.09%
2019	1.45%	6,675	33.17	221,429	1.61%	24.92%
2018	1.45%	7,138	26.55	189,546	1.05%	-13.12%
Janus Aspen Series - Janus Henderson Forty Portfolio: Service Shares (JACAS)
2022	1.45%	7,503	29.45	220,996	0.05%	-34.69%
2021	1.45%	7,763	45.10	350,143	0.00%	20.82%
2020	1.45%	8,803	37.33	328,578	0.16%	37.02%
2019	1.45%	10,496	27.24	285,949	0.02%	34.87%
2018	1.45%	10,305	20.20	208,124	1.32%	0.24%
Janus Aspen Series - Janus Henderson Global Technology and Innovation Portfolio: Service Shares (JAGTS)
2022	1.45%	7,811	19.28	150,594	0.00%	-38.04%
2021	1.45%	8,458	31.11	263,161	0.11%	16.04%
2020	1.45%	11,355	26.81	304,465	0.00%	48.55%
2019	1.45%	12,051	18.05	217,528	0.40%	42.72%
2018	1.45%	10,816	12.65	136,808	1.07%	-0.56%

NATIONWIDE VA SEPARATE ACCOUNT-B NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2022

	Contract Expense Rate*	Units	Unit Fair Value	Contract Owners’ Equity	Investment Income Ratio**	Total Return***
Janus Aspen Series - Janus Henderson Overseas Portfolio: Service Shares (JAIGS)
2022	1.45%	3,160	15.14	47,838	1.65%	-10.16%
2021	1.45%	3,647	16.86	61,472	1.03%	11.65%
2020	1.45%	3,727	15.10	56,267	1.19%	14.34%
2019	1.45%	4,953	13.20	65,398	1.88%	24.87%
2018	1.45%	4,763	10.57	50,364	1.92%	-16.37%
Morgan Stanley Variable Insurance Fund, Inc. - Emerging Markets Debt Portfolio: Class I (MSEM)
2022	1.45%	235	24.31	5,714	7.52%	-19.91%
2021	1.45%	235	30.36	7,135	5.11%	-3.44%
2020	1.45%	235	31.44	7,389	4.51%	4.01%
2019	1.45%	235	30.23	7,104	5.34%	12.60%
2018	1.45%	235	26.85	6,309	5.62%	-8.30%
Morgan Stanley Variable Insurance Fund, Inc. - U.S. Real Estate Portfolio: Class I (MSVRE)
2022	1.45%	7,412	59.77	442,984	1.19%	-28.11%
2021	1.45%	8,541	83.14	710,151	2.08%	37.78%
2020	1.45%	8,387	60.34	506,085	2.82%	-18.06%
2019	1.45%	9,075	73.64	668,357	1.90%	17.21%
2018	1.45%	9,590	62.83	602,494	2.70%	-9.06%
Nationwide Variable Insurance Trust - NVIT BlackRock Equity Dividend Fund: Class II (EIF2)
2022	1.45%	16,470	28.86	475,278	1.15%	-5.68%
2021	1.45%	21,005	30.59	642,624	1.08%	18.26%
2020	1.45%	21,525	25.87	556,888	1.52%	1.85%
2019	1.45%	23,180	25.40	588,790	1.64%	25.16%
2018	1.45%	24,174	20.29	490,586	1.58%	-8.81%
Nationwide Variable Insurance Trust - NVIT Government Bond Fund: Class I (GBF)
2022	1.45%	21,864	16.65	363,932	1.69%	-13.82%
2021	1.45%	31,320	19.31	604,914	1.55%	-3.50%
2020	1.45%	36,857	20.01	737,681	2.13%	4.54%
2019	1.45%	37,479	19.14	717,541	2.18%	4.73%
2018	1.45%	43,628	18.28	797,524	1.98%	-1.51%
Nationwide Variable Insurance Trust - NVIT Emerging Markets Fund: Class I (GEM)
2022	1.45%	28,368	19.02	539,464	0.91%	-25.84%
2021	1.45%	6,256	25.64	160,412	0.90%	-8.62%
2020	1.45%	11,722	28.06	328,926	1.96%	11.66%
2019	1.45%	11,882	25.13	298,612	2.28%	21.16%
2018	1.45%	13,875	20.74	287,772	0.65%	-18.62%
Nationwide Variable Insurance Trust - NVIT International Equity Fund: Class I (GIG)
2022	1.45%	6,916	15.86	109,708	1.88%	-15.37%
2021	1.45%	50,083	18.74	938,706	2.06%	11.03%
2020	1.45%	76,250	16.88	1,287,216	1.16%	6.38%
2019	1.45%	86,462	15.87	1,372,034	2.06%	17.39%
2018	1.45%	145,147	13.52	1,962,015	1.86%	-15.78%
Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderately Aggressive Fund: Class II (GVDMA)
2022	1.45%	7,227	24.00	173,413	0.00%	-19.46%
2021	1.45%	7,683	29.79	228,909	0.15%	11.98%
2020	1.45%	8,089	26.61	215,224	0.22%	10.70%
2019	1.45%	8,586	24.04	206,366	1.75%	20.06%
2018	1.45%	11,732	20.02	234,863	1.62%	-9.07%
Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderately Conservative Fund: Class II (GVDMC)
2022	1.45%	53,735	17.49	939,723	0.00%	-15.63%
2021	1.45%	54,678	20.73	1,133,351	0.21%	5.16%
2020	1.45%	55,581	19.71	1,095,530	0.14%	6.98%
2019	1.45%	58,285	18.42	1,073,884	2.46%	11.84%
2018	1.45%	24,712	16.47	407,118	1.95%	-5.14%
Nationwide Variable Insurance Trust - NVIT S&P 500 Index Fund: Class I (GVEX1)
2022	1.45%	144,798	13.53	1,958,572	6.06%	-19.50%
2021	1.45%	4,264	16.80	71,645	2.36%	26.51%
2020	1.45%	328	13.28	4,356	1.64%	32.82%	****

NATIONWIDE VA SEPARATE ACCOUNT-B NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2022

	Contract Expense Rate*	Units	Unit Fair Value	Contract Owners’ Equity	Investment Income Ratio**	Total Return***
Nationwide Variable Insurance Trust - NVIT Investor Destinations Aggressive Fund: Class II (GVIDA)
2022	1.45%	1,885	25.85	48,723	0.00%	-20.06%
2021	1.45%	1,954	32.33	63,182	0.13%	13.83%
2020	1.45%	2,024	28.41	57,494	0.23%	11.18%
2019	1.45%	2,094	25.55	53,501	2.05%	21.94%
2018	1.45%	2,163	20.95	45,321	1.46%	-10.18%
Nationwide Variable Insurance Trust - NVIT Investor Destinations Conservative Fund: Class II (GVIDC)
2022	1.45%	6,589	14.15	93,216	0.00%	-13.46%
2021	1.45%	6,720	16.35	109,877	0.23%	1.26%
2020	1.45%	6,844	16.15	110,495	0.11%	5.17%
2019	1.45%	9,518	15.35	146,137	2.20%	7.94%
2018	1.45%	11,872	14.22	168,863	2.33%	-3.23%
Nationwide Variable Insurance Trust - NVIT Investor Destinations Moderate Fund: Class II (GVIDM)
2022	1.45%	54,424	20.58	1,120,289	0.00%	-17.76%
2021	1.45%	55,645	25.03	1,392,808	0.19%	8.71%
2020	1.45%	63,310	23.02	1,457,635	0.14%	8.74%
2019	1.45%	64,049	21.17	1,356,087	2.19%	16.04%
2018	1.45%	66,274	18.25	1,209,239	2.21%	-7.06%
Nationwide Variable Insurance Trust - NVIT Mid Cap Index Fund: Class I (MCIF)
2022	1.45%	48,030	43.83	2,105,304	1.11%	-14.65%
2021	1.45%	55,191	51.36	2,834,486	1.23%	22.46%
2020	1.45%	54,328	41.94	2,278,457	1.16%	11.47%
2019	1.45%	65,918	37.62	2,479,997	1.39%	23.83%
2018	1.45%	65,894	30.38	2,001,989	1.27%	-12.68%
Nationwide Variable Insurance Trust - NVIT Amundi Multi Sector Bond Fund: Class I (MSBF)
2022	1.45%	21,702	19.96	433,248	1.74%	-3.71%
2021	1.45%	89,791	20.73	1,861,577	5.38%	3.71%
2020	1.45%	95,055	19.99	1,900,175	3.27%	2.55%
2019	1.45%	113,615	19.49	2,214,699	4.95%	7.59%
2018	1.45%	106,309	18.12	1,926,168	2.61%	-3.77%
Nationwide Variable Insurance Trust - NVIT BNY Mellon Dynamic U.S. Equity Income: Class I (NVAMV1)
2022	1.45%	14,708	39.14	575,666	1.11%	-2.56%
2021	1.45%	18,583	40.17	746,351	1.26%	32.58%
2020	1.45%	20,210	30.29	612,260	1.64%	0.02%
2019	1.45%	22,662	30.29	686,398	2.58%	25.11%
2018	1.45%	27,644	24.21	669,256	1.21%	-10.67%
Nationwide Variable Insurance Trust - NVIT BNY Mellon Dynamic U.S. Equity Income: Class X (NVAMVX)
2022	1.45%	15,445	15.29	236,077	1.40%	-2.45%
2021	1.45%	15,902	15.67	249,172	1.35%	32.76%
2020	1.45%	15,006	11.80	177,126	1.33%	18.03%	****
Nationwide Variable Insurance Trust - NVIT Core Bond Fund: Class I (NVCBD1)
2022	1.45%	35,535	11.72	416,617	2.01%	-15.93%
2021	1.45%	45,404	13.95	633,166	1.07%	-2.46%
2020	1.45%	113,545	14.30	1,623,411	2.55%	5.46%
2019	1.45%	123,393	13.56	1,672,854	5.66%	7.36%
2018	1.45%	51,159	12.63	646,017	2.57%	-1.87%
Nationwide Variable Insurance Trust - NVIT NS Partners International Focused Growth Fund: Class I (NVMIG1)
2022	1.45%	9,784	10.90	106,688	0.00%	-38.83%
2021	1.45%	10,204	17.83	181,889	0.38%	-2.52%
2020	1.45%	10,046	18.29	183,695	1.07%	48.85%
2019	1.45%	8,886	12.28	109,157	1.16%	31.22%
2018	1.45%	12,805	9.36	119,875	1.24%	-17.68%
Nationwide Variable Insurance Trust - NVIT Columbia Overseas Value Fund: Class X (NVMIVX)
2022	1.45%	19,629	11.88	233,106	3.51%	-7.23%
2021	1.45%	22,252	12.80	284,840	3.32%	8.98%
2020	1.45%	22,669	11.75	266,276	0.00%	17.46%	****

NATIONWIDE VA SEPARATE ACCOUNT-B NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2022

	Contract Expense Rate*	Units	Unit Fair Value	Contract Owners’ Equity	Investment Income Ratio**	Total Return***
Nationwide Variable Insurance Trust - NVIT Jacobs Levy Large Cap Growth Fund: Class I (NVMLG1)
2022	1.45%	5,658	56.19	317,914	5.32%	-13.76%
2021	1.45%	5,674	65.15	369,663	0.00%	38.41%
2020	1.45%	7,010	47.07	330,004	0.00%	28.21%
2019	1.45%	7,364	36.71	270,360	3.82%	28.64%
2018	1.45%	8,693	28.54	248,103	0.27%	-4.49%
Nationwide Variable Insurance Trust - NVIT Allspring Discovery Fund: Class I (NVMMG1)
2022	1.45%	12,058	34.05	410,571	0.00%	-38.51%
2021	1.45%	12,387	55.38	685,967	0.09%	-6.09%
2020	1.45%	7,624	58.97	449,565	0.00%	58.57%
2019	1.45%	9,532	37.19	354,469	0.00%	35.26%
2018	1.45%	9,868	27.49	271,294	0.00%	-8.21%
Nationwide Variable Insurance Trust - NVIT Multi-Manager Mid Cap Value Fund: Class II (NVMMV2)
2022	1.45%	3,971	38.32	152,162	1.20%	-4.07%
2021	1.45%	5,751	39.94	229,723	0.74%	22.22%
2020	1.45%	5,968	32.68	195,052	2.17%	-2.58%
2019	1.45%	5,146	33.55	172,637	1.95%	22.05%
2018	1.45%	7,069	27.49	194,277	0.99%	-14.42%
Nationwide Variable Insurance Trust - NVIT Neuberger Berman Multi Cap Opportunities Fund: Class I (NVNMO1)
2022	1.45%	4,118	41.17	169,530	0.40%	-18.26%
2021	1.45%	4,158	50.37	209,422	0.31%	24.74%
2020	1.45%	4,187	40.38	169,063	0.45%	11.90%
2019	1.45%	3,961	36.08	142,924	0.66%	26.21%
2018	1.45%	3,998	28.59	114,297	0.47%	-6.15%
Nationwide Variable Insurance Trust - NVIT BNY Mellon Dynamic U.S. Core Fund: Class I (NVOLG1)
2022	1.45%	141,660	45.64	6,465,860	0.87%	-23.23%
2021	1.45%	153,894	59.46	9,149,895	0.54%	28.35%
2020	1.45%	145,323	46.32	6,731,521	1.34%	17.17%
2019	1.45%	158,633	39.53	6,271,077	1.70%	35.62%
2018	1.45%	175,524	29.15	5,116,367	0.75%	-2.71%
Nationwide Variable Insurance Trust - NVIT Real Estate Fund: Class I (NVRE1)
2022	1.45%	17,788	34.91	620,969	1.50%	-29.55%
2021	1.45%	19,110	49.55	947,042	0.97%	44.62%
2020	1.45%	24,798	34.27	849,743	1.47%	-6.76%
2019	1.45%	28,505	36.75	1,047,527	1.89%	28.81%
2018	1.45%	25,243	28.53	720,185	1.69%	-5.32%
Nationwide Variable Insurance Trust - NVIT Short Term Bond Fund: Class II (NVSTB2)
2022	1.45%	913	9.28	8,468	1.23%	-7.03%
2021	1.45%	2,353	9.98	23,475	0.00%	-2.03%	****
Nationwide Variable Insurance Trust - NVIT Government Money Market Fund: Class I (SAM)
2022	1.45%	147,480	11.18	1,649,423	1.27%	-0.17%
2021	1.45%	195,790	11.20	2,193,428	0.00%	-1.45%
2020	1.45%	234,166	11.37	2,661,949	0.21%	-1.21%
2019	1.45%	181,381	11.51	2,087,157	1.75%	0.31%
2018	1.45%	263,648	11.47	3,024,560	1.37%	-0.09%
Nationwide Variable Insurance Trust - NVIT Multi-Manager Small Company Fund: Class I (SCF)
2022	1.45%	21,247	81.59	1,733,546	0.41%	-19.94%
2021	1.45%	24,235	101.92	2,469,824	0.00%	28.94%
2020	1.45%	27,059	79.04	2,138,767	0.02%	20.91%
2019	1.45%	30,866	65.37	2,017,752	0.07%	23.83%
2018	1.45%	33,467	52.79	1,766,816	0.01%	-13.91%
Nationwide Variable Insurance Trust - NVIT Multi-Manager Small Cap Growth Fund: Class I (SCGF)
2022	1.45%	7,457	17.07	127,312	0.00%	-31.37%
2021	1.45%	8,202	24.88	204,001	0.00%	8.71%
2020	1.45%	8,213	22.88	187,957	0.00%	38.85%
2019	1.45%	8,441	16.48	139,112	0.00%	33.74%
2018	1.45%	12,107	12.32	149,186	0.00%	-9.28%

NATIONWIDE VA SEPARATE ACCOUNT-B NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2022

	Contract Expense Rate*	Units	Unit Fair Value	Contract Owners’ Equity	Investment Income Ratio**	Total Return***
Nationwide Variable Insurance Trust - NVIT Multi-Manager Small Cap Value Fund: Class I (SCVF)
2022	1.45%	8,459	47.42	401,143	0.34%	-14.18%
2021	1.45%	8,875	55.25	490,327	0.00%	30.13%
2020	1.45%	10,714	42.46	454,932	0.07%	3.63%
2019	1.45%	11,791	40.98	483,136	1.01%	17.28%
2018	1.45%	13,837	34.94	483,453	0.57%	-18.16%
Nationwide Variable Insurance Trust - NVIT AQR Large Cap Defensive Style Fund: Class I (TRF)
2022	1.45%	24,297	52.25	1,269,484	0.64%	-9.77%
2021	1.45%	59,149	57.91	3,425,047	0.85%	20.12%
2020	1.45%	57,467	48.21	2,770,374	1.09%	8.75%
2019	1.45%	67,575	44.33	2,995,431	1.23%	27.43%
2018	1.45%	66,086	34.79	2,298,818	1.00%	-1.46%
Neuberger Berman Advisers Management Trust - Mid-Cap Growth Portfolio: I Class Shares (AMCG)
2022	1.45%	13,477	15.84	213,539	0.00%	-29.77%
2021	1.45%	13,998	22.56	315,774	0.00%	11.35%
2020	1.45%	14,295	20.26	289,615	0.00%	37.95%
2019	1.45%	22,403	14.69	329,015	0.00%	30.82%
2018	1.45%	21,376	11.23	239,967	0.00%	-7.77%
Neuberger Berman Advisers Management Trust - Sustainable Equity Portfolio: Class I Shares (AMSRS)
2022	1.45%	25,751	33.50	862,597	0.42%	-19.63%
2021	1.45%	31,195	41.68	1,300,270	0.38%	21.69%
2020	1.45%	34,287	34.25	1,174,407	0.60%	17.83%
2019	1.45%	37,993	29.07	1,104,438	0.58%	24.06%
2018	1.45%	1,846	23.43	43,255	0.44%	-7.10%
Neuberger Berman Advisers Management Trust - Short Duration Bond Portfolio: I Class Shares (AMTB)
2022	1.45%	166,991	12.83	2,142,850	4.93%	-6.56%
2021	1.45%	72,021	13.73	989,045	2.98%	-0.72%
2020	1.45%	58,646	13.83	811,208	2.37%	1.96%
2019	1.45%	64,406	13.57	873,777	1.96%	2.18%
2018	1.45%	58,356	13.28	774,782	1.60%	-0.45%
T. Rowe Price Equity Series, Inc. - T. Rowe Price Health Sciences Portfolio: II (TRHS2)
2022	1.45%	5,094	53.33	271,658	0.00%	-13.95%
2021	1.45%	5,421	61.98	335,969	0.00%	11.19%
2020	1.45%	5,050	55.74	281,470	0.00%	27.39%
2019	1.45%	4,871	43.75	213,112	0.00%	26.76%
2018	1.45%	6,611	34.51	228,169	0.00%	-0.61%
VanEck VIP Trust - VanEck VIP Emerging Markets Bond Fund: Initial Class (VWBF)
2022	1.45%	5,992	16.81	100,715	4.51%	-8.27%
2021	1.45%	6,138	18.32	112,476	5.10%	-5.44%
2020	1.45%	6,315	19.38	122,381	7.12%	7.34%
2019	1.45%	7,513	18.05	135,620	0.33%	10.98%
2018	1.45%	7,613	16.27	123,842	7.42%	-7.51%
VanEck VIP Trust - VanEck VIP Emerging Markets Fund: Initial Class (VWEM)
2022	1.45%	5,108	22.79	116,394	0.32%	-25.47%
2021	1.45%	26,652	30.57	814,854	0.95%	-13.15%
2020	1.45%	25,372	35.20	893,146	1.97%	15.55%
2019	1.45%	29,001	30.46	883,515	0.48%	28.70%
2018	1.45%	39,154	23.67	926,809	0.24%	-24.60%
VanEck VIP Trust - VanEck VIP Global Resources Fund: Initial Class (VWHA)
2022	1.45%	4,380	26.73	117,064	1.61%	6.83%
2021	1.45%	4,616	25.02	115,490	0.43%	17.20%
2020	1.45%	4,849	21.35	103,518	0.93%	17.38%
2019	1.45%	5,364	18.19	97,553	0.00%	10.25%
2018	1.45%	5,933	16.50	97,873	0.00%	-29.32%
VanEck VIP Trust - VanEck VIP Global Resources Fund: Class S (VWHAS)
2022	1.45%	5,153	8.41	43,332	1.63%	6.56%
2021	1.45%	4,481	7.89	35,354	0.29%	16.96%
2020	1.45%	4,035	6.75	27,226	0.74%	17.10%
2019	1.45%	4,433	5.76	25,542	0.00%	9.93%
2018	1.45%	4,380	5.24	22,957	0.00%	-29.47%

NATIONWIDE VA SEPARATE ACCOUNT-B NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 2022

*

This represents the annual contract expense rate or range of annual contract expense rates of the variable account at the period end indicated and includes only those expenses that are charged through a reduction in the unit values. Excluded are expenses of the underlying mutual funds and charges made directly to contract owner accounts through the redemption of units.

**

This represents the ratio of dividends for the period indicated, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by monthly average net assets (excluding months where net assets are zero). The investment income ratio for subaccounts initially funded during the period presented has not been annualized. The ratios exclude those expenses that result in direct reductions to the contract owner accounts through reductions in unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

***

This represents the total return or range of minimum and maximum total returns for the period indicated, including changes in the value of the underlying mutual fund, which reflects the reduction of unit values for expenses assessed. The total returns do not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Total return is not annualized if the underlying mutual fund option was initially added and funded during the period presented. Minimum and maximum ranges are not shown for underlying mutual fund options for which a single contract expense rate (product option) exists. In such cases, the total return presented is representative of all units issued and outstanding at period end.

****	Subaccounts denoted indicate the underlying mutual fund option was initially added and funded during the period presented.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(A Wholly Owned Subsidiary of Nationwide Life Insurance Company)

2022 Statutory Financial Statements and Supplemental Schedules

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

FOR THE YEAR ENDED DECEMBER 31, 2022

Independent Auditors’ Report

Audit Committee of the Board of Directors

Nationwide Life and Annuity Insurance Company:

Opinions

We have audited the financial statements of Nationwide Life and Annuity Insurance Company (the Company), which comprise the statutory statements of admitted assets, liabilities, capital and surplus as of December 31, 2022 and 2021, and the related statutory statements of operations, changes in capital and surplus, and cash flow for each of the years in the three-year period ended December 31, 2022, and the related notes to the statutory financial statements (financial statements).

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the admitted assets, liabilities, and capital and surplus of the Company as of December 31, 2022 and 2021, and the results of its operations and its cash flow for each of the years in the three-year period ended December 31, 2022, in accordance with accounting practices prescribed or permitted by the Ohio Department of Insurance (the Department) described in Note 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the financial statements do not present fairly, in accordance with U.S. generally accepted accounting principles, the financial position of the Company as of December 31, 2022 and 2021, or the results of its operations or its cash flows for each of the years in the three- year period ended December 31, 2022.

Basis for Opinions

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company using accounting practices prescribed or permitted by the Department, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the financial statements are not intended to be presented in accordance with U.S. generally accepted accounting principles. The effects on the financial statements of the variances between the statutory accounting practices described in Note 2 and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material and pervasive.

Emphasis of Matter

The Company and Harleysville Life Insurance Company merged effective January 1, 2022 with the Company as the survivor. As discussed in Note 2 to the financial statements, accounting practices prescribed or permitted by the Department require the financial statements be revised to reflect the merger as of December 31, 2021 and for the years ended December 31, 2021 and 2020. Our opinions on the financial statements as of December 31, 2021 and for the years ended December 31, 2021 and 2020 are not modified with respect to this matter.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting practices prescribed or permitted by the Department. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the financial statements are issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.

•

Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control related matters that we identified during the audit.

Supplementary Information

Our audits were conducted for the purpose of forming an opinion on the financial statements as a whole. The supplementary information Schedule I Summary of Investments - Other Than Investments in Related Parties, Schedule IV Reinsurance, and Schedule V Valuation and Qualifying Accounts is presented for purposes of additional analysis and is not a required part of the financial statements but is supplementary information required by the Securities and Exchange Commission’s Regulation S-X. Such information is the responsibility of management and was derived from and relates directly to the underlying accounting and other records used to prepare the financial statements. The information has been subjected to the auditing procedures applied in the audits of the financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves, and other additional procedures in accordance with GAAS. In our opinion, the information is fairly stated in all material respects in relation to the financial statements as a whole.

/s/ KPMG LLP

Columbus, Ohio

April 11, 2023

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus

	December 31,
(in thousands, except share amounts)	2022	(As Adjusted) 2021

Admitted assets
Invested assets
Bonds	$31,432,663	$28,432,342
Stocks	55,156	57,531
Mortgage loans, net of allowance	8,259,975	7,281,440
Policy loans	216,001	168,293
Derivative assets	739,540	562,906
Cash, cash equivalents and short-term investments	1,255,717	2,282,629
Securities lending collateral assets	94,402	80,863
Other invested assets	1,156,885	739,316
Total invested assets	$43,210,339	$39,605,320
Accrued investment income	343,462	284,944
Deferred federal income tax assets, net	149,831	205,625
Corporate-owned life insurance	500,076	—
Other assets	238,587	112,670
Separate account assets	3,495,646	2,816,011
Total admitted assets	$47,937,941	$43,024,570

Liabilities, capital and surplus
Liabilities
Future policy benefits and claims	$38,246,074	$33,741,371
Short-term debt	—	80,000
Asset valuation reserve	521,392	382,040
Funds held under coinsurance	1,348,177	1,342,173
Current federal income taxes payable	28,353	94,758
Securities lending payable	94,044	80,860
Payable for securities	708,640	1,678,516
Other liabilities	336,328	330,915
Accrued transfers from separate accounts	(83,763)	(136,479)
Separate account liabilities	3,495,646	2,816,011
Total liabilities	$44,694,891	$40,410,165

Capital and surplus
Capital shares ($40 par value; authorized, issued and outstanding - 66,000 shares)	$2,640	$2,640
Additional paid-in capital	4,758,997	3,958,997
Unassigned deficit	(1,518,587)	(1,347,232)
Total capital and surplus	$3,243,050	$2,614,405
Total liabilities, capital and surplus	$47,937,941	$43,024,570

See accompanying notes to statutory financial statements.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Statutory Statements of Operations

	Year ended December 31,
(in thousands)	2022	(As Adjusted) 2021	(As Adjusted) 2020

Revenues
Premiums and annuity considerations	$7,282,012	$5,270,133	$4,641,247
Net investment income	1,554,554	2,247,186	1,188,516
Reserve adjustment on reinsurance ceded	(157,580)	(147,313)	(166,450)
Other revenues	297,661	266,743	268,835
Total revenues	$8,976,647	$7,636,749	$5,932,148

Benefits and expenses
Benefits to policyholders and beneficiaries	$2,096,787	$2,461,578	$1,629,525
Increase in reserves for future policy benefits and claims	4,312,049	3,425,941	3,159,389
Net transfers to separate accounts	1,104,375	440,879	87,152
Commissions	824,812	725,266	592,589
Other expenses	498,316	490,294	445,420
Total benefits and expenses	$8,836,339	$7,543,958	$5,914,075

Income before federal income tax expense (benefit) and net realized capital (losses) gains on investments	$140,308	$92,791	$18,073
Federal income tax expense (benefit)	5,150	61,472	(37,897)

Income before net realized capital (losses) gains on investments	$135,158	$31,319	$55,970
Net realized capital (losses) gains on investments, net of federal income tax expense (benefit) of $8,246, $25,246 and $(4,324) in 2022, 2021 and 2020, respectively and excluding $(12,080), $(5,411) and $(855) of net realized capital losses transferred to the interest maintenance reserve in 2022, 2021 and 2020, respectively	(38,572)	(25,268)	45,954
Net income	$96,586	$6,051	$101,924

See accompanying notes to statutory financial statements.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Statutory Statements of Changes in Capital and Surplus

(in thousands) (As Adjusted)	Capital shares	Additional paid-in capital	Unassigned deficit	Capital and surplus
Balance as of December 31, 2019	$2,640	$3,058,997	$(790,877)	$2,270,760

Change in reserve on account of change in valuation basis	-	-	1,367	1,367
Cumulative effect of change in accounting principle	-	-	28,703	28,703
Balance as of January 1, 2020	$2,640	$3,058,997	$(760,807)	$2,300,830

Capital contribution from Nationwide Life Insurance Company	-	500,000	-	500,000
Net income	-	-	101,924	101,924
Change in asset valuation reserve	-	-	(36,529)	(36,529)
Change in deferred income taxes	-	-	(41,374)	(41,374)
Change in nonadmitted assets	-	-	(35,539)	(35,539)
Change in net unrealized capital gains and losses, net of tax (benefit) of ($76,734)	-	-	(284,879)	(284,879)
Other, net	-	-	(32,819)	(32,819)
Balance as of December 31, 2020	$2,640	$3,558,997	$(1,090,023)	$2,471,614

Change in reserve on account of change in valuation basis[1]	-	-	547,646	547,646
Cumulative effect of change in accounting principle[1]	-	-	(663,141)	(663,141)
Correction of error (see Note 2)	-	-	46,112	46,112
Balance as of January 1, 2021	$2,640	$3,558,997	$(1,159,406)	$2,402,231

Capital contribution from Nationwide Life Insurance Company	-	400,000	-	400,000
Net income	-	-	6,051	6,051
Change in asset valuation reserve	-	-	(136,100)	(136,100)
Change in deferred income taxes[1]	-	-	(38,373)	(38,373)
Change in nonadmitted assets	-	-	(33,323)	(33,323)
Change in net unrealized capital gains and losses, net of tax expense of $11,863	-	-	47,668	47,668
Other, net	-	-	(33,749)	(33,749)
Balance as of December 31, 2021	$2,640	$3,958,997	$(1,347,232)	$2,614,405

Cumulative effect of change in accounting principle	-	-	12,639	12,639
Correction of errors (see Note 2)	-	-	5,686	5,686
Balance as of January 1, 2022	$2,640	$3,958,997	$(1,328,907)	$2,632,730

Capital contribution from Nationwide Life Insurance Company	-	800,000	-	800,000
Net income	-	-	96,586	96,586
Change in asset valuation reserve	-	-	(139,353)	(139,353)
Change in deferred income taxes	-	-	1,342	1,342
Change in nonadmitted assets	-	-	(66,003)	(66,003)
Change in liability for reinsurance in unauthorized companies	-	-	(85,709)	(85,709)
Change in net unrealized capital gains and losses, net of tax expense of $9,368	-	-	38,078	38,078
Other, net	-	-	(34,621)	(34,621)
Balance as of December 31, 2022	$2,640	$4,758,997	$(1,518,587)	$3,243,050
1

Effective January 1, 2021, the Company elected to apply Ohio Administrative Code 3901-1-67 to its derivative instruments hedging indexed products and indexed annuity reserve liabilities. At adoption, the decrease in statutory surplus of ($230,712) was comprised of $547,646 in change in reserve on account of change in valuation basis, ($663,352) in cumulative effect of change in accounting principle and ($115,006) in change in net deferred income tax.

See accompanying notes to statutory financial statements.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Statutory Statements of Cash Flow

	Year ended December 31,
(in thousands)	2022	(As Adjusted) 2021	(As Adjusted) 2020

Cash flows from operating activities
Premiums collected, net of reinsurance	$7,291,127	$5,273,220	$4,561,541
Net investment income	1,525,787	2,247,445	1,190,205
Other revenue	298,267	307,951	422,549
Policy benefits and claims paid	(2,227,674)	(2,640,218)	(1,766,002)
Commissions, operating expenses and taxes, other than federal income tax paid	(1,307,002)	(1,202,987)	(1,041,433)
Net transfers to separate accounts	(1,051,659)	(448,746)	(84,434)
Policyholders’ dividends paid	(739)	(568)	(629)
Federal income taxes (paid) recovered	(81,202)	45,609	(126,877)
Net cash provided by operating activities	$4,446,905	$3,581,706	$3,154,920

Cash flows from investing activities
Proceeds from investments sold, matured or repaid
Bonds	$1,460,949	$2,511,947	$1,209,914
Stocks	7,541	3,835	1,400
Mortgage loans	616,290	364,195	154,902
Other invested assets and other	64,332	607,929	57,723
Investment proceeds	$2,149,112	$3,487,906	$1,423,939
Cost of investments acquired
Bonds	$(4,644,974)	$(5,930,623)	$(3,759,555)
Stocks	(7,376)	(16,204)	(3,918)
Mortgage loans	(1,596,148)	(1,016,431)	(1,104,699)
Derivative assets	(45,071)	(134,994)	(124,669)
Other invested assets and other	(1,430,832)	(360,770)	(434,175)
Investments acquired	$(7,724,401)	$(7,459,022)	$(5,427,016)
Net increase in policy loans	(47,715)	(22,166)	(13,121)
Net cash used in investing activities	$(5,623,004)	$(3,993,282)	$(4,016,198)

Cash flows from financing activities and miscellaneous sources
Capital contributions from Nationwide Life Insurance Company	$800,000	$400,000	$500,000
Net change in short-term debt	(80,000)	80,000	-
Net change in deposits on deposit-type contract funds and other insurance liabilities	157,705	369,990	14,839
Purchase of corporate-owned life insurance	(500,000)	-	-
Other cash (used) provided	(228,518)	121,705	208,682
Net cash provided by financing activities and miscellaneous sources	$149,187	$971,695	$723,521

Net (decrease) increase in cash, cash equivalents and short-term investments	$(1,026,912)	$560,119	$(137,757)
Cash, cash equivalents and short-term investments at beginning of year	2,282,629	1,722,510	1,860,267
Cash, cash equivalents and short-term investments at end of year	$1,255,717	$2,282,629	$1,722,510
Supplemental disclosure of non-cash activities:
Exchange of bond investments	$366,753	$531,254	$556,614

See accompanying notes to statutory financial statements.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2022, 2021 and 2020 Statutory Financial Statements (in thousands)

(1)	Nature of Operations

Nationwide Life and Annuity Insurance Company (“NLAIC” or “the Company”) is an Ohio domiciled stock life insurance company and a member of the Nationwide group of companies (“Nationwide”), which is comprised of Nationwide Mutual Insurance Company (“NMIC”) and all of its subsidiaries and affiliates.

All of the outstanding shares of NLAIC’s common stock are owned by Nationwide Life Insurance Company (“NLIC”), an Ohio domiciled stock life insurance company. All of the outstanding shares of NLIC’s common stock are owned by Nationwide Financial Services, Inc. (“NFS”), a holding company formed by Nationwide Corporation, a majority-owned subsidiary of NMIC.

The Company is licensed in 49 states and the District of Columbia. The Company offers individual annuity contracts including fixed annuity contracts, group annuity contracts including pension risk transfer (“PRT”) contracts, universal life insurance, variable universal life insurance, term life insurance and corporate-owned life insurance on a non-participating basis. The Company sells its products through a diverse distribution network. Unaffiliated entities that sell the Company’s products to their own customer bases include independent broker-dealers, financial institutions, wirehouses and regional firms, independent marketing organizations, and life insurance specialists. Representatives of affiliates who market products directly to a customer base include Nationwide Financial Network producers, which includes the agency distribution force of the Company’s ultimate majority parent company, NMIC. The Company believes its broad range of competitive products, strong distributor relationships and diverse distribution network position it to compete effectively under various economic conditions.

The Company’s wholly-owned, admitted subsidiary, Olentangy Reinsurance, LLC (“Olentangy”), is a Vermont domiciled special purpose financial insurance company established for the purpose of assuming certain universal life and term life insurance policies from NLAIC.

The Company’s wholly-owned, nonadmitted subsidiary, Nationwide SBL, LLC (“NWSBL”), offers a securities-based lending product and is an Ohio limited liability company. A revolving line of credit allows clients to borrow against their taxable investment portfolio to address their financing needs.

The Company is subject to regulation by the insurance departments of states in which it is domiciled and/or transacts business and undergoes periodic examinations by those departments.

As of December 31, 2022 and 2021, the Company did not have a significant concentration of financial instruments in a single investee, industry or geographic region. Also, the Company did not have a concentration of business transactions with a particular customer, lender, distribution source, market or geographic region in which a single event could cause a severe impact to the Company’s financial position after considering insurance risk that has been transferred to external reinsurers.

(2)	Summary of Significant Accounting Policies

Use of Estimates

The preparation of the statutory financial statements requires the Company to make estimates and assumptions that affect the amounts reported in the statutory financial statements and accompanying notes. Significant estimates include certain investment and derivative valuations and future policy benefits and claims. Actual results could differ significantly from those estimates.

Basis of Presentation

Effective January 1, 2022, Harleysville Life Insurance Company (“HLIC”), an Ohio domiciled stock life insurance company and subsidiary of NMIC that offers universal and traditional life insurance, disability income insurance and fixed annuity contracts on a non-participating basis, completed a merger agreement with the Company. Pursuant to the merger agreement, which was deemed a statutory merger, the operations of HLIC were merged with and into the Company, with the Company continuing as the surviving entity. All shares of HLIC were cancelled and the outstanding surplus balance was merged into the Company’s additional paid-in capital and unassigned deficit. There was not a material impact on the Company’s capital and surplus as a result of the merger. All statutory financial statements and accompanying notes as of and for the years ended December 31, 2021 and 2020, have been adjusted to reflect this merger.

The statutory financial statements of the Company are presented on the basis of accounting practices prescribed or permitted by the Ohio Department of Insurance (“the Department”). Prescribed statutory accounting practices are those practices incorporated directly or by reference in state laws, regulations and general administrative rules applicable to all insurance enterprises domiciled in a particular state. Permitted statutory accounting practices include practices not prescribed by the domiciliary state but allowed by the domiciliary state regulatory authority.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2022, 2021 and 2020 Statutory Financial Statements (in thousands)

Effective January 1, 2021, the Company elected to apply a prescribed practice promulgated under Ohio Administrative Code Section 3901-1-67 (“OAC 3901-1-67”) to its derivative instruments hedging indexed products and indexed annuity reserve liabilities in order to better align the measurement of indexed product reserves and the derivatives that hedge them. Under OAC 3901-1-67, derivative instruments are carried at amortized cost with the initial hedge cost amortized over the term and asset payoffs realized at the end of the term being reported through net investment income, rather than the derivative instruments being carried at fair value with asset payoffs realized over the term through net realized capital gains and losses. Additionally, the cash surrender value reserves for indexed annuity products only reflect index interest credits at the end of the crediting term as compared to partial index interest credits accumulating throughout the crediting term in increase in reserves for future policy benefits and claims.

The Company’s subsidiary, Olentangy, was granted a permitted practice from the State of Vermont allowing Olentangy to carry the assets placed into a trust account by Union Hamilton Reinsurance Ltd. (“UHRL”) on its statutory statements of admitted assets, liabilities and surplus at net admitted asset value for certain universal life and term life insurance policies.

If the prescribed or permitted practices were not applied, the Company’s risk-based capital would continue to be above regulatory action levels. A reconciliation of the Company’s net income between the National Association of Insurance Commissioners (“NAIC”) Accounting Practices and Procedures manual (“NAIC SAP”) and prescribed and permitted practice is shown below:

(in thousands)	SSAP #	F/S Page	State of Domicile	2022	December 31, 2021	2020

Net Income
Statutory Net Income			OH	$97,207	$6,051	$101,924
State Prescribed practice:
OAC 3901-1-67:
Derivative instruments	86	4	OH	(17,300)	(100,862)	-
Reserves for indexed annuities	51	4	OH	707,375	(249,704)	-
Tax impact	101	4	OH	(144,916)	188,624	-

NAIC SAP				$642,366	$(155,891)	$101,924

A reconciliation of the Company’s capital and surplus between the NAIC SAP and prescribed and permitted practice is shown below:

				As of December 31,
(in thousands)	SSAP #	F/S Page	State of Domicile	2022	2021

Capital and Surplus
Statutory Capital and Surplus			OH	$3,243,050	$2,614,405
State Prescribed Practice:
OAC 3901-1-67:
Derivative instruments	86	2,4	OH	(203,337)	1,143,929
Reserves for indexed annuities	51	3,4	OH	(89,975)	(797,350)
Tax impact	101	2,4	OH	61,596	(72,782)
State Permitted Practice
Subsidiary valuation - Olentangy	20	2	VT	(67,000)	(67,000)

NAIC SAP				$2,944,334	$2,821,202

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2022, 2021 and 2020 Statutory Financial Statements (in thousands)

Statutory accounting practices vary in some respects from U.S. generally accepted accounting principles (“GAAP”), including the following practices:

Financial Statements

●	Statutory financial statements are prepared using language and groupings substantially the same as the annual statements of the Company filed with the NAIC and state regulatory authorities;

●

assets must be included in the statutory statements of admitted assets, liabilities, capital and surplus at net admitted asset value and nonadmitted assets are excluded through a charge to capital and surplus;

●

an asset valuation reserve (“AVR”) is established in accordance with the NAIC Annual Statement Instructions for Life and Accident and Health Insurance Companies and is reported as a liability, and changes in the AVR are reported directly in capital and surplus;

●

an interest maintenance reserve (“IMR”) is established in accordance with the NAIC Annual Statement Instructions for Life and Accident and Health Insurance Companies and is reported as a liability, and the amortization of the IMR is reported as revenue;

●	the expense allowance associated with statutory reserving practices for investment contracts held in the separate accounts is reported in the general account as a negative liability;

●	accounting for contingencies requires recording a liability at the midpoint of a range of estimated possible outcomes when no better estimate in the range exists;

●	costs related to successful policy acquisitions are charged to operations in the year incurred;

●	negative cash balances are reported as negative assets;

●	certain income and expense items are charged or credited directly to capital and surplus;

●	amounts on deposit in internal qualified cash pools are reported as cash equivalents;

●	the statutory statements of cash flows are presented on the basis prescribed by the NAIC; and

●	the statutory financial statements do not include accumulated other comprehensive income.

Future Policy Benefits and Claims

●	Deposits to universal life contracts, investment contracts and limited payment contracts are included in revenue; and

●	future policy benefit reserves are based on statutory requirements.

Reinsurance Ceded

●	Certain assets and liabilities are reported net of ceded reinsurance balances; and

●	provision is made for amounts receivable and outstanding for more than 90 days through a charge to capital and surplus.

Investments

●	Investments in bonds are generally stated at amortized cost, except those with an NAIC designation of “6”, which are stated at the lower of amortized cost or fair value;

●	investments in preferred stocks are generally stated at amortized cost, except those with an NAIC designation of “4” through “6”, which are stated at the lower of amortized cost or fair value;

●	other-than-temporary impairments on bonds, excluding loan-backed and structured securities, are measured based on fair value and are not reversible;

●

admitted subsidiary, controlled and affiliated entities are not consolidated; rather, those investments are generally carried at audited statutory capital and surplus or GAAP equity, as appropriate, and are recorded as an equity investment in stocks or other invested assets;

●

equity in earnings of subsidiary companies is recognized directly in capital and surplus as net unrealized capital gains or losses, while dividends from unconsolidated companies are recorded in operations as net investment income;

●

undistributed earnings and valuation adjustments from investments in joint ventures, partnerships and limited liability companies are recognized directly in capital and surplus as net unrealized capital gains or losses;

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2022, 2021 and 2020 Statutory Financial Statements (in thousands)

●	changes in non-specific mortgage loan reserves are measured under an incurred loss model and are recorded directly in capital and surplus as net unrealized capital gains or losses; and

●	gains on sales of investments between affiliated companies representing economic transactions are deferred at the parent level until the related assets are paid down or an external sale occurs.

Separate Accounts

●	Assets and liabilities of guaranteed separate accounts are reported as separate account assets and separate account liabilities, respectively.

Derivative Instruments

●	Derivatives used in effective hedging transactions are valued in a manner consistent with the hedged asset or liability;

●

With the exception of derivatives applying the prescribed practice under OAC 3901-1-67, unrealized gains and losses on derivatives that are not considered to be effective hedges are charged to capital and surplus;

●	interest earned on derivatives is charged to net investment income; and

●	embedded derivatives are not separated from the host contract and accounted for separately as a derivative instrument.

Federal Income Taxes

●

Changes in deferred federal income taxes are recognized directly in capital and surplus with limitations on the amount of deferred tax assets that can be reflected as an admitted asset (15% of capital and surplus); and

●	uncertain tax positions are subject to a “more likely than not” standard for federal and foreign income tax loss contingencies only.

Nonadmitted Assets

●

In addition to the nonadmitted assets described above, certain other assets are nonadmitted and charged directly to capital and surplus. These include prepaid assets, certain software, disallowed IMR and other receivables outstanding for more than 90 days.

The financial information included herein is prepared and presented in accordance with SAP prescribed or permitted by the Department. Certain differences exist between SAP and GAAP, which are presumed to be material.

Revenues and Benefits

Life insurance premiums are recognized as revenue over the premium paying period of the related policies when due. Annuity considerations are recognized as revenue when received. Policy benefits and claims that are expensed include interest credited to policy account balances, benefits and claims incurred in the period in excess of related policy reserves and other changes in future policy benefits.

Future Policy Benefits and Claims

Future policy benefits for traditional products are based on statutory mortality and interest requirements without consideration of withdrawals. The principal statutory mortality tables and interest assumptions used on policies in force are the 1958 Commissioner’s Standard Ordinary (“CSO”) table at interest rates of 2.5%, 3.0%, 3.5%, 4.0% and 4.5%, the 1980 CSO table at interest rates of 4.0%, 4.5%, 5.0% and 5.5%, the 2001 CSO table at an interest rate of 3.5% and 4.0% and the 2017 CSO table at an interest rate of 3.5% and 4.5%. The Company has applied principles-based reserving to all new individual life business. For business subject to principles-based reserving, additional reserves may be held where the deterministic and/or stochastic reserves are in excess of net premium reserves, as defined by Valuation Manual 20, Requirements for Principle-Based Reserves for Life Products (“VM-20”).

Future policy benefits for universal life and variable universal life contracts have been calculated based on participants’ contributions plus interest credited on any funds in the fixed account less applicable contract charges. These policies have been adjusted for possible future surrender charges in accordance with the Commissioner’s Reserve Valuation Method (“CRVM”). For certain universal life and variable universal life contracts issued in 2017 and after the Company has calculated its reserves under VM-20.

Future policy benefits for annuity products have been established based on contract term, interest rates and various contract provisions. Individual deferred annuity contracts issued in 1990 and after have been adjusted for possible future surrender charges in accordance with the Commissioner’s Annuity Reserve Valuation Method (“CARVM”).

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2022, 2021 and 2020 Statutory Financial Statements (in thousands)

Future policy benefits for PRT contracts have been established in accordance with the CRVM. Statutory reserves for PRT business are calculated as the present value of future benefit payments, using the prescribed 1994 group annuity mortality table along with the AA projection mortality improvement scale and prescribed valuation rates as specified in Chapter 22 of the Valuation Manual.

Prior to 2020, the Company calculated its reserves for variable annuity products with guaranteed minimum death, accumulation, and withdrawal benefits and other contracts involving guaranteed benefits similar to those offered with variable annuities under the standard scenario of Actuarial Guideline XLIII “CARVM for Variable Annuities”, which exceeded the stochastic 70th percentile Conditional Tail Expectations scenario. Effective January 1, 2020, the Company calculated its reserves for variable annuity products under Valuation Manual 21, Requirements for Principle-Based Reserves for Variable Annuities (“VM-21”) and as a result, the Company calculated its reserves using a stochastic reserve, which is floored at the cash surrender value.

The aggregate reserves for individual accident and health policies consist of disabled life reserves and unearned premium reserves. The disabled life reserves are calculated using the 1952 Accidental Death Benefits table at 3.0% interest. Unearned premium reserves are based on the actual gross premiums and actual days.

The aggregate reserves for group accident and health and franchise accident and health policies consist of unearned premium reserves and claim reserves. The claim reserves are comprised of amounts to be paid on incurred but unreported claims plus benefits payable on disabled life claims. Disabled life claims for group long-term disability policies are based on the 1987 Commissioner’s Group Disability table, primarily discounted at 3.5%, 4.0%, and 4.5% interest. Future policy benefits on other group health policies are not discounted.

The Company issues fixed and floating rate funding agreements to the Federal Home Loan Bank of Cincinnati (“FHLB”). The liabilities for such funding agreements are treated as annuities under Ohio law for life insurance companies and recorded in future policy benefits and claims. Refer to Note 9 for additional details.

Separate Accounts

Separate account assets represent contractholders’ funds that have been legally segregated into accounts with specific investment objectives. Separate account assets are primarily recorded at fair value, with the value of separate account liabilities set to equal the fair value of separate account assets. Separate account assets are primarily comprised of public, privately-registered and non-registered mutual funds, whose fair value is primarily based on the funds’ net asset value. Other separate account assets are recorded at fair value based on the methodology that is applicable to the underlying assets. In limited circumstances, other separate account assets are recorded at book value when the policyholder does not participate in the underlying portfolio experience.

Separate account liabilities, in conjunction with accrued transfers from separate accounts, represent contractholders’ funds adjusted for possible future surrender charges in accordance with the CARVM and the CRVM, respectively. The difference between full account value and CARVM/CRVM is reflected in accrued transfers to/from separate accounts, as prescribed by the NAIC, in the statutory statements of admitted assets, liabilities, capital and surplus. The annual change in the difference between full account value and CARVM/CRVM and its applicable federal income tax is reflected in the statutory statements of operations as part of the net transfers to/from separate accounts and federal income tax, respectively.

Retained Assets

The Company does not retain beneficiary assets. During a death benefit claim, the death benefit settlement method is payment to the beneficiary in the form of a check or electronic funds transfer.

Investments

Bonds and stocks of unaffiliated companies. Bonds are generally stated at amortized cost, except those with an NAIC designation of “6”, which are stated at the lower of amortized cost or fair value. Preferred stocks are generally stated at amortized cost, except those with an NAIC designation of “4” through “6”, which are stated at the lower of amortized cost or fair value. Common stocks are stated at fair value. Changes in the fair value of bonds and stocks stated at fair value are charged to capital and surplus.

Loan-backed and structured securities, which are included in bonds in the statutory financial statements, are stated in a manner consistent with the bond guidelines, but with additional consideration given to the special valuation rules implemented by the NAIC applicable to residential mortgage-backed securities that are not backed by U.S. government agencies, commercial mortgage-backed securities and certain other structured securities. Under these guidelines, an initial and adjusted NAIC designation is determined for each security. The initial NAIC designation, which takes into consideration the security’s amortized cost relative to an NAIC-prescribed valuation matrix, is used to determine the reporting basis (i.e., amortized cost or lower of amortized cost or fair value).

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2022, 2021 and 2020 Statutory Financial Statements (in thousands)

Interest income is recognized when earned, while dividends are recognized when declared. The Company nonadmits investment income due and accrued when amounts are over 90 days past due.

For investments in loan-backed and structured securities, the Company recognizes income and amortizes discounts and premiums using the effective-yield method based on prepayment assumptions, generally obtained using a model provided by a third-party vendor, and the estimated economic life of the securities. When actual prepayments differ significantly from estimated prepayments, the effective-yield is recalculated to reflect actual payments to date and anticipated future payments. Any resulting adjustment is included in net investment income in the period the estimates are revised. All other investment income is recorded using the effective-yield method without anticipating the impact of prepayments.

Purchases and sales of bonds and stocks are recorded on the trade date, with the exception of private placement bonds, which are recorded on the funding date. Realized gains and losses are determined on a specific identification method on the trade date.

Independent pricing services are most often utilized, and compared to pricing from additional sources when available, to determine the fair value of bonds and stocks for which market quotations or quotations on comparable securities or models are used. For these bonds and stocks, the Company obtains the pricing services’ methodologies and classifies the investments accordingly in the fair value hierarchy.

A corporate pricing matrix is used in valuing certain corporate bonds. The corporate pricing matrix was developed using publicly available spreads for certain privately-placed corporate bonds with varying weighted average lives and credit quality ratings. The weighted average life and credit quality rating of a particular bond to be priced using the corporate pricing matrix are important inputs into the model and are used to determine a corresponding spread that is added to the appropriate U.S. Treasury yield to create an estimated market yield for that bond. The estimated market yield and other relevant factors are then used to estimate the fair value of the particular bond.

Non-binding broker quotes are also utilized to determine the fair value of certain bonds when deemed appropriate or when valuations are not available from independent pricing services or a corporate pricing matrix. These bonds are classified with the lowest priority in the fair value hierarchy as only one broker quote is ordinarily obtained, the investment is not traded on an exchange, the pricing is not available to other entities and/or the transaction volume in the same or similar investments has decreased. Inputs used in the development of prices are not provided to the Company by the brokers as the brokers often do not provide the necessary transparency into their quotes and methodologies. At least annually, the Company performs reviews and tests to ensure that quotes are a reasonable estimate of the investments’ fair value. Price movements of broker quotes are subject to validation and require approval from the Company’s management. Management uses its knowledge of the investment and current market conditions to determine if the price is indicative of the investment’s fair value.

For all bonds, the Company considers its ability and intent to hold the security for a period of time sufficient to allow for the anticipated recovery in value, the expected recovery of principal and interest and the extent to which the fair value has been less than amortized cost. If the decline in fair value to below amortized cost is determined to be other-than-temporary, a realized loss is recorded equal to the difference between the amortized cost of the investment and its fair value.

The Company periodically reviews loan-backed and structured securities in an unrealized loss position by comparing the present value of cash flows, including estimated prepayments, expected to be collected from the security to the amortized cost basis of the security. If the present value of cash flows expected to be collected, discounted at the security’s effective interest rate, is less than the amortized cost basis of the security, the impairment is considered other-than-temporary and a realized loss is recorded.

All other bonds in an unrealized loss position are periodically reviewed to determine if a decline in fair value to below amortized cost is other-than-temporary. Factors considered during this review include timing and amount of expected cash flows, ability of the issuer to meet its obligations, financial condition and future prospects of the issuer, amount and quality of any underlying collateral and current economic and industry conditions that may impact an issuer.

Stocks may experience other-than-temporary impairment based on the prospects for full recovery in value in a reasonable period of time and the Company’s ability and intent to hold the stock to recovery. If a stock is determined to be other-than-temporarily impaired, a realized loss is recorded equal to the difference between the cost basis of the investment and its fair value.

Mortgage loans, net of allowance. The Company holds commercial mortgage loans that are collateralized by properties throughout the U.S. Mortgage loans are held at unpaid principal balance adjusted for premiums and discounts, less a valuation allowance. The Company also holds commercial mortgage loans of these property types that are under development. Mortgage loans under development are collateralized by the borrower’s common stock.

As part of the underwriting process, specific guidelines are followed to ensure the initial quality of a new mortgage loan. Third-party appraisals are obtained to support loaned amounts as the loans are collateral dependent or guaranteed.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2022, 2021 and 2020 Statutory Financial Statements (in thousands)

The collectability and value of a mortgage loan is based on the ability of the borrower to repay and/or the value of the underlying collateral. Many of the Company’s mortgage loans are structured with balloon payment maturities, exposing the Company to risks associated with the borrowers’ ability to make the balloon payment or refinance the property. Loans are considered delinquent when contractual payments are 90 days past due.

Mortgage loans require a loan-specific reserve when, based on current information and events, it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement. When management determines that a loan requires a loan-specific reserve, a provision for loss is established equal to the difference between the carrying value and the fair value of the collateral less costs to sell. Loan-specific reserve charges are recorded in net realized capital gains and losses. In the event a loan-specific reserve charge is reversed, the recovery is also recorded in net realized capital gains and losses.

In addition to the loan-specific reserves, the Company maintains a non-specific reserve based primarily on loan surveillance categories and property type classes, which reflects management’s best estimates of probable credit losses inherent in the portfolio of loans without specific reserves as of the date of the statutory statements of admitted assets, liabilities, capital and surplus. Management’s periodic evaluation of the adequacy of the non-specific reserve is based on past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect a group of borrowers’ ability to repay, the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. Non-specific reserve changes are recorded directly in capital and surplus as net unrealized capital gains and losses.

Management evaluates the credit quality of individual mortgage loans and the portfolio as a whole through a number of loan quality measurements, including, but not limited to, loan-to-value (“LTV”) and debt service coverage (“DSC”) ratios. The LTV ratio is calculated as a ratio of the amortized cost of a loan to the estimated value of the underlying collateral. DSC is the amount of cash flow generated by the underlying collateral of the mortgage loan available to meet periodic interest and principal payments of the loan. These loan quality measurements contribute to management’s assessment of relative credit risk in the mortgage loan portfolio. Based on underwriting criteria and ongoing assessment of the properties’ performance, management believes the amounts, net of valuation allowance, are collectible. This process identifies the risk profile and potential for loss individually and in the aggregate for the commercial mortgage loan portfolios. These factors are updated and evaluated at least annually. Due to the nature of the collateral underlying mortgage loans under development, these loans are not evaluated using the LTV and DSC ratios described above.

Interest income on performing mortgage loans is recognized in net investment income over the life of the loan using the effective-yield method. Loans in default or in the process of foreclosure are placed on non-accrual status. Interest received on non-accrual status mortgage loans is included in net investment income in the period received. Loans are restored to accrual status when the principal and interest is current, and it is determined the future principal and interest payments are probable or the loan is modified.

Policy loans. Policy loans, which are collateralized by the related insurance policy, are held at the outstanding principal balance and do not exceed the net cash surrender value of the policy. As such, no valuation allowance for policy loans is required.

Cash and cash equivalents. Cash and cash equivalents include highly liquid investments with original maturities of less than three months and amounts on deposit in internal qualified cash pools. The Company and various affiliates maintain agreements with Nationwide Cash Management Company (“NCMC”), an affiliate, under which NCMC acts as a common agent in handling the purchase and sale of short-term securities for the respective accounts of the participants in the internal qualified cash pool.

Short-term investments. Short-term investments consist primarily of government agency discount notes with maturities of twelve months or less at acquisition. Short-term investments also include outstanding promissory notes with initial maturity dates of one-year or less with certain affiliates. The Company carries short-term investments at amortized cost, which approximates fair value.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2022, 2021 and 2020 Statutory Financial Statements (in thousands)

Securities lending. The Company has entered into securities lending agreements with a custodial bank whereby eligible securities are loaned to third parties, primarily major brokerage firms. These transactions are used to generate additional income in the securities portfolio. The Company is entitled to receive from the borrower any payments of interest and dividends received on loaned securities during the loan term. The agreements require a minimum of 102% of the fair value of the loaned securities to be held as collateral. Cash collateral is invested by the custodial bank in investment-grade securities, which are included in the total invested assets of the Company. Periodically, the Company may receive non-cash collateral, which would be recorded off-balance sheet. The Company recognizes loaned securities in bonds. A securities lending payable is recorded for the amount of cash collateral received. If the fair value of the collateral received (cash and/or securities) is less than the fair value of the securities loaned, the shortfall is nonadmitted. Net income received from securities lending activities is included in net investment income. Because the borrower or the Company may terminate a securities lending transaction at any time, if loans are terminated in advance of the reinvested collateral asset maturities, the Company would repay its securities lending obligations from operating cash flows or the proceeds of sales from its investment portfolio, which includes significant liquid securities.

Other invested assets. Other invested assets consist primarily of alternative investments in private equity funds, private debt funds, real estate partnerships, limited liability companies and joint ventures. These investments are reported using the equity method of accounting. Changes in carrying value as a result of the equity method are reflected as net unrealized capital gains and losses as a direct adjustment to capital and surplus. Gains and losses are generally recognized through income at the time of disposal or when operating distributions are received. Partnership interests in tax credit funds are held at amortized cost with amortization charged to net investment income over the period in which the tax benefits, primarily credits, are earned. Tax credits are recorded as an offset to tax expense in the period utilized.

Investment in subsidiaries. The investment in the Company’s wholly-owned admitted subsidiary, Olentangy, and the Company’s wholly-owned nonadmitted subsidiary, NWSBL, is recorded using the equity method of accounting applicable to U.S. insurance subsidiary, controlled and affiliated entities. This requires the investment to be recorded based on the value of its underlying audited statutory capital and surplus, adjusted to report investments in surplus notes separately. Furthermore, the equity method of accounting would be discontinued if the investment is reduced to zero, unless the Company has guaranteed obligations of the subsidiary or otherwise committed to provide further financial support. Investments in affiliated companies are included in other invested assets.

Derivative Instruments

The Company uses derivative instruments to manage exposures and mitigate risks primarily associated with interest rates, equity markets and foreign currency. These derivative instruments primarily include cross-currency swaps, total return swaps, futures and options.

Derivative instruments used in hedging transactions considered to be effective hedges are reported in a manner consistent with the hedged items. With the exception of derivatives applying the prescribed practice under OAC 3901-1-67, derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge are accounted for at fair value with changes in fair value recorded in capital and surplus as unrealized gains or losses.

The fair value of derivative instruments is determined using various valuation techniques relying predominantly on observable market inputs and internal models. These inputs include interest rate swap curves, credit spreads, interest rates, counterparty credit risk, equity volatility and equity index levels.

The Company’s derivative transaction counterparties are generally financial institutions. To reduce the credit risk associated with open contracts, the Company enters into master netting agreements which permit the closeout and netting of transactions with the same counterparty upon the occurrence of certain events. In addition, the Company attempts to reduce credit risk by obtaining collateral from counterparties. The determination of the need for and the levels of collateral vary based on an assessment of the credit risk of the counterparty. The Company accepts collateral in the forms of cash and marketable securities. Non-cash collateral received is recorded off-balance sheet.

Cash flows and payment accruals on derivatives are recorded in net investment income.

Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value measurements are based upon observable and unobservable inputs. Observable inputs reflect market data obtained from independent sources while unobservable inputs reflect the Company’s view of market assumptions in the absence of observable market information. The Company utilizes valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs. In determining fair value, the Company uses various methods, including market, income and cost approaches.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2022, 2021 and 2020 Statutory Financial Statements (in thousands)

The Company categorizes its financial instruments into a three-level hierarchy based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument in its entirety.

The Company categorizes assets and liabilities held at fair value in the statutory statements of admitted assets, liabilities, capital and surplus as follows:

Level 1. Unadjusted quoted prices accessible in active markets for identical assets or liabilities at the measurement date and mutual funds where the value per share (unit) is determined and published daily and is the basis for current transactions.

Level 2. Unadjusted quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active or inputs (other than quoted prices) that are observable or that are derived principally from or corroborated by observable market data through correlation or other means. Primary inputs to this valuation technique may include comparative trades, bid/asks, interest rate movements, U.S. Treasury rates, London Interbank Offered Rate (“LIBOR”), Secured Overnight Financing Rate (“SOFR”), prime rates, cash flows, maturity dates, call ability, estimated prepayments and/or underlying collateral values.

Level 3. Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. Inputs reflect management’s best estimates of the assumptions market participants would use at the measurement date in pricing the asset or liability. Consideration is given to the risk inherent in both the method of valuation and the valuation inputs. Primary inputs to this valuation technique include broker quotes and comparative trades.

The Company reviews its fair value hierarchy classifications for assets and liabilities quarterly. Changes in observability of significant valuation inputs identified during these reviews may trigger reclassifications. Reclassifications are reported as transfers at the beginning of the reporting period in which the change occurs.

Corporate-Owned Life Insurance

The following table summarizes corporate-owned life insurance, which is held at cash surrender value, as of the dates indicated:

	December 31,
(in thousands)	2022	2021
Corporate-owned life insurance:
Variable life insurance[1]	$500,076	$-
Total corporate-owned life insurance	$500,076	$-

1	The investments underlying the variable life insurance policies are 10% bonds and 90% cash and short-term investments as of December 31, 2022.

Asset Valuation Reserve

The Company maintains an AVR as prescribed by the NAIC for the purpose of offsetting potential credit related investment losses on each invested asset category, excluding cash, policy loans and income receivable. The AVR contains a separate component for each category of invested assets. The change in AVR is charged or credited directly to capital and surplus.

Interest Maintenance Reserve

The Company records an IMR as prescribed by the NAIC, which represents the net deferral for interest-related gains or losses arising from the sale of certain investments, such as bonds, mortgage loans and loan-backed and structured securities sold. The IMR is applied as follows:

●

for bonds, the designation from the NAIC Capital Markets and Investments Analysis Office must not have changed more than one designation between the beginning of the holding period and the date of sale;

●	the bond must never have been classified as a default security;

●

for mortgage loans, during the prior two years, they must not have had interest more than 90 days past due, been in the process of foreclosure or in the course of voluntary conveyance, nor had restructured terms; and

●	for loan-backed and structured securities, all interest-related other-than-temporary impairments and interest-related realized gains or losses on sales of the securities.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2022, 2021 and 2020 Statutory Financial Statements (in thousands)

The realized gains or losses, net of related federal income tax, from the applicable bonds and mortgage loans sold, have been removed from the net realized gain or loss amounts and established as a net liability. This liability is amortized into income such that the amount of each capital gain or loss amortized in a given year is based on the excess of the amount of income which would have been reported that year, if the asset had not been disposed of over the amount of income which would have been reported had the asset been repurchased at its sale price. In the event the unamortized IMR liability balance is negative, the balance is reclassified as an asset and fully nonadmitted. The Company utilizes the grouped method for amortization. Under the grouped method, the liability is amortized into income over the remaining period to expected maturity based on the groupings of the individual securities into five-year bands.

Federal Income Taxes

The Company utilizes the asset and liability method of accounting for income taxes. Under this method, deferred tax assets, net of any nonadmitted portion and statutory valuation allowance, and deferred tax liabilities, are recognized for the expected future tax consequences attributable to differences between the statutory financial statement carrying amounts of existing assets and liabilities and their respective tax basis. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income or loss in the years in which those temporary differences are expected to be recovered or settled. The change in deferred taxes is charged directly to surplus, with the impact of taxes on unrealized capital gains or losses and nonadmitted assets reported separately in the statutory statements of changes in capital and surplus.

The Company provides for federal income taxes based on amounts the Company believes it ultimately will owe. Inherent in the provision for federal income taxes are estimates regarding the deductibility of certain items and the realization of certain tax credits. In the event the ultimate deductibility of certain items or the realization of certain tax credits differs from estimates, the Company may be required to change the provision for federal income taxes recorded in the statutory financial statements, which could be significant.

Tax reserves are reviewed regularly and are adjusted as events occur that the Company believes impact its liability for additional taxes, such as lapsing of applicable statutes of limitations, conclusion of tax audits or substantial agreement with taxing authorities on the deductibility/nondeductibility of uncertain items, additional exposure based on current calculations, identification of new issues, release of administrative guidance or rendering of a court decision affecting a particular tax issue. The Company believes its tax reserves reasonably provide for potential assessments that may result from Internal Revenue Service (“IRS”) examinations and other tax-related matters for all open tax years.

The Company is included in the NMIC consolidated federal income tax return.

Reinsurance Ceded

The Company cedes insurance to other companies in order to limit potential losses and to diversify its exposures. Such agreements do not relieve the Company of its primary obligation to the policyholder in the event the reinsurer is unable to meet the obligations it has assumed. Reinsurance premiums ceded and reinsurance recoveries on benefits and claims incurred are deducted from the respective income and expense accounts. Assets and liabilities related to reinsurance ceded are reported in the statutory statements of admitted assets, liabilities, capital and surplus on a net basis within the related future policy benefits and claims of the Company.

Accounting Changes and Correction of Errors

During 2022, the Company modified its approach used to schedule the reversals of its deferred tax asset for policyholder reserves under Statement of Statutory Accounting Principles (“SSAP”) No. 101, Income Taxes (“SSAP 101”). Effective January 1, 2022, the Company updated its methodology to include additional data and analysis of reversal patterns driven by policy counts and lapses to calculate the reversal of the deferred tax asset for policyholder reserves. The impact of the change increased the Company’s net admitted deferred tax asset $13,900 and $12,639 as of December 31, 2022 and January 1, 2022, respectively, with a commensurate increase in capital and surplus. There was no impact on net income.

Effective January 1, 2021, the Company elected to apply OAC 3901-1-67 to its derivative instruments hedging indexed products and indexed annuity reserve liabilities. As a result of the Company’s election to apply OAC 3901-1-67 as of January 1, 2021, the Company’s admitted assets decreased $778,358, total liabilities decreased $547,646 and capital and surplus decreased $230,712, which included a $663,352 increase to unassigned deficit from the cumulative effect of the change in accounting principle.

Effective January 1, 2020, the Company changed its reserve valuation basis for variable annuities due to changes to VM-21. As a result of this change, the Company records stochastic reserves, floored at the cash surrender value, instead of reserves using the standard scenario previously required under Actuarial Guideline XLIII “CARVM for Variable Annuities”. The impacts of the valuation basis change were recognized as of January 1, 2020, resulting in an increase to statutory capital and surplus of $1,367.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2022, 2021 and 2020 Statutory Financial Statements (in thousands)

During 2020, the Company modified its approach used to schedule the reversals of its deferred tax assets for policyholder reserves under SSAP 101. Prior to 2020, the Company scheduled the reversals of its deferred tax assets for policyholder reserves by estimating the reserve reversal using the aggregate policyholder reserve. As of January 1, 2020, the Company is now taking a disaggregate approach and calculates reversal of the deferred tax assets for policyholder reserves on a product-by-product basis. The new method is more precise and better reflects how the deferred tax assets for policyholder reserves moves with the underlying reserve liability. SSAP 101 permits a company to modify its scheduling method so long as the modification is treated as change in accounting principle. The impact of the change increases the Company’s net admitted deferred tax asset $27,722 and $28,703 as of December 31, 2020 and January 1, 2020, respectively, with a commensurate increase in capital and surplus. There was no impact on net income.

During 2022, the Company identified and corrected an error in annuity product allocation drivers for general operating expenses between the Company and NLIC that resulted in an overstatement of the Company’s general insurance expenses for the years ended December 31, 2021, 2020 and 2019. The error resulted in an understatement of net income of $21,730, an understatement of total surplus of $45,093, an understatement of total assets of $43,811 and an overstatement of total liabilities of $1,282 as of and for the year ended December 31, 2021. The error resulted in an understatement of net income of $16,095 and an understatement of total surplus of $16,095 as of and for the year ended December 31, 2020. In accordance with SSAP No. 3, Accounting Changes and Corrections of Errors (“SSAP No. 3”), the total prior period correction was recorded as an increase to total surplus of $45,093, an increase to total assets of $43,811 and a decrease to total liabilities of $1,282 as of January 1, 2022.

During 2022, the Company identified and corrected an error in applying the accounting treatment for dynamically hedged derivative instruments under OAC 3901-1-67 at adoption, as discussed above, and through 2021. The error resulted in an overstatement of net income, an overstatement of total surplus and an understatement of total liabilities of $39,407 as of and for the year ended December 31, 2021. In accordance with SSAP No. 3, the total prior period correction was recorded as a decrease to total surplus and an increase to total liabilities of $39,407 as of January 1, 2022.

During 2021, the Company identified and corrected an error within the indexed universal life principle-based reserving calculation related to the mortality assumption for substandard risk policies. This resulted in an understatement of net income of $32,710 for the year ended December 31, 2020 and overstatement of total liabilities and understatement of surplus of $46,112 as of December 31, 2020. In accordance with SSAP No. 3, the total prior period correction was recorded as an increase to unassigned deficit and decrease to total liabilities of $46,112 as of January 1, 2021.

Recently Adopted Accounting Standard

Effective January 1, 2021, the Company adopted revisions to SSAP No. 32R, Preferred Stock (“SSAP No. 32R”). The adopted revisions updated the definition for redeemable and perpetual preferred stock and furthermore, updated the valuation classification for perpetual preferred stock to fair value. Previously, perpetual preferred stock could have been valued at amortized cost or fair value based on the rating of the security. Per SSAP No. 32R, any valuation classification changes from amortized cost to fair value are to be recognized in statutory surplus. Going forward, changes to fair value will be recognized as unrealized gains and losses in statutory surplus. As a result of this change, the Company recorded an increase to statutory surplus of $211 as of January 1, 2021 as cumulative effect of change in accounting principle.

Reconciliation to Annual Statement

Subsequent to the HLIC 2021 Annual Statement filing, an error was identified in HLIC’s tax reserve calculation as of December 31, 2021. The cumulative impact to the NLAIC post-merger Annual Statement was a $621 overstatement to net income for the year ended December 31, 2022, and a $101 overstatement of net admitted assets, a $621 overstatement to total liabilities and an understatement of total surplus by $519, including a $621 understatement to net income as of and for the year ended December 31, 2021. The impacts identified have been adjusted on the statutory statements of admitted assets, liabilities, capital and surplus, statutory statement of operations and statutory statements of changes in capital and surplus as of and for the years ended December 31, 2022 and 2021.

Subsequent Events

The Company evaluated subsequent events through April 11, 2023, the date the statutory financial statements were issued.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2022, 2021 and 2020 Statutory Financial Statements (in thousands)

(3)	Analysis of Actuarial Reserves and Deposit Liabilities by Withdrawal Characteristics

The following table summarizes the analysis of individual annuities actuarial reserves by withdrawal characteristics, as of the dates indicated:

(in thousands)	General account[1]	Separate account non- guaranteed	Total	% of Total
December 31, 2022
Subject to discretionary withdrawal:
With market value adjustment	$24,568,689	$-	$24,568,689	89%
At book value less current surrender charge of 5% or more	832,533	-	832,533	3%
At fair value	6,071	250,903	256,974	1%
Total with market value adjustment or at fair value	$25,407,293	$250,903	$25,658,196	93%
At book value without adjustment
(minimal or no charge or adjustment)	2,045,589	-	2,045,589	7%
Not subject to discretionary withdrawal	22,448	219	22,667	0%
Total, gross	$27,475,330	$251,122	$27,726,452	100%
Less: Reinsurance ceded	(1,458,653)	-	(1,458,653)
Total, net	$26,016,677	$251,122	$26,267,799
Amount included in ‘Subject to discretionary withdrawal at book value less current surrender charge of 5% or more’ that will move to ‘Subject to discretionary withdrawal at book value without adjustment (minimal or no charge or adjustment)’	$311,051	$-	$311,051

(As Adjusted)
December 31, 2021
Subject to discretionary withdrawal:
With market value adjustment	$21,719,772	$-	$21,719,772	87%
At book value less current surrender charge of 5% or more	750,676	-	750,676	3%
At fair value	6,116	331,122	337,238	1%
Total with market value adjustment or at fair value	$22,476,564	$331,122	$22,807,686	91%
At book value without adjustment
(minimal or no charge or adjustment)	2,115,325	-	2,115,325	9%
Not subject to discretionary withdrawal	24,606	376	24,982	0%
Total, gross	$24,616,495	$331,498	$24,947,993	100%
Less: Reinsurance ceded	(1,294,491)	-	(1,294,491)
Total, net	$23,322,004	$331,498	$23,653,502
Amount included in ‘Subject to discretionary withdrawal at book value less current surrender charge of 5% or more’ that will move to ‘Subject to discretionary withdrawal at book value without adjustment (minimal or no charge or adjustment)’	$344,179	$-	$344,179
[1]	Includes reserves applying the prescribed practice under OAC 3901-1-67, as disclosed in Note 2.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2022, 2021 and 2020 Statutory Financial Statements (in thousands)

The following table summarizes the analysis of group annuities actuarial reserves by withdrawal characteristics, as of the dates indicated:

(in thousands)	General account	Separate account with guarantees	Separate account non- guaranteed	Total	% of Total
December 31, 2022
Subject to discretionary withdrawal:
With market value adjustment	$-	-	-	-	0%
At fair value	-	-	56,067	56,067	3%
Total with market value adjustment or	$-	$-	$56,067	$56,067	3%
at fair value
At book value without adjustment
(minimal or no charge or adjustment)	11,002	-	-	11,002	1%
Not subject to discretionary withdrawal	260,040	1,343,718	-	1,603,758	96%
Total, gross	$271,042	$1,343,718	$56,067	$1,670,827	100%
Less: Reinsurance ceded	(145)	-	-	(145)
Total, net	$270,897	$1,343,718	$56,067	$1,670,682

(As Adjusted)
December 31, 2021
Subject to discretionary withdrawal:
With market value adjustment	$-	$-	$-	$-	0%
At fair value	-	-	78,778	78,778	12%
Total with market value adjustment or	$-	$-	$78,778	$78,778	12%
at fair value
At book value without adjustment
(minimal or no charge or adjustment)	12,564	-	-	12,564	2%
Not subject to discretionary withdrawal	198,095	343,980	-	542,075	86%
Total, gross	$210,659	$343,980	$78,778	$633,417	100%
Less: Reinsurance ceded	(167)	-	-	(167)
Total, net	$210,492	$343,980	$78,778	$633,250

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2022, 2021 and 2020 Statutory Financial Statements (in thousands)

The following table summarizes the analysis of deposit-type contracts and other liabilities without life or disability contingencies by withdrawal characteristics, as of the dates indicated:

(in thousands)	General account	Separate account non- guaranteed	Total	% of Total
December 31, 2022
Subject to discretionary withdrawal:
With market value adjustment	$-	$-	$-	0%
At fair value	-	-	-	0%
Total with market value adjustment or at fair value	$-	$-	$-	0%
At book value without adjustment (minimal or no charge or adjustment)	44,801	-	44,801	7%
Not subject to discretionary withdrawal	570,402	33	570,435	93%
Total, gross	$615,203	$33	$615,236	100%
Less: Reinsurance ceded	-	-	-
Total, net	$615,203	$33	$615,236

(As Adjusted)
December 31, 2021
Subject to discretionary withdrawal:
With market value adjustment	$-	$-	$-	0%
At fair value	-	-	-	0%
Total with market value adjustment or at fair value	$-	$-	$-	0%
At book value without adjustment (minimal or no charge or adjustment)	38,536	-	38,536	8%
Not subject to discretionary withdrawal	418,962	89	419,051	92%
Total, gross	$457,498	$89	$457,587	100%
Less: Reinsurance ceded	-	-	-
Total, net	$457,498	$89	$457,587

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2022, 2021 and 2020 Statutory Financial Statements (in thousands)

The following table is a reconciliation of total annuity actuarial reserves and deposit fund liabilities, as of the dates indicated:

	December 31,
(in thousands)	2022	(As Adjusted) 2021
Life, accident and health annual statement:
Annuities, net (excluding supplemental contracts with life contingencies)	$26,278,966	$23,523,639
Supplemental contracts with life contingencies, net	8,608	8,857
Deposit-type contracts	615,203	457,498
Subtotal	$26,902,777	$23,989,994
Separate accounts annual statement:
Annuities, net (excluding supplemental contracts with life contingencies)	$1,650,907	$754,256
Other contract deposit funds	33	89
Subtotal	$1,650,940	$754,345
Total annuity actuarial reserves and deposit fund liabilities, net	$28,553,717	$24,744,339

The following table summarizes the analysis of life actuarial reserves by withdrawal characteristics, as of the dates indicated:

	General account			Separate account - nonguaranteed
(in thousands)	Account value	Cash value	Reserve	Account value	Cash value	Reserve
December 31, 2022
Subject to discretionary withdrawal, surrender values or policy loans:
Term policies with cash value	$-	$16,698	$18,020	$-	$-	$-
Universal life	342,861	334,131	366,369	-	-	-
Universal life with secondary guarantees	2,607,538	2,152,953	6,536,577	-	-	-
Indexed universal life with secondary guarantees	5,122,200	3,830,946	4,537,491	-	-	-
Other permanent cash value life insurance	-	175,823	273,669	-	-	-
Variable life	250,602	224,973	490,412	1,904,967	1,752,319	1,713,129
Subtotal	$8,323,201	$6,735,524	$12,222,538	$1,904,967	$1,752,319	$1,713,129
Not subject to discretionary withdrawal or no cash value:
Term policies without cash value	-	-	1,277,284	-	-	-
Accidental death benefits	-	-	100	-	-	-
Disability - active lives	-	-	55,616	-	-	-
Disability - disabled lives	-	-	44,814	-	-	-
Miscellaneous reserves	-	-	225,996	-	-	-
Total, gross	$8,323,201	$6,735,524	$13,826,348	$1,904,967	$1,752,319	$1,713,129
Less: reinsurance ceded	(439,886)	(378,646)	(2,513,702)	-	-	-
Total, net	$7,883,315	$6,356,878	$11,312,646	$1,904,967	$1,752,319	$1,713,129

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2022, 2021 and 2020 Statutory Financial Statements (in thousands)

	General account			Separate account - nonguaranteed
(in thousands)	Account value	Cash value	Reserve	Account value	Cash value	Reserve
(As Adjusted)
December 31, 2021
Subject to discretionary withdrawal, surrender values or policy loans:
Term policies with cash value	$-	$16,574	$18,198	$-	$-	$-
Universal life	342,936	335,790	360,130	-	-	-
Universal life with secondary guarantees	2,468,241	1,966,056	5,832,954	-	-	-
Indexed universal life with secondary guarantees	4,086,931	3,084,033	3,697,372	-	-	-
Other permanent cash value life insurance	-	139,915	250,952	-	-	-
Variable life	216,369	196,831	452,589	2,059,762	1,920,760	1,920,854
Subtotal	$7,114,477	$5,739,199	$10,612,195	$2,059,762	$1,920,760	$1,920,854
Not subject to discretionary withdrawal or no cash value:
Term policies without cash value	-	-	1,265,923	-	-	-
Accidental death benefits	-	-	94	-	-	-
Disability - active lives	-	-	49,881	-	-	-
Disability - disabled lives	-	-	48,653	-	-	-
Miscellaneous reserves	-	-	233,693	-	-	-
Total, gross	$7,114,477	$5,739,199	$12,210,439	$2,059,762	$1,920,760	$1,920,854
Less: reinsurance ceded	(464,307)	(390,332)	(2,491,100)	-	-	-
Total, net	$6,650,170	$5,348,867	$9,719,339	$2,059,762	$1,920,760	$1,920,854

The following table is a reconciliation of life actuarial reserves, as of the dates indicated:

	December 31,
(in thousands)	2022	(As Adjusted) 2021
Life, accident and health annual statement:
Life insurance, net	$11,075,233	$9,479,820
Accidental death benefits, net	100	93
Disability - active lives, net	54,356	48,572
Disability - disabled lives, net	43,733	47,231
Miscellaneous reserves, net	139,224	143,623
Subtotal	$11,312,646	$9,719,339
Separate accounts annual statement:
Life insurance	$1,713,129	$1,920,854
Subtotal	$1,713,129	$1,920,854
Total life actuarial reserves, net	$13,025,775	$11,640,193

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2022, 2021 and 2020 Statutory Financial Statements (in thousands)

(4)	Separate Accounts

The Company’s separate account statement includes assets legally insulated from the general account as of the dates indicated, attributed to the following product lines:

	December 31, 2022		December 31, 2021
(in thousands)	Legally insulated assets	Separate account assets (not legally insulated)	Legally insulated assets	Separate account assets (not legally insulated)
Product / Transaction:
Individual annuities	$307,336	$-	$410,540	$-
Life insurance	1,865,361	-	2,059,713	-
Pension risk transfer group annuities	1,322,948	-	345,758	-
Total	$3,495,645	$-	$2,816,011	$-

The following table summarizes amounts paid towards separate account guarantees by the general account and related risk charges paid by the separate account for the years ended:

(in thousands)	Total paid toward separate account guarantees	Risk charges paid to general account
2022	$296	$338
2021	$80	$403
2020	$132	$371
2019	$107	$388
2018	$147	$417

The Company does not engage in securities lending transactions within its separate accounts.

Most separate accounts held by the Company relate to individual and group variable annuity and variable universal life insurance contracts of a non-guaranteed return nature. The net investment experience of the separate accounts is credited directly to the contract holder and can be positive or negative. The individual variable annuity contracts generally provide an incidental death benefit of the greater of account value or premium paid (net of prior withdrawals). However, many individual variable annuity contracts also provide death benefits equal to (i) the most recent fifth-year anniversary account value, (ii) the highest account value on any previous anniversary, (iii) premiums paid increased 5% or certain combinations of these, all adjusted for prior withdrawals. The death benefit and cash value under the variable universal life policies may vary with the investment performance of the underlying investments in the separate accounts. The assets and liabilities of these separate accounts are carried at fair value and are non-guaranteed.

The Company has a separate account that holds group annuity contracts offered through the Company’s PRT business, wherein the Company provides guaranteed benefit payments to annuitants. The Company issues PRT business out of both the general and separate accounts, and within both, the assets and liabilities of this business are carried at amortized cost. The PRT separate account business has been included as a nonindexed guarantee less than or equal to 4%.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2022, 2021 and 2020 Statutory Financial Statements (in thousands)

The following tables summarize the separate account reserves of the Company, as of the dates indicated:

(in thousands)	Nonindexed guarantee less than or equal to 4%	Nonguaranteed separate accounts	Total
December 31, 2022
Premiums, considerations or deposits	$976,449	$240,856	$1,217,305
Reserves
For accounts with assets at:
Fair value	$-	$2,020,351	$2,020,351
Amortized cost	1,343,718	-	1,343,718
Total reserves[1]	$1,343,718	$2,020,351	$3,364,069
By withdrawal characteristics:
At fair value	$-	$2,020,099	$2,020,099
Subtotal	$-	$2,020,099	$2,020,099
Not subject to discretionary withdrawal	1,343,718	252	1,343,970
Total reserves[1]	$1,343,718	$2,020,351	$3,364,069
1

The total reserves balance does not equal the liabilities related to separate accounts of $3,495,645 in the statutory statements of admitted assets, liabilities, capital and surplus by $131,576, due to an adjustment for CARVM/CRVM reserves and other liabilities that have not been allocated to the categories outlined above.

(in thousands)	Nonindexed guarantee less than or equal to 4%	Nonguaranteed separate accounts	Total
December 31, 2021
Premiums, considerations or deposits	$324,741	$203,365	$528,106
Reserves
For accounts with assets at:
Fair value	$-	$2,331,219	$2,331,219
Amortized cost	343,980	-	343,980
Total reserves[1]	$343,980	$2,331,219	$2,675,199
By withdrawal characteristics:
At fair value	$-	$2,330,753	$2,330,753
Subtotal	$-	$2,330,753	$2,330,753
Not subject to discretionary withdrawal	343,980	466	344,446
Total reserves[1]	$343,980	$2,331,219	$2,675,199
1

The total reserves balance does not equal the liabilities related to separate accounts of $2,816,011 in the statutory statements of admitted assets, liabilities, capital and surplus by $140,812, due to an adjustment for CARVM/CRVM reserves and other liabilities that have not been allocated to the categories outlined above.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2022, 2021 and 2020 Statutory Financial Statements (in thousands)

The following table is a reconciliation of net transfers to separate accounts, as of the dates indicated:

	December 31,
(in thousands)	2022	2021	2020
Net transfers as reported in the statutory statements of operations of the separate accounts:
Transfers to separate accounts	$1,217,304	$528,106	$155,564
Transfers from separate accounts	(120,881)	(94,724)	(74,554)
Net transfers to separate accounts	$1,096,423	$433,382	$81,010
Reconciling adjustments:
Exchange accounts offsetting in the general account	7,857	8,117	6,274
Other miscellaneous adjustments not included in the general account balance	95	(620)	(132)
Net transfers as reported in the statutory statements of operations	$1,104,375	$440,879	$87,152

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2022, 2021 and 2020 Statutory Financial Statements (in thousands)

(5)	Investments

Bonds and Stocks

The following table summarizes the carrying value, the excess of fair value over carrying value, the excess of carrying value over fair value and the fair value of bonds and stocks, as of the dates indicated:

(in thousands)	Carrying value	Fair value in excess of carrying value	Carrying value in excess of fair value	Fair value
December 31, 2022
Bonds:
U.S. Government	$1,370	$-	$86	$1,284
States, territories and possessions	433,917	1,268	48,044	387,141
Political subdivisions	206,757	56	29,881	176,932
Special revenues	1,654,469	5,675	214,796	1,445,348
Industrial and miscellaneous	26,188,117	31,880	3,174,411	23,045,586
Loan-backed and structured securities	2,948,033	3,977	186,492	2,765,518
Total bonds	$31,432,663	$42,856	$3,653,710	$27,821,809
Common stocks unaffiliated	52,616	-	-	52,616
Preferred stocks unaffiliated	2,540	-	-	2,540
Total unaffiliated stocks	$55,156	$-	$-	$55,156
Total bonds and unaffiliated stocks	$31,487,819	$42,856	$3,653,710	$27,876,965

(As Adjusted)
December 31, 2021
Bonds:
U.S. Government	$21,550	$265	$19	$21,796
States, territories and possessions	295,219	21,733	1,357	315,595
Political subdivisions	176,021	20,659	-	196,680
Special revenues	1,520,065	199,556	1,477	1,718,144
Industrial and miscellaneous	23,940,226	2,058,642	80,057	25,918,811
Loan-backed and structured securities	2,479,261	81,624	10,802	2,550,083
Total bonds	$28,432,342	$2,382,479	$93,712	$30,721,109
Common stocks unaffiliated	54,514	-	-	54,514
Preferred stocks unaffiliated	3,017	-	-	3,017
Total unaffiliated stocks	$57,531	$-	$-	$57,531
Total bonds and unaffiliated stocks	$28,489,873	$2,382,479	$93,712	$30,778,640

The carrying value of bonds on deposit with various states as required by law or special escrow agreement was $9,233 and $9,241 as of December 31, 2022 and 2021, respectively.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2022, 2021 and 2020 Statutory Financial Statements (in thousands)

The following table summarizes the carrying value and fair value of bonds, by contractual maturity, as of December 31, 2022. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without early redemption penalties.

(in thousands)	Carrying value	Fair value
Bonds:
Due in one year or less	$375,927	$371,277
Due after one year through five years	6,463,817	6,126,419
Due after five years through ten years	10,400,536	9,236,296
Due after ten years	11,244,350	9,322,299
Total bonds excluding loan-backed and structured securities	$28,484,630	$25,056,291
Loan-backed and structured securities	2,948,033	2,765,518
Total bonds	$31,432,663	$27,821,809

The following table summarizes the fair value and unrealized losses on bonds and stocks (amount by which cost or amortized cost exceeds fair value), for which other-than-temporary declines in value have not been recognized, based on the amount of time each type of bond or stock has been in an unrealized loss position, as of the dates indicated:

	Less than or equal to one year		More than one year		Total
(in thousands)	Fair value	Unrealized losses	Fair value	Unrealized losses	Fair value	Unrealized losses
December 31, 2022
Bonds:
U.S. Government	$1,284	$86	$-	$-	$1,284	$86
States, territories and possessions	254,503	37,242	46,996	10,532	301,499	47,774
Political subdivisions	147,435	23,322	-	-	147,435	23,322
Special revenues	1,281,653	200,313	30,684	12,053	1,312,337	212,366
Industrial and miscellaneous	19,685,332	2,570,441	2,481,732	747,474	22,167,064	3,317,915
Loan-backed and structured securities	1,766,422	122,839	823,509	63,811	2,589,931	186,650
Total bonds	$23,136,629	$2,954,243	$3,382,921	$833,870	$26,519,550	$3,788,113
Common stocks unaffiliated	-	-	7,574	2,426	7,574	2,426
Total bonds and unaffiliated stocks	$23,136,629	$2,954,243	$3,390,495	$836,296	$26,527,124	$3,790,539

(As Adjusted)
December 31, 2021
Bonds:
U.S. Government	$3,648	$19	$-	$-	$3,648	$19
States, territories and possessions	86,936	1,358	-	-	86,936	1,358
Special revenues	45,810	$1,476	-	-	45,810	$1,476
Industrial and miscellaneous	3,235,496	74,272	336,988	22,499	3,572,484	96,771
Loan-backed and structured securities	789,977	3,892	163,991	6,911	953,968	10,803
Total bonds	$4,161,867	$81,017	$500,979	$29,410	$4,662,846	$110,427
Common stocks unaffiliated	-	-	9,286	714	9,286	714
Total bonds and unaffiliated stocks	$4,161,867	$81,017	$510,265	$30,124	$4,672,132	$111,141

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2022, 2021 and 2020 Statutory Financial Statements (in thousands)

As of December 31, 2022, management evaluated securities in an unrealized loss position for impairment. As of the reporting date, the Company has the intent and ability to hold these securities until the fair value recovers, which may be at maturity, and therefore, does not consider the securities to be other-than-temporarily impaired.

There was no intent to sell loan-backed and structured securities that have been identified as having other-than-temporary impairments for the years ended December 31, 2022 and 2021.

Mortgage Loans, Net of Allowance

The following table summarizes the amortized cost of mortgage loans by method of evaluation for credit loss, and the related valuation allowances by type of credit loss, as of the dates indicated:

	December 31,
(in thousands)	2022	2021
Amortized cost:
Loans with non-specific reserves	$8,314,610	$7,329,113
Loans with specific reserves	182	339
Total amortized cost	$8,314,792	$7,329,452
Valuation allowance:
Non-specific reserves	$54,635	$47,802
Specific reserves	182	210
Total valuation allowance[1]	$54,817	$48,012
Mortgage loans, net of allowance	$8,259,975	$7,281,440

1	Changes in the valuation allowance are due to current period provisions. These changes in the valuation allowance for the years ended December 31, 2022, 2021 and 2020 were immaterial.

As of December 31, 2022 and 2021, the Company’s mortgage loans classified as delinquent and/or in non-accrual status were immaterial in relation to the total mortgage loan portfolio.

The following table summarizes the LTV ratio and DSC ratio of the mortgage loan portfolio, as of the dates indicated:

	LTV ratio			DSC ratio
(in thousands)	Less than 90%	90% or greater	Total	Greater than 1.00	Less than or equal to 1.00	Total
December 31, 2022
Apartment	$3,293,131	$-	$3,293,131	$3,261,276	$31,855	$3,293,131
Industrial	1,765,494	-	1,765,494	1,765,494	-	1,765,494
Office	1,074,867	109,100	1,183,967	1,183,785	182	1,183,967
Retail	1,629,236	28,497	1,657,733	1,645,608	12,125	1,657,733
Other	243,486	77,253	320,739	302,285	18,454	320,739
Total[1]	$8,006,214	$214,850	$8,221,064	$8,158,448	$62,616	$8,221,064
Weighted average DSC ratio	2.18	1.72	2.16	n/a	n/a	n/a
Weighted average LTV ratio	n/a	n/a	n/a	60%	84%	60%

December 31, 2021
Apartment	$2,886,862	$15,556	$2,902,418	$2,849,272	$53,146	$2,902,418
Industrial	1,406,821	-	1,406,821	1,406,821		1,406,821
Office	1,067,010	78,500	1,145,510	1,145,171	339	1,145,510
Retail	1,567,580	16,811	1,584,391	1,575,551	8,840	1,584,391
Other	224,277	10,352	234,629	234,629		234,629
Total	$7,152,550	$121,219	$7,273,769	$7,211,444	$62,325	$7,273,769
Weighted average DSC ratio	2.17	1.85	2.16	n/a	n/a	n/a
Weighted average LTV ratio	n/a	n/a	n/a	62%	75%	63%

1	Excludes $93,728 and $55,683 of commercial mortgage loans that were under development as of December 31, 2022 and 2021, respectively.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2022, 2021 and 2020 Statutory Financial Statements (in thousands)

As of December 31, 2022 and 2021, the Company has a diversified mortgage loan portfolio with no more than 22.0% in a geographic region in the U.S. and no more than 1.0% with any one borrower. The maximum and minimum lending rates for mortgage loans originated or acquired during 2022 and 2021 were 11.0% and 2.8% and 10.5% and 2.4%, respectively. As of December 31, 2022 and 2021, the maximum LTV ratio of any one loan at the time of loan origination was 88.0% and 90.0%, respectively. As of December 31, 2022 and 2021, the Company did not hold mortgage loans with interest 90 days or more past due. Additionally, there were no taxes, assessments or any amounts advanced and not included in the mortgage loan portfolio.

Securities Lending

The fair value of loaned securities was $112,799 and $119,632 as of December 31, 2022 and 2021, respectively. The Company held $94,044 and $80,863 of cash collateral on securities lending in the general account as of December 31, 2022 and 2021, respectively. The carrying value and fair value of reinvested collateral assets was $94,402 and $80,863 and had a contractual maturity of under 30 days as of December 31, 2022 and 2021, respectively. The fair value of bonds acquired with reinvested collateral assets was $96,290 and $82,481 as of December 31, 2022 and 2021, respectively. There are no securities lending transactions that extend beyond one year as of the reporting date. The Company received $21,786 and $41,685 in non-cash collateral at fair value on securities lending as of December 31, 2022 and 2021, respectively.

Net Investment Income

The following table summarizes net investment income by investment type, for the years ended:

	December 31,
(in thousands)	2022	(As Adjusted) 2021	(As Adjusted) 2020
Bonds	$1,122,360	$1,010,830	$923,705
Mortgage loans	309,899	281,331	251,910
Policy loans	8,005	7,156	5,865
Derivative instruments[1]	87,563	929,164	18,065
Other	68,313	58,154	18,326
Gross investment income	$1,596,140	$2,286,635	$1,217,871
Investment expenses	(41,586)	(39,449)	(29,355)
Net investment income	$1,554,554	$2,247,186	$1,188,516

1	Includes net investment income applying the prescribed practice under OAC 3901-1-67, as disclosed in Note 2, for the years ended December 31, 2022 and 2021.

The amount of investment income due and accrued that was nonadmitted as of December 31, 2022 and 2021 was immaterial.

Net Realized Capital Gains and Losses

The following table summarizes net realized capital gains and losses for the years ended:

	December 31,
(in thousands)	2022	(As Adjusted) 2021	(As Adjusted) 2020
Gross gains on sales	$6,386	$5,985	$9,663
Gross losses on sales	(38,519)	(10,876)	(14,022)
Net realized losses on sales	$(32,133)	$(4,891)	$(4,359)
Net realized derivative (losses) gains[1]	(35)	-	79,893
Other-than-temporary impairments	(10,238)	(542)	(34,759)
Total net realized capital (losses) gains	$(42,406)	$(5,433)	$40,775
Tax (expense) benefit on net (losses) gains	(8,246)	(25,246)	4,324
Net realized capital (losses) gains, net of tax	$(50,652)	$(30,679)	$45,099
Less: Realized losses transferred to the IMR	(12,080)	(5,411)	(855)
Net realized capital (losses) gains, net of tax and transfers to the IMR	$(38,572)	$(25,268)	$45,954

1	Includes impacts to derivative instruments applying the prescribed practice under OAC 3901-1-67, as disclosed in Note 2, for the years ended December 31, 2022 and 2021.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2022, 2021 and 2020 Statutory Financial Statements (in thousands)

For the year ended December 31, 2022, the gross realized gains and gross realized losses on sales of bonds were $2,251 and $25,647, respectively. For the year ended December 31, 2021, gross realized gains and gross realized losses on sales of bonds were $4,755 and $10,548, respectively. For the year ended December 31, 2020, gross realized gains and gross realized losses on sales of bonds were $6,344 and $13,956, respectively.

The Company did not enter into any material repurchase transactions that would be considered wash sales during the years ended December 31, 2022, 2021 and 2020.

Investment Commitments

The Company had unfunded commitments related to its investment in limited partnerships and limited liability companies totaling $495,162 and $439,410 as of December 31, 2022 and 2021, respectively. As of December 31, 2022 and 2021, there were $162,705 and $62,969 of outstanding commitments to fund mortgage loans, respectively. As of December 31, 2022 and 2021, there was $130,689 and $114,924 of outstanding commitments to purchase bonds, respectively.

(6)	Derivative Instruments

The Company is exposed to certain risks related to its ongoing business operations which are managed using derivative instruments.

Interest rate risk management. In the normal course of business, the Company enters into transactions that expose it to interest rate risk arising from mismatches between assets and liabilities. The Company may use interest rate swaps and futures to reduce or alter interest rate exposure.

Indexed crediting risk management. The Company issues a variety of insurance and annuity products with indexed crediting features that expose the Company to risks related to the performance of an underlying index. To mitigate these risks, the Company enters into a variety of derivatives including index options, total return swaps and futures. The underlying indices can have exposure to equites, commodities and fixed income securities.

Other risk management. As part of its regular investing activities, the Company may purchase foreign currency denominated investments. These investments and the associated income expose the Company to volatility associated with movements in foreign exchange rates. As foreign exchange rates change, the increase or decrease in the cash flows of the derivative instrument are intended to mitigate the changes in the functional-currency equivalent cash flows of the hedged item. To mitigate this risk, the Company uses cross-currency swaps.

Credit risk associated with derivatives transactions. The Company periodically evaluates the risks within the derivative portfolios due to credit exposure. When evaluating this risk, the Company considers several factors which include, but are not limited to, the counterparty credit risk associated with derivative receivables, the Company’s own credit as it relates to derivative payables, the collateral thresholds associated with each counterparty and changes in relevant market data in order to gain insight into the probability of default by the counterparty. The Company also considers the impact credit exposure could have on the effectiveness of the Company’s hedging relationships. As of December 31, 2022 and 2021, the impact of the exposure to credit risk on the fair value measurement of derivatives and the effectiveness of the Company’s hedging relationships was immaterial.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2022, 2021 and 2020 Statutory Financial Statements (in thousands)

The following table summarizes the fair value, carrying value and related notional amounts of derivative instruments, as of the dates indicated:

(in thousands)	Notional amount	Net carrying value	Fair value asset	Fair value liability	Average fair value
December 31, 2022
Cross currency swaps	$1,797,165	$139,480	$220,506	$(6,026)	$1,865
Options	35,782,812	575,131	404,148	(6,533)	61
Total return swaps	226,206	100	113	(14)	25
Futures	341,133	-	-	-	-
Total derivatives[1]	$38,147,316	$714,711	$624,767	$(12,573)	$1,951

December 31, 2021
Cross currency swaps	$1,378,105	$8,460	$68,261	$(8,769)	$676
Options	31,150,617	452,016	1,668,327	(108,235)	283
Interest Rate Swaps	5,000	(89)	-	-	-
Total return swaps	1,634,831	3,698	5,058	(1,360)	1,233
Futures	739,975	-	-	-	-
Total derivatives[1]	$34,908,528	$464,085	$1,741,646	$(118,364)	$2,192
1	Fair value balance excludes immaterial accrued interest on derivative assets for December 31, 2022 and 2021.

The derivative assets subject to master netting agreements were $12,572 and $118,398 as of December 31, 2022 and 2021. The Company received $630,096 and $1,663,819 of cash collateral, respectively, resulting in an immaterial uncollateralized position as of December 31, 2022 and 2021. The derivative liabilities subject to master netting agreements were $12,572 and $118,398 as of December 31, 2022 and 2021. The Company posted immaterial cash collateral, resulting in an immaterial uncollateralized position as of December 31, 2022 and 2021. In addition, the Company posted initial margin on derivative instruments of $17,843 and $36,870 as of December 31, 2022 and 2021, respectively.

The following table summarizes net gains and losses on derivatives programs by type of derivative instrument, as of the dates indicated:

	Net realized (losses) gains recorded in operations			Unrealized gains (losses) recorded in capital and surplus
	December 31,			December 31,
(in thousands)	2022[1]	2021[1]	2020	2022[1]	2021[1]	2020
Options	$-	$-	$3,812	$-	$-	$(332,827)
Cross-currency swaps	(35)	-	826	130,844	64,214	(72,981)
Total return swaps	-	-	21,127	-	-	(1,702)
Futures	-	-	54,128	-	-	(2,918)
Total	$(35)	$-	$79,893	$130,844	$64,214	$(410,428)
1	Includes impacts to derivative instruments applying the prescribed practice under OAC 3901-1-67, as disclosed in Note 2.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2022, 2021 and 2020 Statutory Financial Statements (in thousands)

(7)	Fair Value Measurements

The following table summarizes assets and liabilities held at fair value as of December 31, 2022:

(in thousands)	Level 1	Level 2	Level 3	Total
Assets
Bonds	$-	$1,283	$-	$1,283
Preferred stocks unaffiliated	-	-	2,540	2,540
Common stocks unaffiliated	7,574	45,042	-	52,616
Derivative assets	-	113	-	113
Separate account assets	2,172,675	-	-	2,172,675
Assets at fair value	$2,180,249	$46,438	$2,540	$2,229,227
Liabilities
Derivative liabilities	$-	$14	$-	$14
Liabilities at fair value	$-	$14	$-	$14

The following table presents the rollforward of Level 3 assets held at fair value during the year ended December 31, 2022:

(in thousands)	Preferred stocks unaffiliated
Balance as of December 31, 2021	$3,017
Net gains (losses):
In operations	50
In surplus	565
Purchases	317
Sales	(1,409)
Balance as of December 31, 2022	$2,540

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2022, 2021 and 2020 Statutory Financial Statements (in thousands)

The following table summarizes assets and liabilities held at fair value as of December 31, 2021:

(in thousands)	Level 1	Level 2	Level 3	Total
Assets
Bonds	$-	$348	$-	$348
Preferred stocks unaffiliated	-	-	3,017	3,017
Common stocks unaffiliated	9,286	45,228	-	54,514
Derivative assets	-	5,160	-	5,160
Separate account assets	2,558,007	-	-	2,558,007
Assets at fair value	$2,567,293	$50,736	$3,017	$2,621,046
Liabilities
Derivative liabilities	$-	$1,360	$-	$1,360
Liabilities at fair value	$-	$1,360	$-	$1,360

The following table presents the rollforward of Level 3 assets held at fair value during the year ended December 31, 2021:

(in thousands)	Bonds[1]	Preferred stocks unaffiliated[2]	Derivative assets[3]	Assets at fair value
Balance as of December 31, 2020	$168	$-	$1,189,793	$1,189,961
Net gains (losses):
In surplus	-	432	-	432
Purchases	-	528	-	528
Sales	-	(220)	-	(220)
Transfers into Level 3	-	2,277	-	2,277
Transfers out of Level 3	(168)	-	(1,189,793)	(1,189,961)
Balance as of December 31, 2021	$-	$3,017	$-	$3,017
1	Bond transfers out of Level 3 during the year ended December 31, 2021 are due to the changes in observability of pricing inputs.
2	Preferred stock transfers into Level 3 during the year ended December 31, 2021 are primarily related to the Company’s election of SSAP No. 32R.
3	Derivative assets transfers out of Level 3 during the year ended December 31, 2021 are primarily related to the Company’s election of revised OAC 3901-1-67

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2022, 2021 and 2020 Statutory Financial Statements (in thousands)

The following table summarizes the carrying value and fair value of the Company’s assets and liabilities not held at fair value as of the dates indicated. The valuation techniques used to estimate these fair values are described below or in Note 2.

	Fair value
(in thousands)	Level 1	Level 2	Level 3	Total fair value	Carrying value
December 31, 2022
Assets
Bonds[1]	$1,284	$23,435,019	$4,384,223	$27,820,526	$31,431,380
Mortgage loans, net of allowance	-	-	7,182,913	7,182,913	8,259,975
Policy loans	-	-	216,001	216,001	216,001
Derivative assets	-	220,506	404,148	624,654	739,427
Cash, cash equivalents and short-term investments	725,785	529,932	-	1,255,717	1,255,717
Separate account assets	19,353	853,437	393,978	1,266,768	1,322,971
Securities lending collateral assets	94,402	-	-	94,402	94,402
Total assets	$840,824	$25,038,894	$12,581,263	$38,460,981	$43,319,873
Liabilities
Investment contracts	$-	$-	$558,613	$558,613	$556,071
Derivative liabilities	-	6,026	6,533	12,559	24,815
Total liabilities	$-	$6,026	$565,146	$571,172	$580,886

(As adjusted)
December 31, 2021
Assets
Bonds[1]	$9,350	$26,232,545	$4,478,866	$30,720,761	$28,431,994
Mortgage loans, net of allowance	-	-	7,395,303	7,395,303	7,281,440
Policy loans	-	-	168,293	168,293	168,293
Derivative assets	-	68,261	1,668,225	1,736,486	557,746
Cash, cash equivalents and short-term investments	539,192	1,743,437	-	2,282,629	2,282,629
Separate account assets	-	233,141	25,362	258,503	258,004
Securities lending collateral assets	80,863	-	-	80,863	80,863
Total assets	$629,405	$28,277,384	$13,736,049	$42,642,838	$39,060,969
Liabilities
Investment contracts	$-	$-	$405,678	$405,678	$405,616
Derivative liabilities	-	8,769	108,236	117,005	97,460
Total liabilities	$-	$8,769	$513,914	$522,683	$503,076

1	Level 3 is primarily composed of industrial and miscellaneous bonds.

Mortgage loans, net of allowance. The fair values of mortgage loans are primarily estimated using discounted cash flow analyses based on interest rates currently being offered for similar loans to borrowers with similar credit ratings.

Policy loans. The carrying amount reported in the statutory statements of admitted assets, liabilities, capital and surplus approximates fair value as policy loans are fully collateralized by the cash surrender value of underlying insurance policies.

Securities lending collateral assets. These assets are comprised of bonds and short-term investments and the respective fair values are estimated based on the fair value methods described in Note 2.

Investment contracts. For investment contracts without defined maturities, fair value is the amount payable on demand, net of surrender charges. For investment contracts with known or determined maturities, fair value is estimated using discounted cash flow analysis. Interest rates used in this analysis are similar to currently offered contracts with maturities consistent with those remaining for the contracts being valued. The fair value of adjustable rate contracts approximates their carrying value.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2022, 2021 and 2020 Statutory Financial Statements (in thousands)

(8)	Federal Income Taxes

The following tables summarize the net admitted deferred tax assets, as of the dates indicated:

	December 31, 2022
(in thousands)	Ordinary	Capital	Total
Total gross deferred tax assets	$503,966	15,327	519,293
Statutory valuation allowance adjustment	-	-	-
Adjusted gross deferred tax assets	$503,966	$15,327	$519,293
Less: Deferred tax assets nonadmitted	161,936	-	161,936
Net admitted deferred tax assets	$342,030	$15,327	$357,357
Less: Deferred tax liabilities	195,054	12,472	207,526
Net admitted deferred tax assets	$146,976	$2,855	$149,831

	(As Adjusted) December 31, 2021
(in thousands)	Ordinary	Capital	Total
Total gross deferred tax assets	$504,762	13,084	517,846
Statutory valuation allowance adjustment	-	-	-
Adjusted gross deferred tax assets	$504,762	$13,084	$517,846
Less: Deferred tax assets nonadmitted	112,692	73	112,765
Net admitted deferred tax assets	$392,070	$13,011	$405,081
Less: Deferred tax liabilities	191,568	7,888	199,456
Net admitted deferred tax assets	$200,502	$5,123	$205,625

The following table summarizes components of the change in deferred income taxes reported in capital and surplus before consideration of nonadmitted assets and changes from the prior year, as of the dates indicated:

	December 31,
(in thousands)	2022	(As Adjusted) 2021	Change
Adjusted gross deferred tax assets	$519,292	$517,846	$1,446
Total deferred tax liabilities	(207,526)	(199,456)	(8,070)
Net deferred tax assets	$311,766	$318,390	$(6,624)
Less: Tax effect of unrealized losses			(9,368)
Less: Tax effect of unrealized postretirement benefits			1,402
Change in deferred income tax			$1,342

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2022, 2021 and 2020 Statutory Financial Statements (in thousands)

The following tables summarize components of the admitted deferred tax assets calculation, as of the dates indicated:

	December 31, 2022
(in thousands)	Ordinary	Capital	Total
Federal income taxes recoverable through loss carryback	$-	$4,604	$4,604
Adjusted gross deferred tax assets expected to be realized[1]	143,436	1,791	145,227
Adjusted gross deferred tax assets offset against existing gross deferred tax liabilities	198,594	8,932	207,526
Admitted deferred tax assets	$342,030	$15,327	$357,357

	(As Adjusted) December 31, 2021
(in thousands)	Ordinary	Capital	Total
Federal income taxes recoverable through loss carryback	$-	$4,694	$4,694
Adjusted gross deferred tax assets expected to be realized[1]	200,384	547	200,931
Adjusted gross deferred tax assets offset against existing gross deferred tax liabilities	191,686	7,770	199,456
Admitted deferred tax assets	$392,070	$13,011	$405,081
1

Note that this amount is calculated as the lesser of the adjusted gross deferred tax assets expected to be realized following the balance sheet date or the adjusted gross deferred tax assets allowed per the limitation threshold. For the years ended December 31, 2022 and 2021, the threshold limitation for adjusted capital and surplus was $463,983 and $361,224, respectively.

The adjusted capital and surplus used to determine the recovery period and adjusted gross deferred tax assets allowed per the limitation threshold was $3,093,219 and $2,408,159 as of December 31, 2022 and 2021, respectively. The ratio percentage used to determine the recovery period and adjusted gross deferred tax assets allowed per the limitation threshold was 710% and 691% as of December 31, 2022 and 2021, respectively.

The following tables summarize the impact of tax planning strategies, as of the dates indicated:

	December 31, 2022
	Ordinary	Capital	Total
Adjusted gross deferred tax assets	0.00%	0.00%	0.00%
Net admitted adjusted gross deferred tax assets	0.00%	0.00%	0.00%

	(As Adjusted) December 31, 2021
	Ordinary	Capital	Total
Adjusted gross deferred tax assets	60.50%	1.02%	61.53%
Net admitted adjusted gross deferred tax assets	0.00%	0.00%	0.00%

The Company did not leverage tax planning strategies for the year ended December 31, 2022. For the year ended December 31, 2021, the Company’s tax planning strategies included the use of affiliated reinsurance.

There were no temporary differences for which deferred tax liabilities were not recognized for the years ended December 31, 2022 and 2021.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2022, 2021 and 2020 Statutory Financial Statements (in thousands)

The following table summarizes the tax effects of temporary differences and the change from the prior year, for the years ended:

	December 31,
(in thousands)	2022	(As Adjusted) 2021	Change
Deferred tax assets
Ordinary:
Future policy benefits and claims	$222,330	$199,042	$23,288
Investments	43,985	115,342	(71,357)
Deferred acquisition costs	219,405	182,077	37,328
Policyholders’ dividends accumulation	86	197	(111)
Fixed assets	10,477	-	10,477
Receivables - nonadmitted	3,243	2,266	977
Net operating loss carry-forward	277	384	(107)
Tax credit carry-forward	242	240	2
Other	3,921	5,214	(1,293)
Subtotal	$503,966	$504,762	$(796)
Nonadmitted	(161,936)	(112,692)	(49,244)
Admitted ordinary deferred tax assets	$342,030	$392,070	$(50,040)
Capital:
Investments	15,327	13,084	2,243
Subtotal	$15,327	$13,084	$2,243
Nonadmitted	-	(73)	73
Admitted capital deferred tax assets	$15,327	$13,011	$2,316
Admitted deferred tax assets	$357,357	$405,081	$(47,724)
Deferred tax liabilities
Ordinary:
Investments	$(12,516)	$(7,708)	$(4,808)
Deferred and uncollected premium	(13,020)	(13,080)	60
Future policy benefits and claims	(18,783)	(25,064)	6,281
Permitted practice trust assets	(146,211)	(141,191)	(5,020)
Other	(4,524)	(4,525)	1
Subtotal	$(195,054)	$(191,568)	$(3,486)
Capital:
Investments	(12,472)	(7,888)	(4,584)
Subtotal	$(12,472)	$(7,888)	$(4,584)
Deferred tax liabilities	$(207,526)	$(199,456)	$(8,070)
Net deferred tax assets	$149,831	$205,625	$(55,794)

In assessing the realizability of deferred tax assets, the Company considers whether it is more likely than not that some portion of the total deferred tax assets will not be realized. Valuation allowances are established when necessary to reduce the deferred tax assets to amounts expected to be realized. Based on the Company’s analysis, it is more likely than not that the results of future operations and implementation of tax planning strategies will generate sufficient taxable income to enable the Company to realize all deferred tax assets. Therefore, no valuation allowance has been established as of December 31, 2022 and 2021.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2022, 2021 and 2020 Statutory Financial Statements (in thousands)

The following table summarizes the Company’s income tax incurred and change in deferred income tax. The total income tax and change in deferred income tax differs from the amount obtained by applying the federal statutory rate to income (loss) before tax as follows, for the years ended:

		December 31,
(in thousands)	2022	(As Adjusted) 2021	(As Adjusted) 2020
Current income tax expense (benefit)	$13,395	$86,718	$(42,221)
Change in deferred income tax (without tax on unrealized gains and losses)	(1,342)	38,373	41,374
Total income tax expense (benefit) reported	$12,053	$125,091	$(847)

Income before income and capital gains taxes	$109,982	$92,769	$59,703
Federal statutory tax rate	21%	21%	21%
Expected income tax expense at statutory tax rate	$23,096	$19,481	$12,538
(Decrease) increase in actual tax reported resulting from:
Initial ceding commission and expense allowance	(7,270)	(7,087)	(6,892)
Dividends received deduction	(1,809)	(1,306)	(787)
Change in tax reserves	(152)	-	-
Deferred tax benefit on nonadmitted assets	1,019	1,373	(3,834)
Tax adjustment for IMR	(1,894)	(566)	363
Tax credits	(937)	(549)	(899)
Disregarded entity adjustment	445	(823)	765
Loss carryback rate differential	-	-	(1,947)
Change in reserve valuation basis	-	115,006	-
Other	(445)	(438)	(154)
Total income tax expense (benefit) reported	$12,053	$125,091	$(847)

The Company incurred $341 and $4,307 in federal income tax expense in 2022 and 2021, respectively, which is available for recoupment in the event of future net losses.

The following table summarizes operating loss or tax credit carry-forwards available as of December 31, 2022:

(in thousands)	Amount	Origination	Expiration
Operating Loss carry-forwards	$1,319	2022	N/A
Business credits	$40	2018	2038
Business credits	$32	2019	2039
Business credits	$27	2020	2040
Business credits	$140	2021	2041
Business credits	$3	2022	2042

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2022, 2021 and 2020 Statutory Financial Statements (in thousands)

The Company is included in the NMIC consolidated federal income tax return which includes the following entities:

Nationwide Mutual Insurance Company	Nationwide Corporation
AGMC Reinsurance, Ltd.	Nationwide Financial Assignment Company
Allied Group, Inc.	Nationwide Financial General Agency, Inc.
Allied Holding (Delaware), Inc.	Nationwide Financial Services, Inc.
Allied Insurance Company of America	Nationwide General Insurance Company
Allied Property & Casualty Insurance Company	Nationwide Indemnity Company
Allied Texas Agency, Inc.	Nationwide Insurance Company of America
AMCO Insurance Company	Nationwide Insurance Company of Florida
American Marine Underwriters	Nationwide Investment Services Corporation
Crestbrook Insurance Company	Nationwide Life and Annuity Insurance Company
Depositors Insurance Company	Nationwide Life Insurance Company
DVM Insurance Agency, Inc.	Nationwide Lloyds
Eagle Captive Reinsurance, LLC	Nationwide Property & Casualty Insurance Company
Freedom Specialty Insurance Company	Nationwide Retirement Solutions, Inc.
Harleysville Group Inc.	Nationwide Sales Solutions, Inc.
Harleysville Insurance Co. of New York	Nationwide Trust Company, FSB
Harleysville Insurance Company	NBS Insurance Agency, Inc.
Harleysville Insurance Company of New Jersey	NFS Distributors, Inc.
Harleysville Lake States Insurance Company	Retention Alternatives SAC Ltd.
Harleysville Life Insurance Company	Registered Investment Advisors Services, Inc.
Harleysville Preferred Insurance Company	Scottsdale Indemnity Company
Harleysville Worcester Insurance Company	Scottsdale Insurance Company
Jefferson National Financial Corporation	Scottsdale Surplus Lines Insurance Company
Jefferson National Securities Corporation	THI Holdings (Delaware), Inc.
Lone Star General Agency, Inc.	Titan Insurance Company
National Casualty Company	Titan Insurance Services, Inc.
Nationwide Advantage Mortgage Company	Veterinary Pet Insurance Company
Nationwide Affinity Insurance Company of America	Victoria Fire & Casualty Company
Nationwide Agent Risk Purchasing Group, Inc.	Victoria Select Insurance Company
Nationwide Agribusiness Insurance Company	VPI Services, Inc.
Nationwide Assurance Company
Nationwide Cash Management Company

The method of allocation among the companies is based upon separate return calculations with current benefit for tax losses and credits utilized in the consolidated return.

The Company did not have any protective tax deposits under Section 6603 of the Internal Revenue Code as of December 31, 2022 and 2021.

The Company does not have any tax loss contingencies for which it is reasonably possible that the total liability will significantly increase within twelve months of the reporting date.

In August 2022, the Inflation Reduction Act of 2022 (“Act”) was passed by the U.S. Congress and signed into law. The Act includes a new Federal corporate alternative minimum tax (“CAMT”), effective in 2023, that is based on the adjusted financial statement income (“AFSI”) set forth on the applicable financial statement (“AFS”) of an applicable corporation. A corporation is an applicable corporation if its rolling average pre-tax AFSI over three prior years (starting with 2020-2022) is greater than $1,000,000. For a group of related entities, the $1,000,000 threshold is determined on a group basis, and the group’s AFS is generally treated as the AFS for all separate taxpayers in the group. Except under limited circumstances, once a corporation is an applicable corporation, it is an applicable corporation in all future years.

An applicable corporation is not automatically subject to a CAMT liability. The corporation’s tentative CAMT liability is equal to 15% of its adjusted AFSI, and CAMT is payable to the extent the tentative CAMT liability exceeds regular corporate income tax. However, any CAMT paid would be indefinitely available as a credit carryover that could reduce future regular tax in excess of CAMT.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2022, 2021 and 2020 Statutory Financial Statements (in thousands)

The Company comprises a controlled group of corporations and has determined that it likely will be an applicable corporation in 2023. In making such determination, the group has made certain interpretations of, and assumptions regarding, the CAMT provisions of the Act. The U.S. Treasury Department is expected to issue guidance throughout 2023 that may differ from the group’s interpretations and assumptions and that could alter the group’s determination.

In accordance with INT 22-02: Third Quarter 2022 through First Quarter 2023 Reporting of the Inflation Reduction Act - Corporate Alternative Minimum Tax, the Company did not include an estimate of the impacts of the CAMT because a reasonable estimate cannot be made as of December 31, 2022.

For the year ended December 31, 2022, the Act did not impact the Company’s total tax expense.

(9)	Federal Home Loan Bank Agreements

The Company is a member of the FHLB. Through its membership, the FHLB established the Company’s capacity for short-term borrowings and cash advances under the funding agreement program at up to 50% of total admitted assets.

The Company’s Board of Directors has authorized the issuance of funding agreements up to $4,000,000 to the FHLB, shared between the Company and NLIC, in exchange for cash advances, which are collateralized by pledged securities. The Company uses these funds in an investment spread lending strategy, consistent with its other investment spread operations. As such, the Company will apply SSAP No. 52 – Deposit-Type Contracts accounting treatment to these funds, consistent with its other deposit-type contracts. It is not part of the Company’s strategy to utilize these funds for operations, and any funds obtained from the FHLB for use in general operations would be accounted for consistent with SSAP No. 15 – Debt and Holding Company Obligations, as borrowed money. Membership requires the Company to purchase and hold a minimum amount of FHLB capital stock plus additional stock based on outstanding advances. The Company has $20,000 and $25,000 in membership stock as of December 31, 2022 and 2021, respectively. As part of the agreement, the Company purchased and held an additional $24,750 and $17,978 in activity stock and $291 and $2,250 in excess stock as of December 31, 2022 and 2021, respectively, which is included in stocks on the statutory statements of admitted assets, liabilities, capital and surplus. The Company’s liability for advances from the FHLB was $552,542 and $399,561 as of December 31, 2022 and 2021, respectively, which is included in future policy benefits and claims on the statutory statements of admitted assets, liabilities, capital and surplus. As of February 27, 2023, the Company’s Board of Directors has authorized the issuance of funding agreements up to $6,000,000 to the FHLB, an increase of $2,000,000, shared between the Company and NLIC.

The Company has agreements with the FHLB to provide financing for operations. These agreements, which were renewed in February 2023 and expire February 2, 2024, allow the Company access to borrow up to $1,050,000. As of December 31, 2022 and 2021, the Company had no amounts outstanding under these agreements.

Bonds and mortgage loans with a carrying value of $1,198,987 (2.5% of total admitted assets) as of December 31, 2022 and $502,319 (1.2% of total admitted assets) as of December 31, 2021 were pledged as collateral under FHLB agreements and are included in bonds and mortgage loans on the statutory statements of admitted assets, liabilities, capital and surplus.

(10)	Reinsurance

The Company has an intercompany reinsurance agreement with its wholly owned subsidiary, Olentangy, whereby the Company cedes a block of certain universal life and term life insurance policies on an indemnity coinsurance basis with funds withheld and a block of certain term life insurance policies on a yearly renewable term basis. These policies are ceded to a reinsurance pool that includes Olentangy and UHRL, a Bermuda captive (collectively, “Reinsurance Pool”). The Reinsurance Pool members have joint and several liability under the reinsurance agreement until June 30, 2028 when UHRL exits the Reinsurance Pool and Olentangy becomes solely liable. The Company has recorded an aggregate write-in for gains and losses in surplus, which is being amortized into operations in future periods as earnings emerge from the business reinsured. Amounts ceded to Olentangy under the reinsurance agreement during 2022, 2021 and 2020 included premiums of $65,245, $95,055 and $83,087, respectively, benefits and claims of $81,511, $82,086 and $76,344, respectively, and net investment earnings on funds withheld assets of $49,858, $51,089 and $37,684, respectively. In order for the Company to record a reinsurance reserve credit of $1,864,039 as of December 31, 2022 for the ceded block, the Company is holding assets in funds withheld for the benefit of the Reinsurance Pool with a book adjusted carrying value and fair value of $1,158,328 and $1,041,406, respectively. As of December 31, 2021, the book adjusted carrying value and fair value of the funds withheld assets was $1,143,345 and $1,326,545, respectively. The Reinsurance Pool has also established a trust account for the benefit of the Company which had a fair value of $725,555 and $694,385 as of December 31, 2022 and 2021, respectively.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2022, 2021 and 2020 Statutory Financial Statements (in thousands)

The Company has entered into a 100% coinsurance agreement with funds withheld with an affiliate, Eagle Captive Reinsurance, LLC (“Eagle”), to cede guaranteed lifetime withdrawal benefit (“GLWB”) rider obligations provided under certain fixed indexed annuity contracts issued and to be issued by NLAIC. While the GLWB contract riders are ceded by NLAIC to Eagle, the base annuity contracts and any non-reinsured risks will be retained by NLAIC. Eagle, a wholly-owned subsidiary of NLIC, is an Ohio domiciled special purpose financial captive insurance company that applies one prescribed practice with multiple applications as provided under the State of Ohio’s captive law which values the assumed GLWB risks from NLAIC using an alternative reserving basis from the Statutory Accounting Principles detailed within the NAIC SAP pursuant to Ohio Revised Code Chapter 3964 and approval by the Department. The Company has recorded an aggregate write-in for gains and losses in surplus, which is being amortized into operations in future periods as earnings emerge from the business reinsured. Amounts ceded to Eagle under the reinsurance agreement during 2022, 2021 and 2020 included premiums of $111,556, $79,709 and $65,501, respectively, and net investment earnings on funds withheld assets of $6,374, $6,894 and $4,894, respectively. As of December 31, 2022 and 2021, the carrying value of the funds withheld assets was $189,849 and $198,829, respectively, which consists of bonds and cash equivalents and equals the amount of Eagle’s assumed GLWB rider reserve obligations calculated using the alternative reserving basis. As of December 31, 2022 and 2021, the Company’s reserve credit for guaranteed benefits ceded was $1,396,123 and $1,224,122, respectively. Amounts payable to Eagle related to the reinsurance agreement was $29,635 and $13,990 as of December 31, 2022 and 2021, respectively.

The Company has an intercompany reinsurance agreement with NLIC whereby certain inforce and subsequently issued fixed individual deferred annuity contracts are ceded on a modified coinsurance basis. Under modified coinsurance agreements, the ceding company retains invested assets and investment earnings are paid to the reinsurer. Under terms of the agreement, NLIC bears the investment risk associated with changes in interest rates. Risk of asset default is retained by the Company, and NLIC pays a fee to the Company for the Company’s retention of such risk. The agreement will remain inforce until all contract obligations are settled. The ceding of risk does not discharge the original insurer from its primary obligation to the contractholder. Amounts ceded to NLIC are included in the Company’s statutory statement of operations for 2022, 2021 and 2020 and include considerations of $10,408, $10,387 and $12,140, respectively, net investment income of $35,069, $42,451 and $45,823, respectively, and benefits, claims and other expenses of $160,865, $146,841 and $170,912, respectively. The reserve adjustment for 2022, 2021 and 2020 of $(161,067), $(151,124) and $(172,331), respectively, represents changes in reserves related to this fixed block of business, offset by investment earnings on the underlying assets. Policy reserves under this agreement totaled $858,947 and $985,116 as of December 31, 2022 and 2021, respectively. Amounts recoverable as of December 31, 2022 and 2021 related to this contract were $14,399 and $8,418, respectively.

The Company has an intercompany reinsurance agreement with NLIC whereby certain variable universal life insurance, whole life insurance and universal life insurance policies are ceded on a modified coinsurance basis. Total policy reserves under this treaty were $32,602 and $35,352 as of December 31, 2022 and 2021, respectively. Total premiums ceded under this treaty were $12,271, $12,302 and $8,424 during 2022, 2021 and 2020, respectively.

The Company has an intercompany reinsurance agreement with NLIC whereby a certain life insurance contract is ceded on a 100% coinsurance basis. Policy reserves ceded under this agreement totaled $155,976 and $154,719 as of December 31, 2022 and 2021, respectively.

The Company has entered into reinsurance contracts to cede a portion of its individual annuity and life insurance business to unrelated reinsurers. Total reserve credits taken as of December 31, 2022 and 2021 were $556,498 and $581,082, respectively. The three largest contracts are with Security Life of Denver Insurance Company (“SLD”), Reinsurance Group of America, Incorporated (“RGA”), and SCOR Global Life Americas Reinsurance Company (“SGLAR”), as of December 31, 2022 and 2021. Total reserve credits taken on these contracts as of December 31, 2022 and 2021 were $176,988 and $179,573, respectively, from SLD, $141,277 and $146,950, respectively, from RGA, and $123,661 and $131,141, respectively, from SGLAR. The ceding of risk does not relieve the Company, as the original insurer, from its primary obligation to the policyholder.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2022, 2021 and 2020 Statutory Financial Statements (in thousands)

(11)	Transactions with Affiliates

The Company has entered into significant, recurring transactions and agreements with NMIC, other affiliates and subsidiaries as a part of its ongoing operations. These include annuity and life insurance contracts, office space cost sharing arrangements, and agreements related to reinsurance, cost sharing, tax sharing, administrative services, marketing, intercompany loans, intercompany repurchases, cash management services and software licensing. In addition, several benefit plans sponsored by NMIC are available to Nationwide employees, for which the Company has no legal obligations. Measures used to determine the allocation among companies includes individual employee estimates of time spent, special cost studies, the number of full-time employees and other methods agreed to by the participating companies.

In addition, Nationwide Services Company, LLC (“NSC”), a subsidiary of NMIC, provided data processing, systems development, hardware and software support, telephone, mail and other services to the Company, based on specified rates for units of service consumed pursuant to the enterprise cost sharing agreement. As of January 1, 2022 NSC merged into NNOV8, LLC, a subsidiary of NMIC, and all services going forward were provided by NMIC. For the year ended December 31, 2022, the Company was allocated costs from NMIC totaling $138,113. For the years ended 2021 and 2020, the Company was allocated costs from NMIC and NSC totaling $116,012 and $116,800, respectively.

The Company may underwrite insurance policies for its employees, officers and/or directors. The Company may offer discounts on certain products that are subject to applicable state insurance laws and approvals.

Under the enterprise cost sharing agreement, the Company has a cost sharing arrangement with NMIC to occupy office space. For the years ended December 31, 2022, 2021 and 2020, the Company made payments to NMIC of $5,935, $6,074 and $6,834, respectively.

Funds of Nationwide Funds Group (“NFG”), a group of Nationwide businesses that develops, sells and services mutual funds, are offered to the Company’s customers as investment options in certain of the Company’s products. As of December 31, 2022, 2021 and 2020, customer allocations to NFG funds totaled $1,303,151, $1,418,829 and $1,189,776, respectively. For the years ended December 31, 2022, 2021 and 2020, NFG paid the Company $3,636, $3,667 and $3,021, respectively, for the distribution and servicing of these funds.

Amounts on deposit with NCMC for the benefit of the Company were $529,932 and $1,743,437 as of December 31, 2022 and 2021, respectively. As of December 31, 2022 and 2021, amounts on deposit with NCMC were comprised of $464,249 and $1,655,074, respectively, of cash and cash equivalents, with remaining amounts in short-term investments.

The Company also participates in intercompany repurchase agreements with affiliates whereby the seller transfers securities to the buyer at a stated value. Upon demand or after a stated period, the seller repurchases the securities from the buyer at the original sales price plus interest. As of December 31, 2022 and 2021, the Company had no outstanding borrowings from affiliated entities under such agreements. During 2022 and 2021, there were no outstanding borrowings from affiliated entities at any given time. The amount the Company incurred for interest expense on intercompany repurchase agreements during 2022, 2021 and 2020 were immaterial.

During 2022, 2021 and 2020, the Company received capital contributions of $800,000, $400,000 and $500,000, respectively, from NLIC.

Pursuant to a financial support agreement, NLIC agreed to provide the Company with the minimum capital and surplus required by each state in which the Company does business. This agreement does not constitute NLIC as guarantor of any obligation or indebtedness of the Company or provide any creditor of NLAIC with recourse to or against any of the assets of NLIC.

The contractual obligations under NLAIC’s single premium deferred annuity (“SPDA”) contracts in force and issued before September 1, 1988 are guaranteed by NLIC. Total SPDA contracts affected by this guarantee in force as of December 31, 2022 and 2021 were approximately $6,772 and $7,246, respectively.

During 2022, 2021 and 2020, the Company paid capital contributions of $5,000, $5,000 and $4,000, respectively, to NWSBL. The entire investment in NWSBL was nonadmitted as of December 31, 2022 and 2021. On February 28, 2023, the Company paid an additional capital contribution of $5,000 to NWSBL.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2022, 2021 and 2020 Statutory Financial Statements (in thousands)

The Company and Nationwide Trust Company, FSB (“NTC”) have entered into an unsecured promissory note whereby NTC can borrow up to $180,000 from the Company for up to 364 days after the date of the agreement with the outstanding balance being reported in short-term investments on the statutory statements of admitted assets, liabilities, capital and surplus. As of December 31, 2021, NTC had an outstanding borrowing of $115,000 at an interest rate of 1-month LIBOR plus 0.80%. Upon maturity in March 2022, the Company executed a $180,000 replacement unsecured promissory note with NTC at an interest rate of 1-month LIBOR plus 0.88% with a maturity date of March 23, 2023. As of December 31, 2022, NTC had an outstanding borrowing of $100,000. Upon maturity on March 23, 2023, the current $100,000 balance was repaid and a $180,000 replacement agreement was entered into with a draw amount of $95,000 at an interest rate of 1-month SOFR plus 0.90% and a maturity date of March 24, 2024. The outstanding borrowing on this note is $95,000 as of the subsequent event date.

The Company had a $550,000 unsecured promissory note and revolving line of credit agreement with NWSBL at an interest rate of 1-month LIBOR plus 1.25% that matured on March 2, 2022. The outstanding balance was $399,500 as of December 31, 2021, which is included in short-term investments on the statutory statements of admitted assets, liabilities, capital and surplus. In March 2022, the Company executed a $550,000 replacement unsecured promissory note and revolving line of credit agreement with NWSBL at an interest rate of 1-month LIBOR plus 1.25% with a maturity date of March 1, 2023. The outstanding balance was $550,000 as of December 31, 2022, which is included in short-term investments on the statutory statements of admitted assets, liabilities, capital and surplus. On March 1, 2023, the current $550,000 balance was repaid and a $550,000 replacement agreement was entered into with a draw amount of $550,000 at an interest rate of 1-month SOFR plus 0.90% and a maturity date of February 28, 2024. The outstanding balance on this note is $550,000 as of the subsequent event date.

On December 22, 2021, the Company and NLIC entered into a short-term loan where the Company borrowed $80,000 from NLIC. The Company repaid the short-term loan in full on January 4, 2022.

The Company utilizes the look-through approach in valuing its investment in Nationwide Real Estate Investors (NLAIC), LLC (“NW REI (NLAIC)”), a subsidiary of NMIC, at $20,646 and $5,316 as of December 31, 2022 and 2021, respectively. NW REI (NLAIC)’s financial statements are not audited, and the Company has limited the value of its investment in NW REI (NLAIC) to the value contained in the audited financial statements of the underlying investments. All liabilities, commitments, contingencies, guarantees or obligations of the NW REI (NLAIC), which are required under applicable accounting guidance, are reflected in the Company’s determination of the carrying value of the investment in NW REI (NLAIC), if not already recorded in the financial statements of NW REI (NLAIC).

(12)	Contingencies

Legal and Regulatory Matters

The Company is subject to legal and regulatory proceedings in the ordinary course of its business. These include proceedings specific to the Company and proceedings generally applicable to business practices in the industries in which the Company operates. The outcomes of these proceedings cannot be predicted due to their complexity, scope, and many uncertainties. The Company believes, however, that based on currently known information, the ultimate outcome of all pending legal and regulatory proceedings is not likely to have a material adverse effect on the Company’s financial condition.

The various businesses conducted by the Company are subject to oversight by numerous federal and state regulatory entities, including but not limited to the Securities and Exchange Commission, the Financial Industry Regulatory Authority, the Department of Labor, the IRS, the Office of the Comptroller of the Currency and state insurance authorities. Such regulatory entities may, in the normal course of business, be engaged in general or targeted inquiries, examinations and investigations of the Company and/or its affiliates. With respect to all such scrutiny directed at the Company or its affiliates, the Company is cooperating with regulators.

Indemnifications

In the normal course of business, the Company provides standard indemnifications to contractual counterparties. The types of indemnifications typically provided include breaches of representations and warranties, taxes and certain other liabilities, such as third party lawsuits. The indemnification clauses are often standard contractual terms and are entered into in the normal course of business based on an assessment that the risk of loss would be remote. The terms of the indemnifications vary in duration and nature. In many cases, the maximum obligation is not explicitly stated, and the contingencies triggering the obligation to indemnify have not occurred and are not expected to occur. Consequently, the amount of the obligation under such indemnifications is not determinable. Historically, the Company has not made any material payments pursuant to these obligations.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Notes to December 31, 2022, 2021 and 2020 Statutory Financial Statements (in thousands)

(13)	Regulatory Risk-Based Capital, Dividend Restrictions and Unassigned Surplus

The NAIC Risk-Based Capital (“RBC”) model law requires every insurer to calculate its total adjusted capital and RBC requirement to ensure insurer solvency. Regulatory guidelines provide for an insurance commissioner to intervene if the insurer experiences financial difficulty, as evidenced by a company’s total adjusted capital falling below established relationships to required RBC. The model includes components for asset risk, liability risk, interest rate exposure and other factors. The State of Ohio, where the Company is domiciled, imposes minimum RBC requirements that are developed by the NAIC. The formulas in the model for determining the amount of RBC specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of total adjusted capital to authorized control level RBC, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, all of which require specified corrective action. The Company exceeded the minimum RBC requirements for all periods presented.

The State of Ohio insurance laws require insurers to seek prior regulatory approval to pay a dividend or distribution of cash or other property if the fair market value thereof, together with that of other dividends or distributions made in the preceding twelve months, exceeds the greater of (i) 10% of statutory-basis capital and surplus as of the prior December 31 or (ii) the statutory-basis net income of the insurer for the prior year. During the years ended 2022, 2021 and 2020, the Company did not pay any dividends to NLIC. The Company’s statutory capital and surplus as of December 31, 2022 was $3,243,050 and statutory net income for 2022 was $97,207. Due to the Company’s unassigned deficit as of December 31, 2022, any dividend paid by the Company in 2023 would require regulatory approval.

The State of Ohio insurance laws also require insurers to seek prior regulatory approval for any dividend paid from other than earned capital and surplus. Earned capital and surplus is defined under the State of Ohio insurance laws as the amount equal to the Company’s unassigned funds as set forth in its most recent statutory financial statements, including net unrealized capital gains and losses or revaluation of assets. Additionally, following any dividend, an insurer’s policyholder capital and surplus must be reasonable in relation to the insurer’s outstanding liabilities and adequate for its financial needs.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Schedule I     Summary of Investments – Other Than Investments in Related Parties

As of December 31, 2022 (in thousands):

Column A	Column B	Column C	Column D
Type of investment	Cost	Fair value	Amount at which is shown in the statutory statements of admitted assets, liabilities, capital and surplus
Bonds:
U.S. Treasury securities and obligations of U.S. Government corporations	$1,370	$1,284	$1,370
U.S. Government and agencies	16,077	22,056	16,077
Obligations of states and political subdivisions	2,024,267	1,774,934	2,024,267
Foreign governments	243,453	199,692	243,443
Public utilities	3,876,522	3,356,255	3,834,243
All other corporate, mortgage-backed and asset-backed securities	25,401,089	22,467,588	25,313,263
Total fixed maturity securities	$31,562,778	$27,821,809	$31,432,663
Equity securities:
Common stocks:
Industrial, miscellaneous and all other	55,042	52,616	52,616
Nonredeemable preferred stocks	2,540	2,540	2,540
Total equity securities	$57,582	$55,156	$55,156
Mortgage loans[1]	8,314,792		8,259,975
Cash, cash equivalents and short-term investments	1,255,717		1,255,717
Policy loans[2]	216,018		216,001
Other long-term investments[3]	1,882,694		1,882,694
Total invested assets	$43,289,581		$43,102,206
1	Difference from Column B is attributable to valuation allowances on mortgage loans (see Note 5 to the audited statutory financial statements).
2	Difference from Column B is attributable to $17 of policy loans classified as nonadmitted assets.
3

Includes derivatives, securities lending reinvested collateral assets and other invested assets. Amount does not agree to the statutory statements of admitted assets, liabilities, capital and surplus as investments in related parties of $108,133 are excluded.

See accompanying notes to statutory financial statements and report of independent registered public accounting firm.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Schedule IV    Reinsurance

As of December 31, 2022, 2021 and 2020 and for each of the years then ended (in thousands):

Column A	Column B	Column C	Column D	Column E	Column F
	Gross amount	Ceded to other companies	Assumed from other companies	Net amount	Percentage of amount assumed to net
2022
Life insurance in force	$242,504,936	$(70,213,387)	$-	$172,291,549	-
Life insurance premiums[1]	$2,639,361	$(220,288)	$-	$2,419,073	-

(As Adjusted)
2021
Life insurance in force	$223,340,577	$(68,767,811)	$-	$154,572,766	-
Life insurance premiums[1]	$2,292,950	$(224,065)	$-	$2,068,885	-

(As Adjusted)
2020
Life insurance in force	$203,338,387	$(67,145,122)	$-	$136,193,265	-
Life insurance premiums[1]	$1,803,176	$(197,529)	$-	$1,605,647	-
1	Primarily represents premiums from traditional life insurance and life-contingent immediate annuities and excludes deposits on investment and universal life insurance products.

See accompanying notes to statutory financial statements and report of independent registered public accounting firm.

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

(a wholly owned subsidiary of Nationwide Life Insurance Company)

Schedule V    Valuation and Qualifying Accounts

Years ended December 31, 2022, 2021 and 2020 (in thousands):

Column A	Column B	Column C		Column D	Column E
Description	Balance at beginning of period	Charged to costs and expenses	Charged to other accounts[1]	Deductions	Balance at end of period
2022
Valuation allowances - mortgage loans	$48,012	$6,805	$-	$-	$54,817
Valuation allowances - net deferred tax assets		-	-	-	-

2021
Valuation allowances - mortgage loans	$53,946	$(5,934)	$-	$-	$48,012
Valuation allowances - net deferred tax assets		-	-	-	-

2020
Valuation allowances - mortgage loans	$32,437	$21,509	$-	$-	$53,946
Valuation allowances - net deferred tax assets	-	-	-	-	-
1

Amounts related to net deferred tax assets are recognized through surplus. The net admitted deferred tax balance as of December 31, 2022, 2021 and 2020 was $149,831, $205,625 and $111,060, respectively.

See accompanying notes to statutory financial statements and report of independent registered public accounting firm.